As filed with the Securities and Exchange Commission on March 30, 2015

Registration No. 333-167018

811-6584

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 6

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 253

JOHN HANCOCK LIFE INSURANCE COMPANY

OF NEW YORK

SEPARATE ACCOUNT A

(formerly, The Manufacturers Life Insurance Company of New York)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY

OF NEW YORK

(formerly, The Manufacturers Life Insurance Company of New York)

(Name of Depositor)

100 Summit Lake Drive, Second Floor

Valhalla, New York 10595

(Address of Depositor’s Principal Executive Offices)

(914) 773-0708

(Depositor’s Telephone Number Including Area Code)

Thomas J. Loftus, Esq.

John Hancock Life Insurance Company of New York

601 Congress Street

Boston, MA 02210

(Name and Address of Agent for Service)

Copy to:

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph(b) of Rule 485
☒	on April 27, 2015, pursuant to paragraph(b) of Rule 485
☐	60 days after filing pursuant to paragraph(a)(1) of Rule 485
☐	On , pursuant to paragraph(a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A

INFORMATION REQUIRED IN A PROSPECTUS

GIFL Select IRA Rollover Variable Annuity Prospectus

April 27, 2015

This Prospectus describes interests in GIFL Select IRA Rollover single payment, deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, and John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your GIFL Select IRA Rollover Variable Annuity Contract for the name of your issuing Company.

We offer the Contracts to participants who wish to roll over distributions from a GIFL Select Retirement Plan funded by a John Hancock USA or John Hancock New York group annuity contract with a Guaranteed Income for Life (“GIFL”) Select lifetime income benefit feature to a traditional IRA or to a Roth IRA.

Variable Investment Options. When you purchase a Contract, you invest your GIFL Select Retirement Plan distribution in the Variable Investment Options we make available under the Contracts. After that, you may transfer Contract Values among Variable Investment Options to the extent permitted under your Contract. We measure your Contract Value and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios of John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus:

JOHN HANCOCK VARIABLE INSURANCE TRUST

Core Strategy Trust

Lifestyle Balanced MVP

Lifestyle Balanced PS Series

Lifestyle Conservative MVP

Lifestyle Conservative PS Series

Lifestyle Growth MVP

Lifestyle Growth PS Series

Lifestyle Moderate MVP

Lifestyle Moderate PS Series

Money Market Trust1

Ultra Short Term Bond Trust

[1]	The Money Market Variable Investment Option is available only during the initial inspection period for Contracts issued in California to purchasers age 60 and older.

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center		John Hancock Annuities Service Center
For Applications Only:	Mailing Address	For Applications Only:	Mailing Address
380 Stuart Street, 5th Floor	PO Box 111	380 Stuart Street, 5th Floor	PO Box 111
Boston, MA 02116	Boston, MA 02117-0111	Boston, MA 02116	Boston, MA 02117-0111
www.jhrollover.com/select		www.jhrollover.com/select
For All Other Transactions:	Mailing Address	For All Other Transactions:	Mailing Address
30 Dan Road – Suite 55444	P.O. Box 55444	30 Dan Road – Suite 55444	P.O. Box 55445
Canton, MA 02021-2809	Boston, MA 02205-5444	Canton, MA 02021-2809	Boston, MA 02205-5445
(800) 344-1029		(800) 551-2078
www.jhannuities.com		www.jhannuitiesnewyork.com

0415:RO GSPPRO	GIFL Select IRA Rollover

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I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Age 59 1/2 Trigger: For single-life Contracts, the Contract Anniversary Date immediately preceding the Covered Person’s turning age 59 1/2.

Age 65 Trigger: The Contract Anniversary Date immediately preceding the Covered Person’s 65th birthday for single-life Contracts, or the younger Covered Person’s 65th birthday for joint-life Contracts.

Annuitant: The natural person whose life is used to determine eligibility for and the duration of a single life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the natural person to whom we make annuity payments and whose lifetime measures the duration of annuity payments involving single life contingencies. The lives of the Annuitant and a co-Annuitant determine the eligibility for and the duration of a joint life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the lifetimes of the Annuitant and a co-Annuitant measure the duration of annuity payments involving joint life contingencies. If the Contract is owned by an individual, the Annuitant must be the same person as the Owner.

Annuities Service Center: The mailing address of our applications and service offices are listed on the first page of this Prospectus. You can send overnight mail to us at the following street addresses: for applications, 380 Stuart Street, 5th Floor, Boston, MA 02116; for all other transactions, 30 Dan Road – Suite 55444, Canton, MA 02021-2809.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the date the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts) and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Beneficiary: The person, persons or entity entitled to the death proceeds under the Contract upon the death of a Contract Owner or in certain circumstances, the Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with the guaranteed minimum withdrawal benefit to describe a value we use to determine the Lifetime Income Amount. Please refer to “V. Description of the Contract” for more details.

Benefit Enhancement: A term used with the guaranteed minimum withdrawal benefit under the Contract to describe an increase in the Benefit Base. Please refer to “V. Description of the Contract” for more details.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Co-Annuitant: A co-Annuitant is the natural person whose life is used, together with the life of an Annuitant, to determine eligibility for and the duration of a “spousal” guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the natural person whose lifetime, together with the lifetime of an Annuitant, measures the duration of annuity payments involving two life contingencies. Please refer to “V. Description of the Contract” for more details. The co-Annuitant must be the Spouse of the Annuitant.

Code: The Internal Revenue Code of 1986, as amended.

Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

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Continuation Single Life Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit under the Contract that we make available where a former participant and/or Spouse of a former participant under a GIFL Select Retirement Plan received distributions under that plan and will continue to receive distributions under a Contract. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit.”

Contract: The Variable Annuity contract offered by this Prospectus. If you purchased this annuity in New York, a Contract means the certificate issued to you under a group contract.

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

Excess Withdrawal: A term used to describe a withdrawal that exceeds certain limits under the guaranteed minimum withdrawal benefit and which, during periods of declining investment performance, may cause substantial reductions to, or the loss of, the guaranteed minimum withdrawal benefit. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal” in “V. Description of the Contract” for more details.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

GIFL Select Account Value: The portion of the account value in a GIFL Select Retirement Plan account established by you or for your benefit that was allocated to Investment Options applicable to the transfer of the Benefit Base.

GIFL Select Retirement Plan: A retirement plan intended to qualify under either section 401(k) or section 457(b) of the Code and funded, in whole or in part, by a John Hancock USA or John Hancock New York group annuity contract with a Lifetime Income Benefit Rider, which allows the plan sponsor to offer a GIFL Select feature.

GIFL Select: A term we may use to describe the guaranteed minimum withdrawal benefit provided in the Contract. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more details.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

IRA: An individual retirement annuity contract itself or an individual retirement account. An IRA may be established under section 408 of the Code (“traditional IRA”) or under section 408A of the Code (“Roth IRA”).

IRA Rollover: The type of investment you make to purchase a Contract. A Contract may only be purchased as an IRA funded with a distribution from a GIFL Select Retirement Plan.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with our guaranteed minimum withdrawal benefit that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period, beginning on a Lifetime Income Date. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more details.

Lifetime Income Date: A term used with our guaranteed minimum withdrawal benefit that generally describes the date on which we determine the Lifetime Income Amount. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal – Determination of Lifetime Income Date” in “V. Description of the Contract” for more details.

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Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Owner or Contract Owner (“you”): The person or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application. If the Owner is an individual, the Owner and the Annuitant must be the same person.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contract.

Purchase Payment: A distribution of a GIFL Select Account Value that is paid to us for the benefits provided by the Contract. You may use a distribution from only one GIFL Select Account Value to fund a Contract.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Settlement Phase: A term used with the guaranteed minimum withdrawal benefit under the Contract to describe the period when your Contract Value is less than the Lifetime Income Amount and we may begin to make payments to you of certain minimum guaranteed amounts. Please refer to “Settlement Phase” in “V. Description of the Contract” for more details.

Single Life Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on a single life. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “V. Description of the Contract” for more details.

Spousal Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on the life of a Contract Owner and his or her Spouse. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “V. Description of the Contract” for more details.

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

Step-Up: A term used with the guaranteed minimum withdrawal benefit to describe a possible one-time increase in the Benefit Base. Please refer to “V. Description of the Contract – GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” for more details.

Subaccount: A separate division of the applicable Separate Account.

Transferred Benefit Base: A term used to describe the Benefit Base amount under the GIFL “Select” guarantee provision of the group annuity contract we issued to fund a GIFL Select Retirement Plan that you intend to transfer to a Contract as part of an IRA Rollover.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An investment option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable tax and proportional share of administrative fee, to process a withdrawal.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read this entire Prospectus carefully, including its Appendices and the Statement of Additional Information (the “SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

The Contract is a single Purchase Payment deferred Variable Annuity contract between you and the Company that may be purchased with a distribution from a GIFL Select Retirement Plan. A Contract may be purchased as a traditional IRA or as a Roth IRA, but not both. The Contract is “deferred” because it provides for payments to be made by us beginning on a future date, and it is “variable” because Contract Value may increase or decrease daily based upon your investment choices. The Contract also provides a guaranteed minimum withdrawal benefit that we call “GIFL Select.”

We issue the Contract in New York in the form of a certificate of coverage under a master group contract. We issue master group contracts to one or more trusts that are formed for the purpose of providing individual retirement accounts or individual retirement annuities. We use the word “Contract” in this prospectus to refer to both a certificate issued under a group contract in New York, and the individual contracts we issue outside of New York.

The Contract contains fees, investment options, GIFL Select benefits and limitations that may differ from the GIFL Select feature in your employer’s retirement plan. Please read this Prospectus carefully before you invest.

Who is issuing my Contract?

Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

Why should I consider purchasing the Contract?

The Contract permits you to invest a distribution from your GIFL Select Account Value into a Variable Annuity Contract that you intend to use as a traditional IRA or as a Roth IRA. You invest Contract Value in Variable Investment Options that may increase or decrease in value. You may transfer among the Variable Investment Options and take withdrawals of Contract Value. The Contract also offers the GIFL Select feature (see “What is the GIFL Select feature under my Contract?” below), which allows you to transfer some or all of the Lifetime Income Amount protection we provided under your employer’s GIFL Select Retirement Plan.

Please refer to the section below entitled “What are some of the differences between the Contract and my GIFL Select Retirement Plan?” for a comparison of some of the features of your current plan and the Contract. You should also be aware that, if you leave your current employer, you may have more choices than purchasing a Contract. You may be able to leave your GIFL Select Retirement Plan account with your former employer, or you may be able to withdraw the money in the plan, or you may be able to transfer your account balance to your new employer’s plan.

In addition to providing access to a diverse selection of investment options and a guaranteed minimum withdrawal benefit, the Contract offers the availability of periodic annuity payments that can begin on the Contract’s Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option that we make available. Annuity payments are made to you. We offer Fixed Annuity and Variable Annuity payment options. Variable Annuity payment amounts are variable, based on your investment choices. If you select annuity payments under the Contract, you will no longer be able to take withdrawals.

Before purchasing a Contract, you should carefully consider your liquidity needs and your desire and ability:

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to fund an early retirement, because you could lose benefits under the GIFL Select feature if you take withdrawals before the Lifetime Income Date, and you must satisfy “holding period” and age requirements before we will set a Lifetime Income Date (you could lose the GIFL Select guarantee if Withdrawal Amounts deplete your Contract Value, and any remaining Benefit Base, to zero); and

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to limit your annual withdrawal amounts to the Lifetime Income Amount after the applicable Lifetime Income Date, because withdrawals of Contract Value before then (and any Excess Withdrawal in any year after that) not only decrease your Lifetime Income guarantee, but may eliminate it.

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What are some of the differences between the Contract and my GIFL Select Retirement Plan?

Before you purchase a Contract, you should consider carefully the differences between the GIFL Select Retirement Plan, which is a defined contribution retirement plan, and the Contract, which is an individual retirement annuity contract. Some of the differences between the two products include:

•	A GIFL Select Retirement Plan is under the control of an employer, while you own and control the Contract outright.

•

Your GIFL Select Retirement Plan may offer investment options in addition to those available with the GIFL Select feature, including a money market or a stable value investment option; no additional investment options are available with the Contract.

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A GIFL Select Retirement Plan has significantly different federal tax implications than a traditional IRA or a Roth IRA, governing such things as when contributions and distributions may be made. There may also be different state and local tax implications. Federal tax issues for IRAs are described in “VII. Federal Tax Matters.” You should consult with your own qualified tax advisor before purchasing a Contract.

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Fees may differ between the two products, both in amount and in timing. Fees for the GIFL Select Retirement Plan, including the fees for its underlying investment portfolios, vary from employer to employer. Ask your plan administrator for fee information applicable to your plan. All of the Contract’s fees, including the fees of its underlying Portfolios, are listed in “III. Fee Tables.”

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Both the GIFL Select Retirement Plan and the Contract offer Step-Up opportunities when establishing the Lifetime Income Amount. The Contract offers an additional Step-Up opportunity when you roll over to the Contract from the plan.

•	Distributions from the GIFL Select Retirement Plan and the Contract, if not a Roth IRA, must begin at age 70 1/2, although a plan can mandate an earlier age.

•	A GIFL Select Retirement Plan may allow loans.

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In the GIFL Select Retirement Plan, you may establish the Lifetime Income Amount on the day that the age requirement and holding period are both satisfied. In the GIFL Select IRA Rollover Variable Annuity, you may not establish the Lifetime Income Amount until the Contract Anniversary on or after the date that these requirements are satisfied.

You should also review your current employer’s retirement plan to determine its merits and your ability to contribute amounts to that plan.

The foregoing is not meant to be a complete list. For more information on your GIFL Select Retirement Plan and the Contract, you should consult with a qualified tax advisor and your plan administrator, and read your plan documents and this Prospectus.

How can I invest money in the Contract?

We use the term “Purchase Payment” to refer to the investments you make in the Contract, which must come from the distribution of a GIFL Select Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. Your Purchase Payment for a Contract cannot include distributions from other accounts under the Plan. If you are the surviving Spouse of a GIFL Select Retirement Plan participant, you are permitted to roll over your GIFL Select plan benefits to a Contract. The Contract is not available for purchase if you are a non-Spousal Beneficiary of a GIFL Select Retirement Plan participant.

We will issue a Contract as a Roth IRA if your Purchase Payment is from your GIFL Select Retirement Plan Roth Account or if your Purchase Payment is from a “non-Roth” Account and you specifically instruct us to establish the Contract as a Roth IRA. In all other cases, we will issue a Contract as a traditional IRA. Please see “Eligibility” in “V. Description of the Contract” for further information about purchasing the Contract as a traditional IRA or as a Roth IRA. We provide information about tax implications of certain distributions and conversions to a Roth IRA in “VII. Federal Tax Matters.”

(Applicable to Contracts issued in California Only) For Contracts issued in California to persons 60 years of age or older, your Purchase Payment will be allocated to the Money Market Variable Investment Option (unless you elect otherwise) for the first 30 days after the date the Contract is delivered to you. At the end of this 30-day period, we will automatically transfer the Contract Value in the Money Market Variable Investment Option to the Contract’s other available Variable Investment Options. See “V. Description of the Contract – Other Contract Provisions – Initial Inspection Period” for more details.

What charges do I pay under the Contract?

Your Contract’s asset-based charges compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. We also assess a GIFL Select fee, based on the Contract’s Benefit Base. We deduct the charges proportionally from each of your Variable Investment Options. Although we do not impose a sales charge, we may use amounts derived from any of the charges, including certain fees and expenses of the underlying Portfolios, for payment of our distribution expenses. We make deductions for any applicable taxes based on the amount of the Purchase Payment.

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What are my investment choices?

You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

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You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.

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Although each Portfolio may invest directly in securities or indirectly, through other underlying portfolios, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

If you would prefer a broader range of investment options, you (and your financial advisor) should carefully consider the features of other variable annuity contracts offered by other life insurance companies, or other forms of traditional IRAs and Roth IRAs, before purchasing a Contract.

How can I change my investment choices?

Allocation of Purchase Payment. You designate how your Purchase Payment is to be allocated among the Variable Investment Options at the time that you purchase the Contract.

Transfers Among Variable Investment Options. Prior to the Annuity Commencement Date, you may transfer your investment amounts among Variable Investment Options, subject to certain restrictions described below and discussed in greater detail in “V. Description of the Contract – Transfers Among Variable Investment Options.” After the Annuity Commencement Date, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “V. Description of the Contract – Transfers After the Annuity Commencement Date.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Variable Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We reserve the right to restrict Variable Investment Options at any time. If we restrict a Variable Investment Option, you may not be able to transfer or allocate the Purchase Payment to the restricted Variable Investment Option after the date of the restriction. Any amounts you allocated to a Variable Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Variable Investment Option.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers after the Annuity Commencement Date”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. Withdrawals may be subject to income tax, including an additional 10% penalty tax in many cases, on the taxable portion of any distributions taken from a Contract. Owners of Contracts issued as Roth IRAs may be subject to a penalty tax for withdrawals taken on certain distributions within the first five years after establishment of the account.

If we issue your Contract for use as a traditional IRA, you will be subject to tax requirements for minimum distributions over your lifetime. The Code requires that distributions from most Contracts commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible

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Purchase Payments you paid or on any earnings under the Contract. Please read “VII. Federal Tax Matters” for more information about taxation on withdrawals and minimum distribution requirements applicable to traditional IRAs and Roth IRAs.

What is the GIFL Select feature under my Contract?

The Contract permits you to choose how much Contract Value to withdraw at any time. We designed the GIFL Select feature of the Contract to guarantee that a Lifetime Income Amount will be available for annual withdrawals for as long as you live, starting on the Lifetime Income Date, even if your Contract Value declines to zero:

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We guarantee a Lifetime Income Amount of 4%–5% under single-life Contracts and 4.5% under joint-life Contracts for annual withdrawals during your retirement years. Before the guarantee begins, your Contract must reach the Contract Anniversary on or after you satisfy any remaining age requirements (i.e., either the “Age 59 1/2 Trigger” or the “Age 65 Trigger”) and “holding period” requirements (i.e., up to 5 years). (Please read the “Guaranteed Lifetime Income Withdrawal Benefit” section of this Prospectus for more information.)

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We provide a one time “Step-Up” opportunity at the time of the first withdrawal after the Lifetime Income Date to reflect favorable investment performance, if any, as of the prior Anniversary Date of the Contract.

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We may increase the Lifetime Income Amount to reflect annual Benefit Enhancements, if you defer taking withdrawals of Cash Value during a Contract Year. The current Benefit Enhancement Rate is equal to 3% of the Benefit Base in effect at the end of the immediately preceding Contract Year. The Contract’s Benefit Enhancement rate will not change once the Contract is issued. We may reduce the Benefit Enhancement Rate at any time for new Contracts issued on or after the date of notice of the reduction. We also may increase the Benefit Enhancement Rate by means of a promotional Benefit Enhancement Rate at any time for new Contracts. We may terminate this promotional Benefit Enhancement Rate at any time. Contracts that do not receive a promotional Benefit Enhancement will receive the Benefit Enhancement Rate in effect at the time the Contract is issued, which will never be less than 1%. Please refer to “V. Description of the Contract” for more details.

•	We may decrease the Lifetime Income Amount if you take Excess Withdrawals.

You must satisfy certain conditions and make certain choices, however, to fully benefit from the GIFL Select feature guarantee. You must satisfy the age and holding period requirements specified above before we set the first available Lifetime Income Date and calculate a Lifetime Income Amount. If you take any withdrawal before we set the first available Lifetime Income Date, we will reduce the amounts we use to calculate the Lifetime Income Amount. If you take annual withdrawals after we set the Lifetime Income Date that are in excess of the Lifetime Income Amount, we will reduce the amounts we use to calculate the Lifetime Income Amount for future Contract Years.

Please refer to “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more details, including examples to describe how the benefit works and the impact of Excess Withdrawals.

How is the initial Lifetime Income Amount calculated?

We use different formulas to determine an initial Lifetime Income Amount, depending on the form of Lifetime Income Amount you select, the type of Lifetime Income Amount for which you qualify and, in some cases, your age when you purchase a Contract.

When you first purchase a Contract, we determine a Benefit Base that is the greater of:

•	the GIFL Select Account Value distribution that you use as the Purchase Payment for the Contract; or

•

the Benefit Base under your GIFL Select Retirement Plan that we permit you to transfer to the Contract. We will permit you to transfer all of your Benefit Base only if you use your entire GIFL Select Account Value distribution as a Purchase Payment for the Contract.

After you purchase a Contract, we may reduce the Benefit Base (and the Lifetime Income Amount) if you take Excess Withdrawals, and we may increase the Benefit Base (and the Lifetime Income Amount) if you qualify for any of the opportunities described below. The Benefit Base has no cash value and usually will differ from the Contract Value you may withdraw. The maximum Benefit Base is $5 million.

We determine the initial Lifetime Income Amount on the earliest available Lifetime Income Date. To do this, we multiply the greater of the Contract Value or the Benefit Base then in effect by the rate applicable to your Contract. We will recalculate the Lifetime Income Amount if you take no withdrawals or annuitize the Contract during the next Contract Year. We describe the rates we use to calculate the Lifetime Income Amount on the earliest available Lifetime Income Date, and certain age and holding period requirements, on the next page.

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Will I have an opportunity to increase the Lifetime Income Amount under my GIFL Select guaranteed minimum withdrawal benefit?

Yes. The GIFL Select feature under the Contract has three ways to provide a potential increase in the Lifetime Income Amount:

•

if you purchase a Contract before your Age 65 Trigger, and defer taking any withdrawals (or annuitizing the Contract) between your Age 59 1/2 Trigger and your Age 65 Trigger, we will use a higher rate to calculate a Single Life Lifetime Income Amount;

•

if you do not take any withdrawals of Contract Value (or annuitize the Contract) during any Contract Year, we will add a Benefit Enhancement to the Benefit Base at the beginning of the next Contract Year that may increase the Lifetime Income Amount for future Contract Years*; and

•

when you take your first withdrawal after the Lifetime Income Date, you have a one-time opportunity to automatically increase (“step up”) the Benefit Base we use to determine the Lifetime Income Amount. A Step-Up will reflect investment gains in the Contract Value, if any, as of the prior Contract Anniversary. We provide no assurance that your Contract Value will experience investment gains; it may increase or decrease in value at any time.

*	If you were taking distributions under a GIFL Select Retirement Plan, and continue to do so under a Contract, you will not qualify for an annual Benefit Enhancement.

Before purchasing a Contract, you should carefully consider whether you are likely to make withdrawals of Contract Value that may impact the amount of the GIFL Select guaranteed minimum withdrawal benefit.

Please refer to “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more information.

What rates do we use to determine the Lifetime Income Amount, and what are the applicable holding period and age requirements that you must satisfy for the GIFL Select guaranteed minimum withdrawal benefit?

We designed the GIFL Select feature to provide minimum withdrawal benefit guarantees on a single life and on a joint Spousal life basis. The GIFL Select guaranteed minimum withdrawal benefit begins on the Contract Anniversary on or after you satisfy a holding period requirement and have turned the applicable age. We charge a fee for the benefit from the date we issue a Contract, however, even if you have not satisfied the necessary requirements at that time.

Holding Period. Your Contract must remain in force throughout a holding period measured from the date we issue the Contract. The holding period is 5 Contract Years, but we will reduce the required holding period to reflect the time that you were a participant in a GIFL Select Retirement Plan. If you are a surviving Spouse of a deceased participant, the holding period will reflect the time your Spouse was in the plan.

Age Requirements – Single Life. In most cases, you must have reached your Age 59 1/2 Trigger to establish a Single Life Lifetime Income Amount. If you have reached your Age 59 1/2 Trigger, but have not yet reached your Age 65 Trigger, when you establish the GIFL Select feature, we will use a 4% rate to calculate a Single Life Lifetime Income Amount. If you wait until you have reached your Age 65 Trigger before you establish the GIFL Select feature, we will use a 5% rate to calculate a Single Life Lifetime Income Amount.

We do not apply an age requirement, however, if you established a guaranteed minimum withdrawal benefit under a GIFL Select Retirement Plan and continue to take distributions under a Contract. In that event, we will use the rate applicable to your GIFL Select Account, as follows:

•	4% if you commenced receiving distributions under the plan on a single life basis before age 65,

•

4.5% if you commenced receiving distributions under the plan on a joint Spousal basis (we will use this rate where you are a former participant in the plan, or a surviving Spouse of a former participant, and are purchasing a Contract for a single life Lifetime Income Amount), or

•	5% if you commenced receiving distributions under the plan on a single life basis on or after age 65.

In this Prospectus, we refer to each of these types of single life Lifetime Income Amounts as a Continuation Single Life Lifetime Income Amount. Your Contract will contain the applicable rate and refer to it as a Single Life Lifetime Income Amount.

Age Requirements – Joint Spousal Life. You and your Spouse must both reach your Age 65 Triggers to establish a Spousal Lifetime Income Amount. In that event, we will use a 4.5% rate to calculate a Spousal Lifetime Income Amount.

Please read “V. Description of the Contract – Lifetime Income Provisions” for additional details.

Example: Assume that you purchase a GIFL Select IRA Rollover Variable Annuity Contract on May 1, 2015 for a Single Life Lifetime Income Amount, when you are age 60 and the holding period in your GIFL Select Retirement Plan was scheduled to end on May 31, 2015. Your Lifetime Income Date for GIFL Select is May 1, 2016, the Contract Anniversary after you have satisfied both the

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age and holding period requirement. If you purchase the GIFL Select IRA Rollover Variable Annuity Contract on June 1, 2015, your Lifetime Income Date will be June 1, 2015 since both requirements were satisfied prior to the date that the Contract was purchased.

How do I establish my GIFL Select guaranteed minimum withdrawal benefit?

Once you satisfy the applicable age and holding period requirements, we will set the first available Lifetime Income Date and calculate a Lifetime Income Amount. You will establish that Lifetime Income Amount if you take a withdrawal at any time during the next 12 months. If you do:

•	the Lifetime Income Amount will reflect a Step-Up in the Benefit Base if there were investment gains in Contract Value as of the prior Contract Anniversary;

•

you will not be eligible for the Benefit Enhancement for that year, but you will remain eligible for future annual Benefit Enhancements if you defer taking withdrawals in future Contract Years and do not annuitize your Contract; and

•

you will need to tell us before establishing the Lifetime Income Amount if you wish to establish a Spousal Lifetime Income Amount in lieu of a Single Life Lifetime Income Amount. Once you establish a Lifetime Income Amount, you will not be able to change from a Single Life form of benefit to a Spousal form of benefit, or vice-versa.

If you defer taking withdrawals after we set the first available Lifetime Income Date, we will recalculate the Lifetime Income Amount at the next Contract Anniversary. You will then be able to establish that Lifetime Income Amount during the following 12 months. We will continue to recalculate the Lifetime Income Amount, and you will be able to establish the recalculated amount if you continue to defer withdrawals until the Maturity Date.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrender of the Contract, payments of the Lifetime Income Amount or any systematic withdrawals);

•	payment of any death proceeds; and

•	periodic payments under one of our annuity payment options.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;

•	when the distribution is made;

•	the rules governing distributions and rollovers from a Qualified Plan to a traditional IRA or Roth IRA;

•	the rules governing distributions from a traditional IRA or Roth IRA; and

•	the circumstances under which the payments are made.

The Code does not permit Contracts issued to qualify as traditional IRAs or Roth IRAs to be used for loans, assignments or pledges. A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract issued as a traditional IRA before you reach age 59 1/2. Traditional IRAs are subject to minimum distribution requirements beginning in the year a taxpayer turns age 70 1/2, and both traditional IRAs and Roth IRAs are subject to requirements for death proceeds distributions to commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can derive tax deferral benefits from the rollover of your GIFL Select Account Value into a Contract, or on any earnings under the Contract.

The Contract does not provide any tax-deferral benefits in addition to those that are accorded the Contract because it is an IRA. However, the Contract offers features and benefits that other investments may not offer. You and your financial advisor should carefully consider whether the features and benefits, including the Variable Investment Options, protection through the GIFL Select feature, and other benefits provided under the Contract are suitable for your needs and objectives and are appropriate in light of the expense.

We provide additional information on taxes in the “VII. Federal Tax Matters” section of this Prospectus. We make no attempt to provide more than general information. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax advisor regarding the suitability of the Contract.

Can I return my Contract?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. Because your Contract is issued as an IRA, you will receive a refund of the Purchase Payment you made during the first seven days of this period if that amount is greater than the Contract Value. After seven days, we will return the Contract Value. The date of cancellation is the date we receive the Contract. Rather than receive the Contract Value as a taxable distribution, you may opt to return this amount to the GIFL Select Retirement Plan (if permitted under the plan) (see “VII. Federal Tax Matters”).

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(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Variable Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payment during this 30-day period to one or more of the Contract’s other available Variable Investment Options. If you cancel the Contract during this 30-day period and your Purchase Payment was allocated to the Money Market Variable Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payment and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If your Purchase Payment was allocated to a Variable Investment Option (other than the Money Market Variable Investment Option), we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract. At the end of the 30-day period, we will transfer your money automatically into other available Variable Investment Options that you select. See “V. Description of the Contract – Other Contract Provisions – Initial Inspection Period.”

Will I receive a Transaction Confirmation?

We will send you a confirmation statement for certain transactions in your Variable Investment Options. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

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III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a GIFL Select IRA Rollover Variable Annuity Contract. These fees and expenses are more completely described in this Prospectus under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses.

The following table describes the fees and expenses that you pay at the time that you buy the Contract or surrender the Contract, or potentially when you transfer Contract Value between Variable Investment Options. State premium taxes may also be deducted from your Contract Value.

Contract Owner Transaction Expenses1

Transfer Fee[2]
Maximum Fee	$25
Current Fee	$0

[1]	State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (See “VI. Charges and Deductions – Premium Taxes”).
[2]

This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses Other than Portfolio Expenses

Annual Contract Fee	None

Annual Separate Account Expenses[1]
Administration Fee	0.15%
Mortality and Expense Risks Fee[2]	0.45%

Total Annual Separate Account Expenses	0.60%

GIFL Select Fee[3]
Maximum Fee	0.65%
Current Fee	0.50%

[1]	A daily charge reflected as an annualized percentage of the Variable Investment Options.
[2]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis.
[3]	Amount shown is an annual percentage based on the Benefit Base. We impose the current fee shown, but reserve the right to increase it up to the maximum fee shown.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.76%	1.01%

(Applicable to Contracts issued in California Only) Contracts issued in California to persons age 60 or older may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Variable Investment Option during this period and thereafter transfer it to the Variable Investment Options you select (see “V. Description of the Contract – Other Contract Provisions – Initial Inspection Period” for additional information). The minimum annual net operating expenses during this 30 day period would be 0.76%.

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Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

Example 1: Maximum Portfolio operating expenses

The following example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year and that the maximum GIFL Select fee and the maximum fees and expenses of any of the Portfolios apply. We calculate the GIFL Select fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, you receive a Benefit Enhancement of 3% on each Contract Anniversary, and you do not set your Lifetime Income Amount during the period shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$229	$705	$1,208	$2,593
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$229	$705	$1,208	$2,593

Example 2: Minimum Portfolio operating expenses

The next example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year, the maximum GIFL Select fee and the minimum fees and expenses of any of the Portfolios apply. We calculate the GIFL Select fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, you receive a Benefit Enhancement of 3% on each Contract Anniversary, and you do not set your Lifetime Income Amount during the period shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$203	$628	$1,079	$2,327
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$203	$628	$1,079	$2,327

Example 3: Minimum Portfolio operating expenses

The next example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year, the current GIFL Select fee and the minimum fees and expenses of any of the Portfolios apply. We calculate the GIFL Select fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, you receive a Benefit Enhancement of 3% on each Contract Anniversary, and you do not set your Lifetime Income Amount during the period shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$188	$583	$1,002	$2,166
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$188	$583	$1,002	$2,166

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Portfolio Expenses

The following table describes the operating expenses for each of the Portfolios, as a percentage of the Portfolio’s average net assets for the fiscal year ending December 31, 2014, except as stated below in the notes that follow the table. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus and in the notes following the table.

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimbursement	Net Operating Expenses

Core Strategy

Series II	0.04%	0.25%	0.02%	0.54%	0.85%[2]	0.00%	0.85%

Lifestyle Balanced MVP

Series II	0.05%	0.25%	0.01%	0.69%	1.00%[2]	-0.01%[3]	0.99%

Lifestyle Balanced PS Series

Series II	0.04%	0.25%	0.03%	0.54%	0.86%[2]	0.00%	0.86%

Lifestyle Conservative MVP

Series II	0.05%	0.25%	0.02%	0.65%	0.96%[2]	-0.02%[3]	0.95%

Lifestyle Conservative PS Series

Series II	0.04%	0.25%	0.06%	0.56%	0.91%[2]	-0.02%[4]	0.89%

Lifestyle Growth MVP

Series II	0.05%	0.25%	0.02%	0.71%	1.03%[2]	-0.02%[3]	1.01%

Lifestyle Growth PS Series

Series II	0.04%	0.25%	0.02%	0.53%	0.84%[2]	0.00%	0.84%

Lifestyle Moderate MVP

Series II	0.05%	0.25%	0.02%	0.68%	1.00%[2]	-0.02%[3]	0.98%

Lifestyle Moderate PS Series

Series II	0.04%	0.25%	0.04%	0.55%	0.88%[2]	0.00%[4]	0.88%

Money Market[5]

Series II	0.48%	0.25%	0.03%	—	0.76%	0.00%	0.76%

Ultra Short Term Bond

Series II	0.55%	0.25%	0.06%	—	0.86%	0.00%	0.86%

[1]	“Acquired Portfolio Fees and Expenses” are based on indirect net expenses associated with the Portfolio’s investments in underlying investment companies.
[2]

The “Total Annual Operating Expenses” shown may not correlate to the Portfolio’s ratios of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include “Acquired Portfolio Fees and Expenses.”

[3]

JHIMS LLC (the “Adviser”) has contractually agreed to reduce its management fee and/or make payment to the Portfolio in an amount equal to the amount by which “Other Expenses” of the Portfolio exceed 0.00% of the averaged annual net assets (on an annualized basis) of the Portfolio. “Other Expenses” means all of the expenses of the Portfolio, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, distribution and service (Rule 12b-1) fees, underlying portfolio expenses (“Acquired Portfolio Fees and Expenses”), and short dividend expense. The current expense limitation agreement expires on April 30, 2017 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the Portfolio is below its expense limitation during this period.

[4]

The Adviser has contractually agreed to reduce its management fee and/or make payment to the Portfolio in an amount equal to the amount by which “Other Expenses” of the Portfolio exceed 0.04% of the averaged annual net assets (on an annualized basis) of the Portfolio. “Other Expenses” means all of the expenses of the Portfolio, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, distribution and service (Rule 12b-1) fees, underlying portfolio expenses (“Acquired Portfolio Fees and Expenses”), and short dividend expense. The current expense limitation agreement expires on April 30, 2016 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the Portfolio is below its expense limitation during this period.

[5]

For Contracts issued prior to April 29, 2013, the Money Market Variable Investment Option is subject to restrictions (see “V. Description of the Contract – Maximum Number of Investment Options”). For Contracts issued on or after April 29, 2013, the Money Market Variable Investment Option is available only during the initial inspection period for Contracts issued in California to purchasers age 60 and older.

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is P.O. Box 55445, Boston, MA 02205-5445; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuitiesnewyork.com.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount and any Fixed Annuity Option. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; and to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

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We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of the John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are only available to you as investment options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

Our Managed Volatility Portfolios

In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders). We seek to make available Investment Options that use strategies that are intended to lower potential volatility of returns and limit the magnitude of Portfolio losses. These include, but are not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Contract (and option benefit Riders). The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction Costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract (and/or under optional benefit Riders).

During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to existing investments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for

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2014, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Variable Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds of Funds

Each of the John Hancock Variable Insurance Trust’s Core Strategy, Lifestyle Balanced MVP, Lifestyle Balanced PS Series, Lifestyle Conservative MVP, Lifestyle Conservative PS Series, Lifestyle Growth MVP, Lifestyle Growth PS Series, Lifestyle Moderate MVP and Lifestyle Moderate PS Series (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than that for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks and deductions from and expenses paid out of the assets of the Portfolio.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. Your financial advisor gives you the Portfolio prospectuses with this Prospectus. You can obtain an additional copy of a Portfolio’s prospectus without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the first page of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Ultra Short Term Bond Trust

Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio’s value fluctuates, and it is possible to lose money by investing in this investment option.

John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
Money Market Trust

Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

Note: Although the Money Market Portfolio seeks to preserve the principal value of your investment, it is possible to lose money by investing in this investment option. For example, the Money Market Portfolio could lose money if a security purchased by the Portfolio is downgraded, and the Portfolio must sell the security at less than the original cost of the security. Also, the returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the Contract’s expense deductions.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
Core Strategy Trust	Seeks long term growth of capital; current income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in equity securities and portfolios which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and portfolios which invest primarily in fixed income securities. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

Lifestyle Balanced MVP	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 55%.

Lifestyle Balanced PS Series	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 50% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets and approximately 50% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Conservative MVP	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
Lifestyle Conservative PS Series	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 80% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets and approximately 20% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Growth MVP	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.

Lifestyle Growth PS Series	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio operates as a fund of funds and normally invests approximately 70% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets and approximately 30% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Moderate MVP	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
Lifestyle Moderate PS Series	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund of funds and normally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets and approximately 40% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see the prospectuses for the applicable Portfolios. Your financial advisor gives you the Portfolio prospectuses with this Prospectus. You can obtain an additional copy of the Portfolio prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. You should read each Portfolio’s prospectus carefully before investing in a corresponding Variable Investment Option.

Voting Interest

We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Variable Investment Option corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligibility

The Contract may be purchased only by direct rollovers of “eligible” distributions from a GIFL Select Retirement Account. If you qualify for an “eligible” distribution from a GIFL Select Retirement Plan, you may purchase a Contract by directing your plan sponsor or administrator to issue instructions for us to roll over all or any portion of:

•	your “non-Roth” GIFL Select Retirement Account to a Contract issued as a traditional IRA; or

•	your “non-Roth” GIFL Select Retirement Account to a Contract issued as a Roth IRA; or

•	your “Roth” GIFL Select Retirement Account to a Contract issued as a Roth IRA.

This Contract is not available for purchase, however, if you are a non-Spousal beneficiary of a participant in a GIFL Select Retirement Plan.

If you receive an “eligible” distribution from a GIFL Select Retirement Plan, you may purchase a Contract within 60 days of receipt by submitting a completed application to our Annuities Service Center and remitting a direct rollover of all or any amount you receive:

•	from your “non-Roth” GIFL Select Retirement Account for a Contract to be issued as a traditional IRA; or

•	from your “non-Roth” GIFL Select Retirement Account for a Contract to be issued as a Roth IRA; or

•	from your “Roth” GIFL Select Retirement Account for a Contract to be issued as a Roth IRA.

We will issue a Contract as either a traditional IRA or as a Roth IRA, but not both. If you want both a traditional IRA and a Roth IRA, you may need to issue instructions to your plan sponsor or administrator (or complete separate applications) to purchase separate Contracts.

Please read “VII. Federal Tax Matters” carefully for information about “eligible” distributions and the imposition of federal income tax, including tax withholding, that may be required in connection with purchases of Contracts as Roth IRAs with amounts derived from “non-Roth” GIFL Select Retirement Plan accounts.

When you purchase a Contract from John Hancock New York, you will receive a certificate of coverage under a group contract issued by John Hancock New York to trustees of one or more trusts which permit individuals to purchase IRAs or for IRA annuities.

The Purchase Payment

Your Purchase Payment must be a distribution of the GIFL Select Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. We do not permit additional contributions to a Contract. Please see “VII. Federal Tax Matters” for general information about IRA contributions and special qualification rules that apply to Roth IRAs.

You designate how your Purchase Payment is to be allocated among the Variable Investment Options. We credit your Purchase Payment on the Business Day on which it is deemed received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We do not deem distributions from a GIFL Select Retirement Plan to be received until the Business Day following the date we receive distribution instructions from the plan sponsor or administrator of the Plan. As a result, there will be a delay of at least one day in which your distribution will not be invested in a Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly to the plan that made the distribution, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received.

Variable Investment Options and Accumulation Units

During the Accumulation Period, we establish an Investment Account for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Variable Investment Options in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Variable Investment Options by dividing (i) the amount allocated to that Variable Investment Option by (ii) the value of an accumulation unit for that Variable Investment Option we next compute after a purchase transaction is complete.

We will usually credit Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt of your Purchase Payment, we will return your Purchase Payment promptly,

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unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from a Variable Investment Option, and when we deduct certain Contract charges, pay death proceeds, or apply amounts to an Annuity Option.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Variable Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We will use a Portfolio share’s net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or

•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Automated Transactions. Automated transactions include transfers under the Asset Rebalancing program, pre-scheduled withdrawals, Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day. Please see the SAI for more information on processing automated transactions.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Transfers Among Variable Investment Options

Prior to the Annuity Commencement Date, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Variable Investment Option from which you transfer amounts and we will credit accumulation units to the Variable Investment Option to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Variable Investment Option. If after the transfer the amount remaining in the Variable Investment Option is less than $100, then we may transfer the entire amount instead of the requested amount.

The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Variable Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among

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investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios, and (c) transfers made after the Annuity Commencement Date (these transfers are subject to a 30-day notice requirement, however, as described in “Annuitization Provisions -Transfers after Annuity Commencement Date”). We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;

•	restricting the dollar amount of transfers;

•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Variable Investment Options

We currently do not limit the number of Variable Investment Options to which you may allocate the Purchase Payment.

Telephone and Electronic Transactions

We permit you to request transfers automatically by telephone. You can also apply to request withdrawals automatically by telephone. We also encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or

•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

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All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Variable Investment Options. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Variable Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You should consult with your financial advisor to assist you in determining whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Contracts, exercise of the withdrawal right may require the consent of the Annuitant’s Spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request in Good Order, at our Annuities Service Center, minus any applicable administrative fee or tax. We will then cancel the Contract. In the case of a total withdrawal, we will pay the amount requested, reduced by any applicable administrative fee or amount withheld for taxes, and cancel accumulation units credited to each Variable Investment Option equal in value to the Withdrawal Amount from that Variable Investment Option.

When making a withdrawal, you may specify the Variable Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from a Variable Investment Option may not exceed the value of that Variable Investment Option. If you do not specify the Variable Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from all of your Variable Investment Options. There is no limit on the frequency of withdrawals.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•

an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets; or

•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax.

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Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax (see “VII. Federal Tax Matters”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

•	you are requesting that we mail the amount withdrawn to an alternate address; or

•	you have changed your address within 30 days of the withdrawal request; or

•	you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy program provides you with an automatic way to access guaranteed withdrawal amounts. There is no charge for participation in this program. For more information please read “Pre-Authorized Withdrawals – The Income Made Easy Program” in the “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” section below.

GIFL Select Guaranteed Lifetime Income Withdrawal Benefit

Overview

The Contract permits you to take withdrawals of any amount of Contract Value before the Annuity Commencement Date. We designed the GIFL Select feature of the Contract to provide a guaranteed minimum withdrawal benefit after you satisfy holding period and age requirements. The GIFL Select feature provides a Lifetime Income Amount, which is available for annual withdrawals starting on a Lifetime Income Date. We may reduce the Lifetime Income Amount, however, if you take any withdrawal before the Lifetime Income Date, or if you withdraw amounts that exceed the Lifetime Income Amount in any year after the Lifetime Income Date. We refer to these types of withdrawals as Excess Withdrawals.

If you limit your annual withdrawals to the Lifetime Income Amount, we guarantee that we will make the Lifetime Income Amount available to you, as long as you are the Annuitant under the Contract. You may elect, in most cases, to cover the lifetimes of you and your Spouse by selecting a Spousal Lifetime Income Amount benefit. Under the Spousal Lifetime Income Amount benefit, we guarantee that we will make the Lifetime Income Amount available as long as you (the “Annuitant”) or your Spouse (the “co-Annuitant”) remains alive. The Spousal Lifetime Income Amount benefit will end if there is a change in the Contract that removes the co-Annuitant from coverage and the Annuitant subsequently dies.

We determine a Benefit Base for the Lifetime Income Amount when you first purchase a Contract. We may decrease the Benefit Base to reflect any Excess Withdrawals. We may increase the Benefit Base to reflect one or more annual Benefit Enhancements for which you qualify, and we may also increase the Benefit Base by a one-time Step-Up to reflect investment gains, if any, on the Contract Anniversary before you “establish” the Lifetime Income Amount. The Benefit Base has no cash value and usually will differ from the amount of Contract Value. The maximum Benefit Base is $5 million.

We calculate the Lifetime Income Amount as a percentage of the Benefit Base applicable to your Contract. The percentage we use depends on the form of Lifetime Income Amount applicable to your Contract. The percentage ranges from 4% (Single Life Lifetime Income Amount established before the Age 65 Trigger) to 4.5% (Spousal Lifetime Income Amount) to 5% (Single Life Lifetime Income Amount established on or after the Age 65 Trigger). We use the rate at which you established a guaranteed minimum withdrawal benefit under a GIFL Select Retirement Plan if you received distributions under the Plan and will continue to take distributions under a Contract. In that event, we will use the rate applicable to your GIFL Select Retirement Plan account. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount,” below, for more information about the applicable rate.

Impact of Withdrawals before the Lifetime Income Date

With limited exceptions, any withdrawal before the Lifetime Income Date is an Excess Withdrawal. This means that we will reduce the Benefit Base. We do this on a pro rata basis or a dollar for dollar basis, whichever has the greater impact on the Benefit Base. If we use the pro rata basis, we reduce the Benefit Base in the same proportion that your Contract Value is reduced as a result of that withdrawal.

EXAMPLE 1 (Pro Rata Reduction):

Assume that you purchase a Contract through an IRA Rollover when you are 45. (Since you have not reached your Age 59 1/2 Trigger at time of purchase, the earliest Lifetime Income Date will not occur until your Age 59 1/2 Trigger.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $90,000, the Benefit Base is $100,000 and you withdraw $5,000 of Contract

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Value. In this case, you would reduce your Contract Value by 5.56% (i.e., $5,000/$90,000) and we would reduce your Benefit Base by the same percentage (on a pro rata basis, since $100,000 times 0.0556, or $5,556 is greater than $5,000). The Benefit Base after the Excess Withdrawal would be $100,000 minus $5,556, or $94,444.

EXAMPLE 2 (Dollar for Dollar Reduction):

Assume that you purchase a Contract through an IRA Rollover when you are 45. (Since you have not reached your Age 59 1/2 Trigger at time of purchase, the earliest Lifetime Income Date will not occur until your Age 59 1/2 Trigger.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $110,000, the Benefit Base is $100,000 and you withdraw $5,000 of Contract Value. In this case, you would reduce your Contract Value by 4.55% (i.e., $5,000/$110,000) and we would reduce your Benefit Base by $5,000 (on a dollar for dollar basis, since $5,000 is greater than $100,000 times 0.0455, which equals $4,545). The Benefit Base after the Excess Withdrawal would be $100,000 minus $5,000, or $95,000.

If you take any withdrawals prior to the earliest available Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount. If your Contract Value and your Benefit Base decline to zero before that Lifetime Income Date, you will lose the Lifetime Income Amount Guarantee.

Impact of Withdrawals after the Lifetime Income Date

Establishing a Lifetime Income Amount. We calculate the earliest available Lifetime Income Amount on the first day of a Contract Year following your satisfaction of any age and holding period requirements. The Lifetime Income Amount will equal the applicable rate multiplied by the Benefit Base or the Contract Value on the Contract Anniversary, if greater. You will “establish” that Lifetime Income Amount by taking a withdrawal during the immediately following 12 months. If you do not take a withdrawal (or annuitize the Contract) during that Contract Year, we will recalculate the Lifetime Income Amount on the first day of the next Contract Year. This recalculation will reflect: (a) the addition of an annual Benefit Enhancement to the Benefit Base, (b) a reduction in the Contract Value, if any, from the Contract Value that we may have used in the previously calculated Lifetime Income Amount and, possibly, (c) an increase in the Contract Value to reflect investment gains, if any, as of the date of our recalculation. You will “establish” the recalculated Lifetime Income Amount by taking a withdrawal during the Contract Year of our recalculation. We will continue to follow this procedure throughout the Accumulation Period until you take a withdrawal or annuitize the Contract. Once you have established a guaranteed Lifetime Income Amount, we will step up the Benefit Base to the Contract Value (to a maximum Benefit Base of $5 million) if that amount is greater than the Benefit Base. You may withdraw the Lifetime Income Amount each Contract Year without affecting the Benefit Base. Once you establish the Lifetime Income Amount, there will be no additional Benefit Enhancements or Step-Up opportunities.

EXAMPLE 3 (Establishing the Earliest Available Lifetime Income Amount with Step-Up):

Assume that you purchase a Contract through an IRA Rollover when you are 60 and have met the minimum holding period requirement. Your Contract Value at time of rollover is $90,000 and your Benefit Base is $100,000. Since you have reached your Age 59 1/2 Trigger at time of purchase, the earliest available Lifetime Income Date is the date we issue the Contract, and the Single Life Lifetime Income Amount on that date is ($100,000 × 4%), or $4,000. Now assume you defer taking your first withdrawal until the third Contract Year when you want to establish your Single Life Lifetime Income Amount. On the most recent Contract Anniversary, your Benefit Base is $106,090 and Contract Value is $112,000. By electing to take your first withdrawal, the Benefit Base will step up to the Contract Value on the prior Contract Anniversary. Your new Benefit Base is $112,000, which results in a Single Life Lifetime Income Amount of ($112,000 × 4%), or $4,480.

Loss of Step-Up. If you do not “establish” a previously determined Lifetime Income Amount, the recalculated Lifetime Income Amount will not include the Step-Up, if any, from a previously determined Lifetime Income Amount.

EXAMPLE 4 (Loss of Step-Up in a newly calculated Lifetime Income Amount):

Using the same Rollover scenario above, assume that you defer taking a withdrawal until the fourth Contract Year when you want to establish your Single Life Lifetime Income Amount. On the Contract Anniversary prior to taking a withdrawal, the Benefit Base is $109,273 and Contract Value is $107,000. By electing to take your first withdrawal, the Benefit Base will not step up because it is already greater than the Contract Value on the prior Contract Anniversary. Your Benefit Base of $109,273 will be used to calculate the Single Life Lifetime Income Amount of ($109,273 × 4%), or $4,371.

Please refer to “Increases in the GIFL Select Feature” for more information and examples of the Benefit Enhancement. Please refer to “Determination of the Lifetime Income Date” for more information about age and holding period requirements for the earliest available Lifetime Income Date.

Excess Withdrawals. Each time you take a withdrawal after the Lifetime Income Date, we first determine whether the withdrawal amount is an Excess Withdrawal (i.e., a withdrawal that exceeds the Lifetime Income Amount when combined with any other withdrawals for that Contract Year). If so, we will reduce the Benefit Base on the greater of a pro rata basis or a dollar for dollar basis. If we use the pro rata basis, we reduce your Benefit Base in the same proportion that your Contract Value has been reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal. If we use the dollar for dollar basis, we reduce the Benefit

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Base by the entire amount of the withdrawal that resulted in an Excess Withdrawal. In either case, each time we reduce the Benefit Base, we will also reduce your Lifetime Income Amount. The reduced Lifetime Income Amount will equal:

•	(for Single Life Lifetime Income Amounts) 4% or 5% of the new Benefit Base based on the Annuitant’s age when the Lifetime Income Amount was established; or

•	(for Spousal Lifetime Income Amounts) 4.50% of the new Benefit Base.

We calculate the reduced Lifetime Income Amount for a Continuation Single Life Lifetime Income Amounts by using the rate that was in effect when we issued your Contract. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount,” below, for more information about the applicable rate.

In all cases, we reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE 5 (Pro Rata Reduction):

Assume that you purchase a Contract through an IRA Rollover when you are 61 and have met the minimum holding period requirements. Your Contract Value at time of rollover is $90,000 and your Benefit Base is $100,000. Since you have reached your Age 59 1/2 Trigger at time of purchase, the earliest available Lifetime Income Date is the date we issue the Contract, and the Single Life Lifetime Income Amount on that date is ($100,000 × 4%), or $4,000. Now assume that you make a single withdrawal of $10,000 of Contract Value 6 months after we issue the Contact. In this case, you would reduce your Contract Value by 11.11% (i.e., $10,000/$90,000). We would reduce your Benefit Base by $11,111 (on a pro rata basis, since $100,000 times 0.111, or $11,111 is greater than $10,000). The Benefit Base after the Excess Withdrawal would be $100,000 minus $11,111, or $88,889. The Lifetime Income Amount would also be reduced for future Contract Years from $4,000 to $3,556 (i.e., $88,889 × 4%).

EXAMPLE 6 (Dollar for Dollar Reduction):

Assume that you purchase a Contract through an IRA Rollover when you and your Spouse are 62. (Since you are both under age 65 at time of purchase, the earliest Lifetime Income Date will not occur until your Age 65 Trigger.) In the fourth Contract Year and after you have turned on your Spousal Lifetime Income Amount at $4,500 ($100,000 × 4.50%), the Contract Value is $110,000 and the Benefit Base is $100,000. You make an initial withdrawal of $4,000 (less than the Lifetime Income Amount) which reduces the Contract Value to $106,000 while the Benefit Base remains unchanged at $100,000. Later, during the same Contract Year, you make another withdrawal of $6,000. In this case, you would reduce your Contract Value by 5.66% (i.e., $6,000/$106,000). We would reduce your Benefit Base by $6,000 (on a dollar for dollar basis, since $6,000 is greater than $100,000 times 0.0566, which equals $5,660). The Benefit Base after the Excess Withdrawal would be $100,000 minus $6,000, or $94,000. The Lifetime Income Amount would also be reduced for future Contract Years from $4,500 to $4,230 (i.e., $94,000 × 4.50%).

Excess Withdrawals, with limited exceptions, lower the Lifetime Income Amount guaranteed for future withdrawals. If you have experienced unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) the reduction could be significantly more than the amount of the Excess Withdrawal.

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

•	if the withdrawals are taken under our Life Expectancy Distribution program, or

•	if your total Withdrawal Amounts during any Contract Year after the Lifetime Income Date are less than or equal to the Lifetime Income Amount.

The Contract enters a “Settlement Phase” in any Contract Year that your Contract Value declines to less than the Lifetime Income Amount if you have taken no Excess Withdrawals during that Contract Year (see “Settlement Phase” below). In the event of an Excess Withdrawal, you will lose the GIFL Select benefit if Contract Value declines below the Lifetime Income Amount during the Contract Year of the Excess Withdrawal. The GIFL Select benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

We reduce your Contract Value (and the death proceeds) each time you take a withdrawal. We do not change your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.

Increases in the GIFL Select Feature

In addition to a one-time Step-Up opportunity, the GIFL Select feature of the Contract provides two other ways that have the potential to increase a Lifetime Income Amount: banded rates applicable to Single Life Lifetime Income Amounts and annual Benefit Enhancements. Please refer to “Establishing a Lifetime Income Amount,” above, for more information about the Step-Up opportunity.

Banded Single Life Rates. If you are eligible for a Single Life Lifetime Income Amount, you may have an opportunity to increase the Lifetime Income Amount by deferring withdrawals after your Age 59 1/2 Trigger until you have reached your Age 65 Trigger. That’s because we calculate the Lifetime Income Amount before age 65 as an amount equal to 4% of the Benefit Base, and will increase the

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rate to 5% if you take no withdrawals of a Lifetime Income Amount until age 65. If you are under age 65, and take a withdrawal at any time after the earliest available Lifetime Income Date, you will establish a Lifetime Income Amount, based on a 4% rate and lose the opportunity to establish a Lifetime Income Amount based on a 5% rate.

EXAMPLE 7 (4% Single Life Lifetime Income Amount):

Assume you purchase a Contract through an IRA Rollover when you are 60 and have met the minimum holding period requirements. Your Contract Value at time of rollover is $90,000 and your Benefit Base is $100,000. Since you have reached your Age 59 1/2 Trigger, your Lifetime Income Date is the date we issue the Contract, and the Single Life Lifetime Income Amount on that date is ($100,000 × 4%), or $4,000. You elect to take a withdrawal during that first contract year and start receiving the Lifetime Income Amount. You are not eligible for the 5% Single Life Lifetime Income Amount because you have taken your first withdrawal prior to reaching your Age 65 Trigger.

EXAMPLE 8 (5% Single Life Lifetime Income Amount):

Using the same Rollover scenario above, assume that you defer taking a withdrawal until the fifth Contract Year and you have reached your Age 65 Trigger. The Benefit Base on the most recent Contract Anniversary is $116,000 and your Single Life Lifetime Income Amount, should you take a withdrawal during that Contract Year, is ($116,000 × 5%), or $5,800.

Banded Single Life Rates do not necessarily result in a higher Lifetime Income Amount. Please see EXAMPLE 9, below, for information about the impact of a Step-Up on the Benefit Base.

We do not permit you to defer withdrawals in order to qualify for a 5% rate if you established a Spousal Lifetime Income Amount or if we issue a Contract with a Continuation Single Life Lifetime Income Amount.

Impact of Step-Up on Banded Rates. If you do not establish a previously determined Lifetime Income Amount for a Single Life Lifetime Income Amount, you may become eligible for a higher rate but may lose the advantage of a previously available Step-Up.

EXAMPLE 9 (Loss of Step-Up in a newly calculated Lifetime Income Amount with a higher rate):

Assume that you purchase a Contract through an IRA Rollover when you are 59 and have met the minimum holding period requirement. At the time of rollover your Contract Value and Benefit Base are $100,000. Assume that on the Contract Anniversary after turning 63 years of age your Contract Value is $150,000 and the Benefit Base is $112,551. The eligible Single Life Lifetime Income Amount during that Contract Year is $6,000 ($150,000 × 4%). However, you elect to defer withdrawals another year and on your Age 65 Trigger the Contract Value is $110,000 and the Benefit Base is $115,927. You elect to take your first withdrawal, which results in a Single Life Lifetime Income Amount of $5,796 ($115,927 × 5%).

Benefit Enhancements. On each Contract Anniversary during the Accumulation Phase and prior to you establishing a Lifetime Income Amount, we will add a Benefit Enhancement to the Benefit Base (up to a maximum Benefit Base of $5 million) if you have taken no withdrawals or annuitized the Contract during the immediately preceding Contract Year. The Benefit Enhancement is equal to 3% of the Benefit Base in effect at the end of that immediately preceding Contract Year. If you do not qualify for a Benefit Enhancement for a particular Contract Year, you may qualify for a Benefit Enhancement in other Contract Years if you defer: (a) taking withdrawals, (b) establishing a Lifetime Income Amount or (c) annuitizing the Contract in the other Contract Years. Benefit Enhancements have no cash value and will not affect the Contract Value.

EXAMPLE 10 (Benefit Enhancements):

Assume you purchase a Contract through an IRA Rollover when you are 60, you take no withdrawals during the first and second Contract Year and the Benefit Enhancement is 3%. Also assume that the initial Benefit Base is $100,000 and is not exceeded by Contract Value (a Step-Up does not occur).

•	At the end of the first Contract Year, we will apply the Benefit Enhancement to the Benefit Base and increase it to $103,000 ($100,000 + 3% × $100,000).

•	At the end of the second Contract Year, we will apply the Benefit Enhancement to the Benefit Base and increase it again to $106,090 ($103,000 + 3% × $103,000).

Now assume an Excess Withdrawal is taken in the third Contract Year that reduces the Benefit Base to $98,000 and no additional withdrawals are taken in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Benefit Enhancement because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we will apply the Benefit Enhancement to the Benefit Base. The Benefit Enhancement will be based on the reduced Benefit Base. The Benefit Base will increase to $100,940 ($98,000 + 3% × 98,000).

Since the GIFL Select fee is a percentage of the Benefit Base, we will increase the amount of the GIFL Select fee after a Benefit Enhancement to reflect the new Benefit Base. (See “VI. Charges and Deductions – GIFL Select Fee”).

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Determination of the Lifetime Income Date

Single Life Lifetime Income Amounts. Under a Single Life form of Lifetime Income Amount, the earliest available Lifetime Income Date is the date we issue your Contract if:

•	you, the Annuitant, will be at least age 59 1/2 at any time during the first Contract Year; and

•

you were a participant in your employer’s GIFL Select Retirement Plan and completed a 5 year “holding period” requirement for the guaranteed minimum withdrawal benefit we provided for your account in that plan.

In this case, the date we issue your Contract will be the Age 59 1/2 Trigger, or the Age 65 Trigger if you will be at least age 65 at any time during the first Contract Year.

In all other cases, the earliest available Lifetime Income Date for a Single Life form of Lifetime Income Amount is the first day of a Contract Year in which:

•	you, the Annuitant, will have reached your Age 59 1/2 Trigger; and

•

you have already completed a “holding period” of no more than 5 years. We will transfer credit for the holding period from your (or your decedent Spouse’s) account with an employer’s GIFL Select Retirement Plan.

Continuation Single Life Lifetime Income Amounts. The earliest available Lifetime Income Date for a Continuation Single Life form of Lifetime Income amount is the date we issue your Contract.

Spousal Lifetime Income Amount. Under a Spousal Lifetime Income Amount, the earliest available Lifetime Income Date is the date we issue your Contract if:

•	you, the Annuitant, and your Spouse, the co-Annuitant, will both be at least age 65 at any time during the first Contract Year; and

•	you were a participant in your employer’s GIFL Select Retirement Plan and completed the holding period requirement for the guaranteed minimum withdrawal benefit we provided for your account.

In this case, the date we issue your Contract will be the Age 65 Trigger.

In all other cases, the earliest available Lifetime Income Date for a Spousal Lifetime Income Amount is the first day of a Contract Year in which:

•	you, the Annuitant, and your Spouse, the co-Annuitant, will both reach your Age 65 Trigger; and

•

you have already completed a “holding period” of no more than 5 years. We will transfer credit for the holding period from your (or your decedent Spouse’s) account with your employer’s GIFL Select Retirement Plan.

Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount

Single Life. You are eligible to select a Single Life Lifetime Income Amount if:

•

you are the Annuitant under the Contract and we did not make any payments under your employer’s GIFL Select Retirement Plan to you or to any current, former or decedent Spouse of yours that was covered by our Spousal lifetime income guaranteed minimum withdrawal benefit; or

•

you are the Annuitant under the Contract, and the Spouse of a deceased participant under a GIFL Select Retirement Plan and neither you nor the deceased participant established a lifetime income guaranteed minimum withdrawal benefit under the plan before the death of the participant; or

•	you are the Annuitant under the Contract; and

¡	you had established an account in your GIFL Select Retirement Plan that was covered by a Spousal guaranteed minimum withdrawal benefit; and

¡	you subsequently split and changed it to two “single life” accounts in connection with a divorce or a legal separation; and

¡	you do not include your Spouse as a “co-Annuitant” in the Contract you purchase.

You will establish a Single Life Lifetime Income Amount based on 4% of the Benefit Base if:

•	you take your first withdrawal after the earliest available Lifetime Income Date; and

•	you take such withdrawal during a Contract Year when you, the Annuitant, will have reached your Age 59 1/2 Trigger, but will not have reached your Age 65 Trigger.

If you establish a Single Life Lifetime Income amount based on 4% of the Benefit Base, you will not be eligible for a Single Life Lifetime Income Amount based on 5% of the Benefit Base.

You will establish a Single Life Lifetime Income Amount based on 5% of the Benefit Base if:

•	you take your first withdrawal after the earliest available Lifetime Income Date; and

•	you take such withdrawal during a Contract Year when you, the Annuitant, will have reached your Age 65 Trigger.

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Continuation Single Life. We will issue a Contract with a Continuation Single Life Lifetime Income Amount if you are the Annuitant under the Contract and either:

•	(CASE ONE) you are a former participant in a GIFL Select Retirement Plan and were receiving distributions from a GIFL Select Retirement Plan account that was covered by a single life guarantee; or

•

(CASE TWO) you are a former participant in a GIFL Select Retirement Plan, you were receiving distributions a GIFL Select Retirement Plan account that was covered by a Spousal guarantee, and your Spouse has died; or

•	(CASE THREE) you are the surviving Spouse of a participant in a GIFL Select Retirement Plan and the beneficiary of a GIFL Select Retirement Plan account that was covered by a Spousal guarantee.

In CASE ONE, we will issue a Contract with a Lifetime Income Amount based on the rate in effect for the guaranteed minimum withdrawal benefit that you established under the GIFL Select Retirement Plan. We will calculate the Lifetime Income Amount based on 4% of the Benefit Base if you commenced receiving distributions under the plan before your Age 65 Trigger. We will calculate a Lifetime Income Amount based on 5% of the Benefit Base if you commenced receiving distributions under the plan on and after your Age 65 Trigger.

In CASE TWO and in CASE THREE, we will issue a Contract with a Lifetime Income Amount based on 4.5% of the Benefit Base.

Spousal Life. You can select a Spousal Lifetime Income Amount if:

•	you are the Annuitant under the Contract; and

•	your Spouse is the co-Annuitant under the Contract; and

•	you did not establish a single-life guaranteed minimum withdrawal benefit in your GIFL Select Retirement Plan.

You will establish a Spousal Lifetime Income Amount based on 4.5% of the Benefit Base if:

•	you take your first withdrawal after the earliest available Lifetime Income Date; and

•	you and your Spouse have both reached your Age 65 Trigger at the time of such withdrawal; and

•	you have named your Spouse as a Co-Annuitant under the Contract; and

•	you have completed any forms that we may require for the selection of a Spousal Lifetime Income Amount.

Changing a selection. You can make a selection of a Single Life Lifetime Income Amount or a Spousal Lifetime Income Amount (if you qualify) at any time before you establish the Lifetime Income Amount by contacting the Annuities Service Center and completing any forms that we may require. You can change your designation of a Single Life or Spousal Lifetime Income Amount after the earliest available Lifetime Income Date only if you defer “establishing” a Lifetime Income Amount. You establish a Lifetime Income Amount if you make any withdrawals from the earliest available Lifetime Income Date up to the date of the change in designation. You can change your designation up until the date you take a withdrawal.

If you establish a Spousal Lifetime Income Amount on or after your Age 65 Trigger instead of a Single Life Lifetime Income Amount, we will calculate a lower Lifetime Income Amount (4.5% of the Benefit Base).

We may recalculate the Lifetime Income Amount if you change the form of the Lifetime Income Amount from a Single Life to a Spousal form or vice versa.

We may decrease the Benefit Base to reflect withdrawals. We may increase the Benefit Base to reflect Benefit Enhancements and a one-time Step-Up to the Contract Value on the Contract Anniversary before the date of the first withdrawal after the Lifetime Income Date if the Benefit Base is less than the Contract Value on that date. Any decrease or increase in the Benefit Base will result in a corresponding decrease or increase in the Lifetime Income Amount.

Tax Considerations

See “VII. Federal Tax Matters” for information on tax considerations related to guaranteed minimum withdrawal benefits.

Pre-Authorized Withdrawals – The Income Made Easy Program

You can pre-authorize periodic withdrawals to receive amounts guaranteed under the Contract. We currently offer our Income Made Easy program for Contracts to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy program no sooner than the earliest available Lifetime Income Date.

The Income Made Easy program allows you to select: (A) the Lifetime Income Amount under your Contract; (B) the full allowable amount plus any amount under our Life Expectancy Distribution program that would exceed the Lifetime Income Amount; (C) the annual amount under our Life Expectancy Distribution program (in lieu of the Lifetime Income Amount); or (D) a specified dollar amount that is less than the Lifetime Income Amount. We may make additional options available in the future or upon request.

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Your participation in the Income Made Easy program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:

•	you select option A or B; and

•	you take an additional withdrawal outside the Income Made Easy program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

•	may be subject to income tax (including withholding for taxes) and a penalty for distributions from a Roth IRA, and if you take withdrawals before age 59 1/2, a 10% penalty tax; and

•	reduce the death proceeds.

If you are interested in the Income Made Easy program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program.

Life Expectancy Distribution Program

You may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancies of you and your Spouse) . Withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you as required or contemplated by Code sections 408(a)(6) or 408(b)(3) (applicable to traditional IRAs), or section 408A(c)(5) (applicable to Roth IRAs) (we sometimes refer to these as “Qualified Death Benefit Stretch Distributions” or “Required Minimum Distributions”). For further information on such distributions, please see “VII. Federal Tax Matters.”

Each withdrawal under our Life Expectancy Distribution program will reduce death proceeds and your Contract Value. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program. The Life Expectancy Distribution program ends when certain amounts described in the Contract are depleted to zero. We may make further distributions as part of the Settlement Phase for the Contract.

The Life Expectancy Distribution program applicable to GIFL Select IRA Rollover Variable Annuity Contracts does not provide automatic “life expectancy” distributions that are intended to qualify under section 72(t)(2)(A)(iv) of the Code. This Code section contains an exception to a 10% penalty tax applicable to pre-59 1/2 distributions. You should consult with a qualified tax advisor for information about the impact of taxes, including tax penalties that may be applicable to withdrawals before age 59 1/2.

If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Made Easy program (see the preceding section).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s share of all Life Expectancy Distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distributions calculations on our understanding and interpretation of the requirements under tax law applicable to Required Minimum Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

If you take a withdrawal under our Life Expectancy Distribution program on or after the Lifetime Income Date, we will not make any further withdrawals under that program if the Contract Value reduces to an amount less than the Lifetime Income Amount. In that event, we will make distributions as part of the Contract’s “Settlement Phase,” if the Annuitant (or co-Annuitant under the Spousal Lifetime Income Amount) is living at that time. We designed our Life Expectancy Distribution program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not reduce the Benefit Base or Lifetime Income Amount.

Settlement Phase

Once you establish a Lifetime Income Amount, we will automatically begin making payments to you under the “Settlement Phase” of the GIFL Select feature if your Contract Value reduces to an amount less than the Lifetime Income Amount and there are no Excess Withdrawals during that Contract Year. During the Settlement Phase, the Contract will continue but all other rights and benefits under

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the Contract terminate. We will not apply additional Benefit Enhancements, or deduct any charges during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

There is no Settlement Phase, however, if:

•	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or

•

you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to an amount less than the Lifetime Income Amount during the Contract Year of the withdrawal.

At the beginning of the Settlement Phase, we may automatically begin paying an annual settlement amount to you. The settlement payment amount varies as follows:

•

If the Contract enters the Settlement Phase before the Annuitant has reached his or her Age 59 1/2 Trigger (or Age 65 Trigger for the younger of the Annuitant and co-Annuitant if the Spousal Lifetime Income Amount had been elected), you must wait before taking withdrawals until the Lifetime Income Date, when the Lifetime Income Amount would be calculated. If no withdrawals are made before the Lifetime Income Date, we will begin making annual settlement payments to you following the Lifetime Income Date as long as the Annuitant is living (or as long as either the Annuitant or co-Annuitant is living under the Spousal Lifetime Income Amount). In this case, the annual amount will equal the applicable Lifetime Income Amount, which would be either 4% of the Benefit Base on the Lifetime Income Date (if the Annuitant has reached his or her Age 59 1/2 Trigger before the first withdrawal but has not reached his or her Age 65 Trigger), 5% of the Benefit Base on the Lifetime Income Date (if the Annuitant has reached his or her Age 65 Trigger before the first withdrawal) or 4.5% of the Benefit Base on the Lifetime Income Date (if the younger of the Annuitant and co-Annuitant has reached his or her Age 65 Trigger if the Spousal Lifetime Income Amount had been elected).

•

If the Contract enters the Settlement Phase before the Annuitant has reached his or her Age 59 1/2 Trigger (or Age 65 Trigger for the younger of the Annuitant and co-Annuitant if the Spousal Lifetime Income Amount is elected) and you decide to take withdrawals prior to the Lifetime Income Date, you will receive an annual amount equal to the applicable Lifetime Income Amount as stated above multiplied by the current Benefit Base until the Benefit Base is depleted.

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Distribution at Death of Annuitant

The Contracts described in this Prospectus provide for the distribution of the Contract Value and termination of the GIFL Select feature if the Annuitant/Owner dies before the earlier of the Annuity Commencement Date or the Maturity Date. If the deceased Annuitant’s Spouse is the sole Beneficiary, he or she may continue the Contract as the new Owner without a distribution of Contract Value. In that event, the Spouse will become the Owner and Annuitant of the Contract, but the GIFL Select feature will end for any Single Life Lifetime Income Amount (if established) or for any Continuation Single Life Lifetime Income Amount. The GIFL Select feature for a Spousal Lifetime Income Amount also ends unless you established the Spousal Lifetime Income Amount prior to the Annuitant’s death.

In all other cases, distribution of the entire interest in the Contract must be made within five years of the Annuitant’s death or, alternatively, distribution may be made as an annuity, under one of the Annuity Options, which begins within one year after the Annuitant’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even in some cases in which we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified an Annuity Option, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death proceeds. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death proceeds will equal the Contract Value and must be distributed immediately in a single sum cash payment.

Payment of Death Proceeds. The determination of the distribution upon the death of the Annuitant will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to payment of the death proceeds under the Contract until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

•	a certified copy of a death certificate; or

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Distribution of Death Proceeds. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, you should seek competent legal and tax advice regarding requirements governing the distribution of Contract values, including death proceeds, under the plan.

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In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death proceeds. The description of the distribution upon the death of the Annuitant in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict such a distribution under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death proceeds to the extent permitted by the Code and by Treasury Department regulations.

Upon request, the death proceeds may be taken in the form of a lump sum. In that case, we will pay the death proceeds within seven days of the date that we determine the amount of the death proceeds, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death proceeds may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout via a checkbook, and the account earns interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death proceeds. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death proceeds payable upon the death of an Annuitant are not taken in a lump sum, the Contract will continue, subject to the following:

•	The Beneficiary will become the Owner/Annuitant.

•

If the deceased Annuitant’s Spouse is the sole Beneficiary (see “Other Contract Provisions – Spouse” below), he or she may continue the Contract as the new Owner/Annuitant without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when an Annuitant dies will apply when the Spouse, as the Annuitant, dies.

•

If the Beneficiary is not the deceased Owner’s Spouse , distribution of the entire interest in the Contract must be made within five years of the Annuitant’s death or, alternatively, an individual Beneficiary may take distributions as an annuity under one of the Annuity Options described below, which begins within one year after the Annuitant’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death proceeds. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death proceeds must be distributed immediately in a single sum cash payment.

Death of co-Annuitant under a Spousal Lifetime Income Amount guarantee. If the co-Annuitant is the first to die, no death proceeds are payable under the Contract. The Spousal Lifetime Income Amount guarantee will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the survivor Annuitant. We will continue to charge the GIFL Select fee.

Death of Last Person. If the survivor Annuitant dies while a Spousal Lifetime Income Amount guarantee is in effect, we will reduce the Lifetime Income Amount to zero and we make no further payments to the Beneficiary.

Death after Removal of Annuitant or co-Annuitant. In certain instances, a Contract may be changed to remove the designation of a person initially designated as an Annuitant or co-Annuitant. If that happens and:

•	if the removed person subsequently dies, there will be no impact on the guarantees provided by the GIFL Select feature in most cases; and

•	if the remaining designated person subsequently dies, we will consider that person to be the “survivor” of the Annuitant and co-Annuitant and the GIFL Select benefit will terminate.

Death Proceeds during the Settlement Phase. If death occurs during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under that GIFL Select benefit:

•

(for Single Life and Continuation Single Life Lifetime Income Amount Contracts) If the Annuitant dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.

•

(for Spousal Lifetime Income Amount Contracts) If the first death of either the Annuitant or co-Annuitant occurs during the Settlement Phase, no additional death proceeds are payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will calculate a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount.

If you die during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under the Spousal Lifetime Income Amount guaranteed minimum withdrawal benefit.

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Annuitization Provisions

General

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Once annuity payments commence:

•	you will no longer have access to the Contract Value applied to the Annuity Option;
•	the GIFL Select feature of your Contract terminates; and
•	we may not change the Annuity Option or the form of settlement.

The Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The current Maturity Date is the date you specify, as shown on your Contract’s specifications page. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Commencement Date”). You may request a different Annuity Commencement Date at any time by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Annuity Commencement Dates. You may also be able to change your Annuity Commencement Date on our website, www.jhannuities.com, if:

•	you are registered on the website, and

•	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.

Under our current administrative procedures, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise. Distributions may be required before the Annuity Commencement Date.

Distributions under the Contracts may be required before the Annuity Commencement Date (see “VII. Federal Tax Matters”). You should consult with a qualified tax advisor for information about potential adverse tax consequences for failure to take distributions.

Notice of Annuity Commencement Date. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a withdrawal of the Surrender Value, or do not ask us to change the Maturity Date, we will provide a variable Annuity Option in the form of a life annuity with payments guaranteed for five years, as described in “Annuity Options” below.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a variable life annuity with payments guaranteed for five years, as described below. We will determine annuity payments based on the value of each Variable Investment Option at the Annuity Commencement Date. Internal Revenue Service (“IRS”) regulations may preclude the availability of certain Annuity Options in connection with certain Contracts.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1: Lifetime Income Amount with Cash Refund – This fixed Annuity Option is available only if either the Annuitant or co-Annuitant, not both, remains at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant or co-Annuitant. After the death of the Annuitant or co-Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.

Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This fixed Annuity Option is available if you select the Spousal Lifetime Income Amount guarantee and coverage remains for both the Annuitant and the co-Annuitant at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the Annuitant and co-Annuitant. After the death of the last to survive, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the Spousal Lifetime Income Amount guarantee, or

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•

the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 4, however, we will not continue making payments for the remainder of the 5 year term upon the death of the last of the Annuitant and co-Annuitant to survive. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described in Option 1 above.)

Option 3: Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 5 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the fifth year.

Option 4: Joint Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5-year period if both the Annuitant and the co-Annuitant die during the 5-year period.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional guaranteed withdrawals under a GIFL Select feature in a Contract.

Fixed Annuity Options. Upon death of the Owner/Annuitant (subject to the distribution of death proceeds; see “Distribution at Death of Annuitant” above), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate rate based on the mortality table and assumed interest rate in the Contract. If the rates we are then using are more favorable to you, we will substitute those rates. If under our current administrative practices we allow you to choose an Annuity Option that is not guaranteed in the Contract, we will use the current rates based on current interest and mortality for other similar options that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We provide no guaranteed withdrawal benefits once payments begin under an Annuity Option.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the rates based on the mortality table and assumed interest rate contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Variable Investment Options selected after the Annuity Commencement Date. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Variable Investment Option by the Annuity Unit value of that Variable Investment Option (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Variable Investment Option is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Variable Investment Option are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant (assuming no transfer is made). We will deduct a pro rata portion of the Contracts administration fee from each annuity payment.

We charge the same Annual Separate Account Expenses during the annuitization period as we do prior to the Annuity Commencement Date. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” earlier in this chapter). The value of an Annuity Unit for each Variable Investment Option for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for the corresponding Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

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We build a 3% assumed interest rate into the rates in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 3.62%.

Transfers after Annuity Commencement Date

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Variable Investment Option to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Variable Investment Option to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Variable Investment Option selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Distributions upon Death of Annuitant after Annuity Commencement Date

If you select an Annuity Option providing for payments for a guaranteed period, and the Annuitant dies after the Annuity Commencement Date, we will make any remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

Other Contract Provisions

Initial Inspection Period

You may cancel the Contract by returning it to our Annuities Service Center or to your financial advisor at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us. You may be subject to investment losses (or gains) prior to our receipt of your request for cancellation.

The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. Because the Contract is issued as an IRA under section 408 or 408A of the Code, during the first 7 days of the initial inspection period we will return your entire Purchase Payment if this is greater than the amount otherwise payable.

(Applicable to Contracts issued in California Only) Residents in California age 60 and older may cancel the Contract by returning it to our Annuities Service Center or your financial advisor at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Variable Investment Option during this period and thereafter transfer it to the Variable Investment Options you select. We will permit you to elect to allocate your Purchase Payment during this 30 day period to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payment was allocated to the Money Market Variable Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payment and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If instead you allocated your Purchase Payment to a Variable Investment Option (other than the Money Market Variable Investment Option), we will pay you the Contract Value, computed at the end of the Business Day on which we receive your returned Contract. Therefore you may be subject to investment losses prior to our receipt of your request for cancellation if you allocate your Purchase Payment to a Variable Investment Option other than the Money Market Variable Investment Option.

Ownership

All rights and privileges under the Contract may be exercised by the Owner. Prior to the Annuity Commencement Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner. The Owner cannot be changed, except as permitted due to the death of the Annuitant and under federal tax law.

You may not sell, assign, transfer, discount or pledge as collateral for a loan or as security for the performance of an obligation, or for any other purpose, a Contract to any person other than us. We reserve the right to decline to issue a Contract to any person in our sole discretion.

Annuitant

The Annuitant is the natural person whose life is used to determine eligibility and the duration of Single Life Lifetime Income Amount or a Continuation Single Life Lifetime Income Amount and for the duration of annuity payments involving life contingencies. The

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Annuitant is entitled to receive all annuity payments under the Contract. If the Owner is an individual, the Owner and Annuitant must be the same person. Otherwise, the Contract must be owned for the benefit of the Annuitant. The Annuitant is as designated on the Contract specifications page or in the application. The Annuitant cannot be changed.

Co-Annuitant

The Annuitant’s and co-Annuitant’s lives are used to determine eligibility for and the duration of the Spousal Lifetime Income Amount and to determine eligibility for and the duration of annuity payments involving joint life contingencies. The Annuitant’s Spouse must be named as a co-Annuitant to establish a Spousal Lifetime Income Amount.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). Under Spousal Lifetime Income Amount Contracts, if there is a Co-Annuitant at the time of the Annuitant’s death we will treat that person as the Beneficiary. You may change the Beneficiary (and any Contingent Beneficiary) subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner.

Spouse

Some states require that civil union and same-sex marriage partners receive the same contractual benefits as Spouses. You should consult with a qualified financial professional for additional information on your state’s regulations regarding civil unions and domestic partnerships.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival

We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant or any co-Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s or any co-Annuitant’s correct age and sex. When you receive your Contract, you should review the information on age and sex and contact us by phone or mail at our Annuities Service Center with any corrections. If we have made incorrect annuity or benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.

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VI. Charges and Deductions

We assess charges and deductions under the Contracts against the Purchase Payment, Contract Values or annuity payments. Currently, there are no deductions made from the Purchase Payment. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the administration fee will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. The expense risk we assume is the risk that the administration charges may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 0.45% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if available, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

GIFL Select Fee

We currently assess a fee for the GIFL Select feature that is equal to 0.50% of the “Adjusted Benefit Base.” The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary. We will deduct the GIFL Select fee on the first Contract Anniversary and each Contract Anniversary thereafter. We reserve the right to increase the fee of up to 0.65% of the Adjusted Benefit Base after we issue a Contract. If we do, we will provide at least 30 day prior notice to the Owner’s last known address.

Although the current fee for the GIFL Select feature is the same for each version of the Lifetime Income Amount, the amount of the Lifetime Income Amount will differ from version to version. For example, the Single Life Lifetime Income Amount that you establish before the Annuitant reaches his or her Age 65 Trigger will be for a lower Lifetime Income Amount than a Spousal Lifetime Income Amount that you establish after the Annuitant and the co-Annuitant both reach the Age 65 Trigger. Please read “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” for more information.

We withdraw the GIFL Select fee from each Variable Investment Option in the same proportion that the value of each Variable Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:

•	on the date we determine the amount of death proceeds that we pay to a Beneficiary;

•	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or

•	on the date an Excess Withdrawal (including any applicable fees, charges, and taxes) reduces the Contract Value to an amount less than the Lifetime Income Amount.

We do not deduct the GIFL Select fee during the “Settlement Phase” or after the Annuity Commencement Date once an Annuity Option begins.

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Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, we assess a charge for premium taxes on your Purchase Payment, based on the following resident state (or jurisdiction) at the time the tax is assessed: California (0.50%); Guam (4.00%); Texas (0.04% - referred to as a “maintenance fee”); and West Virginia (1.00%).

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from your Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount withdrawn, surrendered, annuitized or applied to/distributed as death proceeds.

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VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

General Information Regarding Purchase Payments

You must make a single Purchase Payment for a Contract through a direct rollover distribution from a tax-qualified retirement plan funded by a John Hancock USA or John Hancock New York group annuity contract with a GIFL Select lifetime income benefit feature (a “GIFL Select Retirement Plan”), or through a direct transfer from an existing GIFL Select Contract that we issued as a traditional IRA. The Contract does not permit you to make annual contributions that may otherwise be allowed under the Code.

We do not accept payments for the Contracts that are made through indirect rollover distributions from a GIFL Select Retirement Plan. We also do not accept rollover distributions, whether direct or indirect, from any other Qualified Plans as Purchase Payments for the Contracts.

We use the term “direct rollover distributions” to refer to amounts that a Qualified Plan remits directly to us for the purchase of a traditional IRA or Roth IRA Contract. We use the term “indirect rollover distributions” to refer to amounts that you may receive from a Qualified Plan, and then remit to us. The Contracts are not available for purchase through indirect rollover distributions, even though the Code permits an indirect rollover distribution from a Qualified Plan to be tax-deferred if it is contributed to an IRA within 60 days of receipt.

Designation of Contract as a Traditional IRA or Roth IRA. You must instruct us to issue a Contract either as a traditional IRA or as a Roth IRA when you initiate a direct rollover distribution as a participant in a GIFL Select Retirement Plan. If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a GIFL Select Retirement Plan, you may make a direct rollover distribution to purchase a Contract and must instruct us to issue it either as a traditional IRA or as a Roth IRA. The Contract is not available for use as an “inherited IRA” by a non-Spouse beneficiary of a deceased participant under a tax-qualified retirement account.

A direct rollover to a Roth IRA is taxable, but it is not subject to mandatory federal tax withholding. Please read “Conversion or Rollover to Roth IRA,” below, for more information.

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Traditional IRAs

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans, such as a GIFL Select Retirement Plan, may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the Plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Distributions from a Traditional IRA

In general, unless you have rolled over non-deductible contributions from your account value in a GIFL Select Retirement Plan, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death proceeds or partial withdrawal) are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach 59 1/2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a GIFL Select Retirement Plan includes after-tax contributions to the Plan, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or the lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

If you make a direct transfer of all the value from a Contract issued as a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA, The penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

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•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, you should consult your own qualified tax advisor.

If you roll over a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans, such as a GIFL Select Retirement Plan, may be directly rolled over into a Roth IRA by former participants in the Plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in GIFL Select Retirement Plans to Contracts issued as Roth IRAs. Please read “Conversion or Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a GIFL Select Retirement Plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1/2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual, and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax advisor.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1/2;

•	made after the Owner’s death;

•	attributable to the Owner being disabled; or

•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

The five year period required to qualify a distribution as tax-free under a Roth IRA may differ from the five year holding period required under the GIFL Select feature in the Contract. This is because the five year qualification period for tax purposes begins only with a contribution to a Roth IRA. Contributions to a Roth account in some other form of Qualified Plan, such as a Roth account in a GIFL Select Retirement Plan, do not count toward satisfying the five year requirement for qualified distributions from a Roth IRA.

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EXAMPLE: Suppose you made on-going contributions to a “Roth” account in a GIFL Select Retirement Plan for three years and then make a rollover purchase of a Roth IRA Contract when you are 57. We will require you to fulfill another two years before you qualify for a Single Life Lifetime Income Amount. If you limit your annual withdrawals to the Lifetime Income Amount, we will guarantee the amount for as long as you live. During the 5-year qualification period for the Roth IRA, you will be subject to tax, however, on the withdrawals which exceed the portion of your rollover contribution that consisted of your non-deductible contributions to the Roth account in the GIFL Select Retirement Plan.

A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12-month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1/2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a non-Roth GIFL Select Retirement Plan to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the Lifetime Income Amount we guarantee under your Contract. Please read “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more information about the impact of withdrawals.

If you direct the sponsor or administrator of your GIFL Select Retirement Plan to transfer a rollover amount from your non-Roth GIFL Select Retirement Plan to us to purchase a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in a GIFL Select Retirement Plan to a Contract issued as a Roth IRA or from a Contract issued as a Roth IRA to another Roth IRA.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchase a Contract intended for use in connection with a Puerto Rican “tax qualified” retirement plan, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

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See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

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VIII. General Matters

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying funds of a Portfolio that is a fund of funds.

The individual representative who sells you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker dealers that provide marketing support and training services to the broker-dealers that sell and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors pays broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed, at an annual rate, 0.50% of the values of the Contracts attributable to Purchase Payments.

The individual representative who sells you a Contract (your “financial advisor”) typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

We may provide, either from the 12b-1 fees received from the Portfolios underlying the Contracts or out of our own resources, rollover compensation to the broker-dealer of record for a Qualified Plan funded by certain group annuity contracts issued by John Hancock insurance companies, when a plan participant terminates from the Qualified Plan and rolls over plan assets into a Contract and JH Distributors is the broker-dealer of record on that Contract. Such rollover compensation is not expected to exceed 0.50% of the average daily net asset value of such Contracts.

We may pay the Qualified Plan’s third party administrator a $25 fee per participant rollover from such plan to the Contract for facilitating the transaction.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. In addition, under their own arrangements, broker-dealers may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to recommend the contracts of one issuer over another issuer or one product over another product.

You should contact the financial advisor through whom you purchased a Contract for more information on compensation arrangements in connection with the sale and purchase of your Contract.

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Transaction Confirmations

We will send you confirmation statements for certain transactions in your Variable Investment Options. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. A reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contract and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Compensation
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Compensation
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2014 and 2013, and its Separate Account financial statements for the year ended December 31, 2014 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2014, including information on our General Account assets that were available at that time to support our guarantees under the Contracts. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

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Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

GIFL Select

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values

GIFL Select IRA Rollover Variable Annuity

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Core Diversified Growth & Income Trust (merged into Lifestyle Growth Trust eff 10-28-11) - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	—	12.500	12.500	—	—	—	—	—
Value at End of Year	—	—	—	—	12.500	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	12.500	12.500	12.500	12.500	—	—	—	—	—
Value at End of Year	—	—	12.500	12.500	12.500	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	12.500	12.500	12.500	12.500	—	—	—	—	—
Value at End of Year	—	—	12.500	12.500	12.500	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Strategy Trust - Series II Shares (units first credited 04-29-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	13.684	12.500	—	—	—	—	—	—	—	—
Value at End of Year	14.406	13.684	—	—	—	—	—	—	—	—
No. of Units	17,325	15,292	—	—	—	—	—	—	—	—
Lifestyle Balanced MVP (formerly Lifestyle Balanced Trust) - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	24.445	21.931	19.722	12.500	12.500	—	—	—	—	—
Value at End of Year	25.277	24.445	21.931	19.722	12.500	—	—	—	—	—
No. of Units	132,986	156,088	2,085	19	—	—	—	—	—	—
Lifestyle Balanced PS Series - Series II Shares (units first credited 12-06-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	13.292	12.646	—	—	—	—	—	—	—	—
No. of Units	31,592	—	—	—	—	—	—	—	—	—
Lifestyle Conservative MVP (formerly Lifestyle Conservative Trust) - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	21.931	21.355	12.500	12.500	12.500	—	—	—	—	—
Value at End of Year	22.854	21.931	21.355	12.500	12.500	—	—	—	—	—
No. of Units	11,950	29,460	45,107	—	—	—	—	—	—	—
Lifestyle Growth MVP (formerly Lifestyle Growth Trust) - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	25.123	21.301	12.500	12.500	12.500	—	—	—	—	—
Value at End of Year	25.482	25.123	21.301	12.500	12.500	—	—	—	—	—
No. of Units	35,155	22,598	4,000	—	—	—	—	—	—	—
Lifestyle Growth PS Series - Series II Shares (units first credited 12-06-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	13.392	12.724	—	—	—	—	—	—	—	—
No. of Units	95,099	—	—	—	—	—	—	—	—	—
Lifestyle Moderate MVP (formerly Lifestyle Moderate Trust) - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	23.500	21.497	12.500	12.500	12.500	—	—	—	—	—
Value at End of Year	24.453	23.500	21.497	12.500	12.500	—	—	—	—	—
No. of Units	80,924	67,733	22,274	—	—	—	—	—	—	—

GIFL Select

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Lifestyle Moderate PS Series - Series II Shares (units first credited 12-06-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Money Market Trust - Series II Shares (available to Contracts issued in California during the 30 day free look period only) (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	12.500	12.500	12.500	—	—	—	—	—
Value at End of Year	12.500	12.500	12.500	12.500	12.500	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Ultra Short Term Bond Trust - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	12.500	12.500	12.500	—	—	—	—	—
Value at End of Year	12.209	12.500	12.500	12.500	12.500	—	—	—	—	—
No. of Units	75,404	—	—	—	—	—	—	—	—	—

To obtain a GIFL Select Variable Annuity

Account Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

GIFL Select SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

For Contracts issued in the State of New York:

GIFL Select NY SAI

John Hancock Annuities Service Center

P.O. Box 55445

Boston, MA 02205-5445

cut along dotted line

Please send me a GIFL Select Variable Annuity Statement of Additional Information dated April 27, 2015, for

☐	Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐	Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City	State	Zip

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated April 27, 2015

Statement of Additional Information

John Hancock Life Insurance Company of New York Separate Account A

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment individual deferred variable annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK in New York as follows:

Prospectus Issued by John Hancock Life Insurance Company of New York

(to be read with this Statement of Additional Information)

GIFL Rollover Variable Annuity

GIFL Select IRA Rollover Variable Annuity

You may obtain a copy of the Prospectus listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center
For Applications Only:
Overnight Mail Address	Mailing Address
380 Stuart Street, 5th Floor Boston, MA 02116	Post Office Box 111 Boston, MA 02117-0111

For All Other Transactions:
Overnight Mail Address	Mailing Address
30 Dan Road – Suite 55444	P.O. Box 111
Canton, MA 02021-2809 (877) 391-3748 or (800) 551-2078	Boston, MA 02205-5445

Website Address For Applications Only:
For GIFL Rollover Variable Annuity	www.jhrollover.com/gifl
For GIFL Select IRA Rollover Variable Annuity	www.jhrollover.com/select

Website Address For All Other Transactions:	www.jhannuitiesnewyork.com

GIFL Series JHNY SEP ACCT A SAI 04/15

ii

General Information and History

John Hancock Life Insurance Company of New York Separate Account A (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company of New York Separate Account A) is a separate investment account of John Hancock Life Insurance Company of New York (“we” or “us”), a stock life insurance company organized under the laws of New York in 1992. The principal office of John Hancock Life Insurance Company of New York (“John Hancock New York”) is located at 100 Summit Lake Drive, Valhalla, New York 10595. Our Massachusetts office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock New York also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; and its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809. John Hancock New York is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) (formerly, The Manufacturers Life Insurance Company of New York), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The ultimate parent of John Hancock USA is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

John Hancock New York established the Separate Account on March 4, 1992 as a separate account under the laws of New York.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The statutory-basis financial statements of John Hancock Life Insurance Company of New York at December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, and the financial statements of John Hancock Life Insurance Company of New York Separate Account A at December 31, 2014, and for each of the two years in the period ended December 31, 2014, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

Computer Sciences Corporation (“CSC”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. CSC provides various daily, semimonthly, monthly, semiannual and annual reports including:

•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
•	semimonthly commission statements;
•	monthly summaries of agent production and daily transaction reports;
•	semiannual statements for Contract Owners; and
•	annual Contract Owner tax reports.

We pay CSC a fixed cost of $3.46 million per Contract per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2014, 2013, and 2012 were $284,122,028, $290,380,853, and $309,982,088, respectively.

Compensation

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract Owners, but we expect to recoup it through the fees and charges imposed under the Contract.

You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

•	the Separate Account; or
•	the ability of the principal underwriter to perform its contract with the Separate Account; or
•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

2

APPENDIX A: Audited Financial Statements

A-1

AUDITED STATUTORY - BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2014, 2013 and 2012

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company of New York

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company of New York (the Company), which comprise the balance sheets as of December 31, 2014 and 2013 and the related statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2014 and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, to meet the requirements of New York the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2014 and 2013, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2014.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014 in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services.

/s/ Ernst & Young LLP

March 25, 2015

Boston, Massachusetts

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS

	December 31,
	2014	2013

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$5,998	$6,181
Stocks:
Preferred stocks	1	4
Common stocks	4	3
Mortgage loans on real estate	1,089	1,158
Real estate:
Investment properties	235	274
Cash, cash equivalents and short-term investments	112	34
Policy loans	161	143
Derivatives	675	386
Receivable for collateral on derivatives	2	-
Receivable for securities	1	30
Other invested assets	186	68

Total cash and invested assets	8,464	8,281
Investment income due and accrued	97	111
Premiums due and deferred	12	11
Amounts recoverable from reinsurers	5	17
Net deferred tax asset	60	57
Other reinsurance receivable	25	30
Amounts due from affiliates	686	462
Other assets	15	18
Assets held in separate accounts	8,111	8,329

Total admitted assets	$17,475	$17,316

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS – (CONTINUED)

	December 31,
	2014	2013

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$4,693	$4,263
Policyholders’ and beneficiaries funds	194	203
Dividends payable to policyholders	4	4
Policy benefits in process of payment	18	27
Other amount payable on reinsurance	100	144
Other policy obligations	2	2

Total policy and contract obligations	5,011	4,643
Payable to parent and affiliates	74	220
Transfers to (from) separate account, net	(60)	(84)
Asset valuation reserve	62	21
Reinsurance in unauthorized companies	6	4
Funds withheld from unauthorized reinsurers	2,278	2,227
Interest maintenance reserve	177	186
Current federal income taxes payable	6	46
Derivatives	418	326
Payables for collateral on derivatives	141	51
Payables for securities	-	1
Other general account obligations	36	62
Obligations related to separate accounts	8,111	8,329

Total liabilities	16,260	16,032

Capital and surplus:
Common stock (par value $1; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2014 and 2013)	2	2
Paid-in surplus	913	913
Unassigned surplus	300	369

Total capital and surplus	1,215	1,284

Total liabilities and capital and surplus	$17,475	$17,316

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$1,041	$1,043	$(505)
Consideration for supplementary contracts with life contingencies	23	22	11
Net investment income	380	543	585
Amortization of interest maintenance reserve	14	18	20
Commissions and expense allowance on reinsurance ceded	38	39	(74)
Reserve adjustment on reinsurance ceded	(7)	(12)	(7)
Separate account administrative and contract fees	114	116	114
Other revenue	21	4	12

Total premiums and other revenues	1,624	1,773	156

Benefits paid or provided:
Death, surrender and other contract benefits, net	1,392	1,355	1,179
Annuity benefits	242	279	266
Disability and long-term care benefits	1	1	-
Interest and adjustments on policy or deposit-type funds	7	7	5
Payments on supplementary contracts with life contingencies	7	6	4
Increase (decrease) in life and long-term care reserves	433	(108)	(1,522)

Total benefits paid or provided	2,082	1,540	(68)

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	99	96	100
General expenses	51	52	48
Insurance taxes, licenses and fees	5	10	13
Net transfers to (from) separate accounts	(517)	(497)	(130)
Investment income ceded	207	60	109
Other deductions	(99)	(111)	(96)

Total insurance expenses and other deductions	(254)	(390)	44

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	(204)	623	180

Dividends to policyholders	6	7	7

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(210)	616	173

Federal income tax expense (benefit)	(3)	62	13

Income (loss) from operations before net realized capital gains (losses)	(207)	554	160

Net realized capital gains (losses)	(25)	(88)	(91)

Net income (loss)	$(232)	$466	$69

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2012	$2	$913	$81	$(106)	$890

Net income (loss)				69	69
Change in net unrealized capital gains (losses)				26	26
Change in net deferred income tax				33	33
Decrease (increase) in non-admitted assets				(31)	(31)
Decrease (increase) in asset valuation reserves				23	23
Change in surplus as a result of reinsurance				(11)	(11)
SSAP No. 10 Revised deferred tax asset adjustment			(81)	81	-
Other adjustments, net				6	6

Balances at December 31, 2012	2	913	-	90	1,005

Net income (loss)				466	466
Change in net unrealized capital gains (losses)				(92)	(92)
Change in net deferred income tax				(101)	(101)
Decrease (increase) in non-admitted assets				(3)	(3)
Decrease (increase) in asset valuation reserves				21	21
Change in surplus as a result of reinsurance				(12)	(12)

Balances at December 31, 2013	2	913	-	369	1,284

Net income (loss)				(232)	(232)
Change in net unrealized capital gains (losses)				134	134
Change in net deferred income tax				91	91
Decrease (increase) in non-admitted assets				(15)	(15)
Change in liability for reinsurance in unauthorized reinsurance				(2)	(2)
Decrease (increase) in asset valuation reserves				(41)	(41)
Change in surplus as a result of reinsurance				(11)	(11)
Other adjustments, net				7	7

Balances at December 31, 2014	$2	$913	$-	$300	$1,215

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$1,064	$1,066	$1,163
Net investment income received	417	580	642
Separate account fees	114	116	114
Commissions and expenses allowance on reinsurance ceded	27	27	24
Miscellaneous income	18	4	10
Benefits and losses paid	(1,696)	(1,638)	(1,587)
Net transfers from (to) separate accounts	541	504	126
Commissions and expenses (paid) recovered	(262)	(138)	(201)
Dividends paid to policyholders	(7)	(7)	(7)
Federal and foreign income and capital gain taxes (paid) recovered	(39)	(73)	(152)

Net cash provided by operating activities	177	441	132

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	2,342	3,704	4,810
Stocks	4	-	-
Mortgage loans on real estate	91	95	99
Real estate	33	-	6
Other invested assets	17	1	-
Miscellaneous proceeds	-	-	1

Total investment proceeds	2,487	3,800	4,916

Cost of investments acquired:
Bonds	2,162	3,586	4,402
Stocks	2	5	1
Mortgage loans on real estate	27	283	64
Real estate	(2)	196	1
Other invested assets	117	61	4
Derivatives	37	75	77

Total cost of investments acquired	2,343	4,206	4,549
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(116)	142	5
Net increase (decrease) in policy loans	18	4	14

Net cash provided by (used in) investment activities	242	(552)	348

Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(9)	(4)	21
Other cash provided (applied)	(332)	(35)	(537)

Net cash provided by (used in) financing and miscellaneous activities	(341)	(39)	(516)

Net increase (decrease) in cash, cash equivalents and short-term investments	78	(150)	(36)
Cash, cash equivalents and short-term investments at beginning of year	34	184	220

Cash, cash equivalents and short-term investments at end of year	$112	$34	$184

Non-cash investing activities during the year:
Transfer of assets to Commonwealth Annuity and Life Insurance Company	$-	$-	$(1,481)

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company of New York (the “Company”) is a life insurance company organized on February 10, 1992 under the laws of the State of New York. The New York State Department of Financial Services (the “Department”) granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located exclusively in the State of New York (“NY”). Through its insurance operations, the Company offers a variety of individual life insurance that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers a variety of retirement products to retirement plans. The Company distributes products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. In 2013, the Company discontinued sales of its structured settlements and single premium immediate annuity products. In 2012, the Company suspended new sales of its individual fixed and variable annuity products.

John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of JHUSA, acts as the principal underwriter of variable life contracts pursuant to a distribution agreement with the Company.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of New York. The New York Superintendent of the Department (the “Superintendent”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when either of the following two conditions exist: the entity either (1) has the intent to sell the debt security or (2) is more likely than not to be required to sell the debt security before its anticipated recovery. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Realized capital gains (losses) on sales of securities are recognized using the first in first out (“FIFO) method. The cost basis of bonds and common and preferred stocks is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate held for the production of income is reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability corporations (“LLCs”) which are carried based on the underlying GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2014, 2013 and 2012, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally deferred income taxes, the Company’s investment in JHIMS, an affiliated company, furniture and equipment, and other assets not specifically identified as admitted assets within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Superintendent.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of asset adequacy testing indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in-force. The Company is holding an additional $470 million and $400 million of reserves at December 31, 2014 and 2013, respectively, as a result of asset adequacy analysis. At December 31, 2014 and 2013, the Company held reserves of $292 million and $88 million, respectively, on insurance in-force amounts for which gross premiums were less than net premiums according to the standard of valuation set by the State of New York.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables and using principally the net level premium method and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983 and 1994, the 1971 and 1983 Individual Annuity Mortality Tables and the A-2000 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31, 2014 or 2013. Mean reserves are determined by computing the terminal reserve for the plan at the rated age and assuming annual premiums have been paid as of the valuation date. For certain policies with substandard table ratings, mean reserves are based on rated mortality from 125% to 500% of standard rating; for certain policies with flat extra ratings, mean reserves are based on standard mortality rates increased by 1 to 25 deaths per thousand. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments.

•	The deferred premium is never greater than the gross premium.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

•

The State of New York requires the Company to calculate reserves for guaranteed minimum death benefits for variable universal life under Regulation 147 and to hold reserves under this Regulation. Based on the aforementioned calculation at December 31, 2014 and 2013, the Company holds additional reserves of $24 million and $15 million respectively, pursuant to Regulation 147.

•

The State of New York also requires the Company to calculate reserves for universal life products with secondary guaranties under Regulation 147 and to hold reserves under this Regulation. Based on the aforementioned calculation at December 31, 2014 and 2013, the Company holds additional reserves of $138 million and $46 million, respectively, pursuant to Regulation 147.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43, and primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The reserve is based on the present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of New York to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the statements of operations as federal income tax expense if resulting from operations and within net unrealized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the statements of operations that differ from the federal statutory tax rate.

Participating Insurance and Policyholder Dividends: Participating business which is assumed from JHUSA, represented approximately 12% and 21% of the Company’s aggregate reserve for group fixed annuity and life contracts at December 31, 2014 and 2013, respectively. The amount of policyholders’ dividends to be paid is approved annually by JHUSA’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received. Premiums received for annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Reclassifications: Certain prior year amounts in the Company’s statutory-basis financial statements have been reclassified to conform to the current year financial statement presentation.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

3. Permitted or Prescribed Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Department.

For determining the Company’s solvency under the State of New York’s insurance laws and regulations, the Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of prescribed or permitted practices by the State of New York.

The Superintendent of Financial Services has the authority to prescribe or permit other specific practices that deviate from prescribed practices. As of December 31, 2014 and 2013, the Superintendent had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

In March 2014, the NAIC adopted updated guidance regarding derivatives. The new guidance permits a company to designate the Fed Funds Effective Swap Rate (also referred to as the “Overnight Index Swap Rate” or “OIS”) as the hedged risk (or benchmark interest rate) in both cash flow and fair values hedges. The updated guidance also removed the requirement that similar hedges designate the same benchmark rate. The adoption of this guidance did not impact the Company’s Balance Sheets or Statements of Operations.

Future Adoption of New Accounting Standards

In December 2014, the NAIC adopted Actuarial Guideline 48 (“AG 48”) which intends to bring uniformity to the regulation of XXX and AXXX business subject to life insurer-owned captive reinsurance arrangements. The guidance requires the appointed actuary of the ceding company to perform an analysis of the amount and type of assets backing collateral. AG 48’s actuarial method determines the amount of “high quality assets” which must back collateral and is based on calculations from the NAIC principle based reserving valuation manual. Certified reinsurers as well as licensed and accredited reinsurers with no permitted practices will be exempt from AG 48. Additionally, AG 48 does not apply to policies that were issued prior to January 1, 2015 and included in a reserve financing arrangement as of December 31, 2014. As such, the adoption of AG 48 is not expected to have any material impact on the Company’s Balance Sheets or Statements of Operations.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2014, 2013 and 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2014:
U.S. government and agencies	$1,614	$215	$-	$1,829
States and political subdivisions	201	38	-	239
Foreign governments	61	7	-	68
Corporate bonds	3,465	282	(12)	3,735
Mortgage-backed and asset-backed securities	657	58	(1)	714

Total bonds	$5,998	$600	$(13)	$6,585

December 31, 2013:
U.S. government and agencies	$1,774	$6	$(145)	$1,635
States and political subdivisions	200	13	(5)	208
Foreign governments	59	4	-	63
Corporate bonds	3,459	178	(69)	3,568
Mortgage-backed and asset-backed securities	689	46	(3)	732

Total bonds	$6,181	$247	$(222)	$6,206

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2014, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$196	$199
Due after one year through five years	1,226	1,271
Due after five years through ten years	795	830
Due after ten years	3,124	3,571
Mortgage-backed and asset-backed securities	657	714

Total	$5,998	$6,585

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2014	2013

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$17	$28
Bonds pledged in support of exchange-traded futures	26	18
Bonds and cash pledged in support of cleared interest rate swaps	19	-

Total fair value	$62	$46

At carrying value:
Bonds on deposit with government authorities	$-	$-
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	-	-
Pledged collateral under reinsurance agreements	-	-

Total carrying value	$-	$-

At December 31, 2014 and 2013, the Company held below investment grade corporate bonds of $111 million and $167 million, with an aggregate fair value of $112 million and $173 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between amortized cost and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(in millions)
December 31, 2014:
U.S. government and agencies	$24	$-	$59	$-	$83	$-
States and political subdivisions	-	-	3	-	3	-
Foreign governments	3	-	-	-	3	-
Corporate bonds	166	(3)	261	(9)	427	(12)
Mortgage-backed and asset-backed securities	26	-	18	(1)	44	(1)
Total	$219	$(3)	$341	$(10)	$560	$(13)

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(in millions)
December 31, 2013:
U.S. government and agencies	$1,184	$(62)	$351	$(83)	$1,535	$(145)
States and political subdivisions	46	(3)	12	(2)	58	(5)
Foreign governments	-	-	-	-	-	-
Corporate bonds	894	(50)	136	(19)	1,030	(69)
Mortgage-backed and asset-backed securities	69	(2)	5	(1)	74	(3)
Total	$2,193	$(117)	$504	$(105)	$2,697	$(222)

At December 31, 2014 and 2013, there were 148 and 311 bonds that had a gross unrealized loss of which the single largest unrealized loss was $1 million and $78 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Proceeds	$1,945	$3,066	$5,761
Realized gross gains	59	43	200
Realized gross losses	(49)	(138)	(46)

For the years ended December 31, 2014 and 2013, there were no realized capital losses related to bonds that had experienced an other-than temporary decline in value.

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2014 and 2013.

Affiliate Transactions

In 2014, the Company sold certain and acquired certain bonds to an affiliate, JHUSA. These bonds had a net book value of $165 million and a fair value of $188 million at the date of the transactions. The Company recognized $24 million in pre-tax realized gains before transfer to the IMR.

Preferred and Common Stocks

Unrealized gains and losses on investments in preferred and common stocks are reported directly in unassigned surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair values of, those investments are summarized as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2014:
Preferred stocks:
Nonaffiliated	$1	$-	$-	$1
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	3	1	-	4
Affiliates*	-	-	-	-

Total stocks	$4	$1	$-	$5

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2013:
Preferred stocks:
Nonaffiliated	$4	$-	$-	$4
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	1	2	-	3
Affiliates*	-	-	-	-

Total stocks	$5	$2	$-	$7

*	Affiliates - fair value represents the carrying value

At December 31, 2014 and 2013, there were 1 and 0 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $0 million and $0 million at December 31, 2014 and 2013, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2014, 2013 and 2012, realized capital losses include $0 million, $0 million, and $0 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 0, 0, and 0 securities, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2014 and 2013, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2014:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$293	East North Central	$168
Industrial	116	East South Central	5
Office buildings	348	Middle Atlantic	153
Retail	238	Mountain	52
Agricultural	-	New England	28
Agribusiness	10	Pacific	405
Mixed use	-	South Atlantic	187
Other	84	West North Central	45
Allowance	-	West South Central	46
		Canada / Other	-
		Allowance	-

Total mortgage loans on real estate	$1,089	Total mortgage loans on real estate	$1,089

December 31, 2013:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$295	East North Central	$178
Industrial	123	East South Central	7
Office buildings	376	Middle Atlantic	165
Retail	266	Mountain	54
Agricultural	-	New England	35
Agribusiness	10	Pacific	419
Mixed use	-	South Atlantic	208
Other	88	West North Central	42
Allowance	-	West South Central	50
		Canada / Other	-
		Allowance	-

Total mortgage loans on real estate	$1,158	Total mortgage loans on real estate	$1,158

The aggregate mortgages outstanding to any one borrower do not exceed $35 million.

During 2014, the respective maximum and minimum lending rates for mortgage loans issued were 4.95% and 3.50% for commercial loans. The Company issued no new agricultural loans during 2014. The Company issued no purchase money mortgages in 2014 or 2013. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgages does not exceed 75%. The average recorded investment in impaired loans was $1 million and $1 million at December 31, 2014 and 2013, respectively. The Company recognized $0 million, $0 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2014, 2013 and 2012, respectively.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The following table provides a reconciliation of the beginning and ending balances for allowance for losses for the periods indicated.

	2014	2013	2012

	(in millions)
Balance at beginning of year	$-	$-	$7
Additions, net	-	-	-
Recoveries of amounts previously charged off	-	-	(7)

Balance at end of year	$-	$-	$-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2014	2013

	(in millions)
AAA	$67	$68
AA	186	175
A	392	378
BBB	439	531
BB	5	6
B and lower and unrated	-	-

Total	$1,089	$1,158

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2014	2013

	(in millions)
Properties occupied by the company	$-	$-
Properties held for the production of income	249	283
Properties held for sale	-	-
Less accumulated depreciation	(14)	(9)

Total	$235	$274

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2014, 2013 and 2012, respectively.

In 2014, the Company sold real estate to an affiliate, JHUSA. The real estate had a book value of approximately $32 million and a fair value of approximately $33 million at the date of the transaction. The Company recognized approximately $1 million in pre-tax realized gains.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Other invested assets primarily consist of investments in partnerships and LLCs. The Company had no impairments in partnerships and LLCs in 2014, 2013, or 2012. A periodic review of projected discounted cash flows was performed and the analysis provided no evidence of impairments.

Other

The Company had no exposure to the subprime mortgage related risk at December 31, 2014 or 2013.

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Income:
Bonds	$264	$272	$333
Preferred stocks	-	-	-
Common stocks	-	-	-
Mortgage loans on real estate	63	53	50
Real estate	38	21	20
Policy loans	7	7	6
Cash, cash equivalents and short-term investments	-	-	-
Other invested assets	33	199	183
Derivatives	22	22	25
Other income	-	1	-

Total investment income	427	575	617

Expenses
Investment expenses	(39)	(29)	(30)
Investment taxes, licenses and fees, excluding federal income taxes	(3)	(1)	-
Investment interest expense	-	-	-
Depreciation on real estate and other invested assets	(5)	(2)	(2)

Total investment expenses	(47)	(32)	(32)

Net investment income	$380	$543	$585

Other invested assets above represent income earned from the Company’s investment in JHIMS.

Realized capital losses and amounts transferred to the IMR are as follows:

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Realized capital gains (losses)	$(19)	$(173)	$71
Less amount transferred to the IMR (net of related tax benefit (expense) of $(2) in 2014, $(30) in 2013, and $57 in 2012)	5	(56)	106

Realized capital gains (losses) before tax	(24)	(117)	(35)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	1	(29)	56

Net realized capital gains (losses)	$(25)	$(88)	$(91)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps and futures agreements to manage current and anticipated exposures to changes in interest rates and equity market prices.

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements and cleared interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective hedge accounting relationships. These derivatives hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products.

The Company also uses interest rate swap agreements in effective hedge accounting relationships designed to hedge the variable cash flows associated with payments that it will receive on certain floating rate bonds.

In addition, the Company uses interest rate swap agreements in effective hedge accounting relationships to hedge the risk of changes in fair value of fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships and replication (synthetic asset) transactions “RSATs”):

		December 31, 2014
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$212	$8	$-	$25	$-
	Foreign currency swaps	-	-	-	-	-

Cash flow hedges	Interest rate swaps	223	-	-	50	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-

Total Derivatives in Effective Hedge Accounting Relationships		$435	$8	$-	$75	$-

Other Hedging Relationships
	Interest rate swaps	$9,323	$667	$418	$667	$418
	Interest rate treasury locks	-	-	-	-	-
	Interest rate options	-	-	-	-	-
	Interest rate futures	381	-	-	-	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-
	Equity options	11	-	-	-	-
	Equity index futures	444	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$10,159	$667	$418	$667	$418

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$-	$-	$-	$-	$-

Total Derivatives		$10,594	$675	$418	$742	$418

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2013
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$212	$8	$-	$45	$3
	Foreign currency swaps	-	-	-	-	-

Cash flow hedges	Interest rate swaps	298	-	-	12	17
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-

Total Derivatives in Effective Hedge Accounting Relationships		$510	$8	$-	$57	$20

Other Hedging Relationships
	Interest rate swaps	$8,175	$378	$326	$378	$326
	Interest rate treasury locks	-	-	-	-	-
	Interest rate options	-	-	-	-	-
	Interest rate futures	252	-	-	-	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-
	Equity options	-	-	-	-	-
	Equity index futures	304	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$8,731	$378	$326	$378	$326

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$-	$-	$-	$-	$-

Total Derivatives		$9,241	$386	$326	$435	$346

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2014, 2013 and 2012, the Company recorded net unrealized gains of $27 million, $4 million, and $54 million, respectively related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

For the year ended December 31, 2014, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The maximum time frame for which variable cash flows are hedged is 6 years.

Derivatives Not Designated in Effective Hedge Accounting Relationships. The Company enters into interest rate swap agreements and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company deferred net realized gains of $0 million, $8 million, and $9 million (including $0 million, $8 million, and $9 million of gains for derivatives in other hedging relationships) related to interest rates for the years ended December 31, 2014, 2013 and 2012, respectively. Deferred net realized gains (losses) are reported in the IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2014, 2013 and 2012 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$196	$(144)	$33
Interest rate treasury locks	-	-	-
Interest rate options	-	-	-
Foreign currency swaps	-	-	-
Foreign currency forwards	-	-	-
Equity total return swaps	-	-	-
Equity options	-	-	-
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$196	$(144)	$33

Net realized capital gain (loss):
Interest rate swaps	$-	$8	$9
Interest rate treasury locks	-	-	-
Interest rate options	-	-	-
Interest rate futures	(8)	5	(5)
Foreign currency swaps	-	-	-
Foreign currency forwards	-	-	-
Foreign currency futures	-	-	-
Equity total return swaps	-	-	-
Equity options	-	-	-
Equity index futures	(29)	(90)	(81)
Credit default swaps	-	-	-

Total net realized capital gain (loss)	$(37)	$(77)	$(77)

Total gain (loss) from derivatives in other hedging relationships	$159	$(221)	$(44)

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2014 and 2013, the Company had accepted collateral consisting of cash of $141 million and $57 million and various securities with a fair value of $211 million and $94 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Under U.S. regulations, certain interest rate swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities which do not require the additional disclosures as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate –The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds – Includes term certain contracts and supplementary contracts without life contingencies and those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. For those balances that can be withdrawn by the policyholder at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the policyholder as of the reporting date, which is generally the carrying value.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information is publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. The Company’s derivative assets and liabilities are included within Level 2. A description of valuation techniques used to measure the fair value of derivatives is described below.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Certain common stocks are included in this category.

Determination of Fair Value

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties that is other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties that is other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts consist of investments in mutual funds with values that are based upon quoted market prices or reported net asset values (“NAV”). Open-ended mutual fund investments that are traded in an active market and have a publically available price are included in Level 1. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-

Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-

Common stocks:
Industrial and misc	4	4	-	-	4

Total common stocks	4	4	-	-	4

Derivatives:
Interest rate swaps	667	667	-	667	-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	667	667	-	667	-
Assets held in separate accounts	8,111	8,111	8,111	-	-

Total assets	$8,782	$8,782	$8,111	$667	$4

Liabilities:
Derivatives:
Interest rate swaps	$418	$418	$-	$418	$-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	418	418	-	418	-
Liabilities held in separate accounts	8,111	8,111	8,111	-	-

Total liabilities	$8,529	$8,529	$8,111	$418	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-

Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-

Common stocks:
Industrial and misc	3	3	-	-	3

Total common stocks	3	3	-	-	3

Derivatives:
Interest rate swaps	378	378	-	378	-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	378	378	-	378	-
Assets held in separate accounts	8,329	8,329	8,329	-	-

Total assets	$8,710	$8,710	$8,329	$378	$3

Liabilities:

Derivatives:
Interest rate swaps	$326	$326	$-	$326	$-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	326	326	-	326	-
Liabilities held in separate accounts	8,329	8,329	8,329	-	-

Total liabilities	$8,655	$8,655	$8,329	$326	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$5,998	$6,585	$-	$6,128	$457
Preferred stocks	1	1	-	-	1
Mortgage loans on real estate	1,089	1,195	-	-	1,195
Cash, cash equivalents and short term investments	112	112	97	15	-
Policy loans	161	161	-	161	-
Derivatives in effective hedge accounting and RSAT relationships	8	75	-	75	-

Total assets	$7,369	$8,129	$97	$6,379	$1,653

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	88	87	-	-	87
Policyholders’ and beneficiaries funds	194	233	-	163	70
Derivatives in effective hedge accounting and RSAT relationships	-	-	-	-	-

Total liabilities	$282	$320	$-	$163	$157

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$6,181	$6,206	$-	$5,841	$365
Preferred stocks	4	4	-	-	4
Mortgage loans on real estate	1,158	1,233	-	-	1,233
Cash, cash equivalents and short term investments	34	34	33	1	-
Policy loans	143	143	-	143	-
Derivatives in effective hedge accounting and RSAT relationships	8	57	-	57	-

Total assets	$7,528	$7,677	$33	$6,042	$1,602

Liabilities:
Borrowed money	$-	$-	$-	$-	$-
Policy reserves	88	88	-	-	88
Policyholders’ and beneficiaries funds	203	230	-	151	79
Derivatives in effective hedge accounting and RSAT relationships	-	20	-	20	-

Total liabilities	$291	$338	$-	$171	$167

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2014 and 2013, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2014, 2013 and 2012, are summarized as follows:

		Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)					Transfers
	Balance at January 1, 2014	Net income (1)	Surplus		Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2014

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-

Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-

Common stocks:
Industrial and misc	3	-	1	-	-	-	(2)	-	2	-	4

Total common stocks	3	-	1	-	-	-	(2)	-	2	-	4

Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$3	$-	$1	$-	$-	$-	$(2)	$-	$2	$-	$4

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)					Transfers
	Balance at January 1, 2013	Net income (1)	Surplus		Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2013

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-

Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-

Common stocks:
Industrial and misc	-	-	-	-	3	-	-	-	-	-	3

Total common stocks	-	-	-	-	3	-	-	-	-	-	3

Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$-	$-	$-	$-	$3	$-	$-	$-	$-	$-	$3

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)					Transfers
	Balance at January 1, 2012	Net income (1)	Surplus		Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2012

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-

Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-

Common stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total common stocks	-	-	-	-	-	-	-	-	-	-	-

Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the period.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums earned
Direct	$1,025	$992	$1,110
Assumed	293	321	328
Ceded	(277)	(270)	(1,943)

Net	$1,041	$1,043	$(505)

Benefits to policyholders ceded	$473	557	375

Reserve amounts ceded to reinsurers not authorized in the State of New York are mostly covered by letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2014, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2014, there was no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.

In 2014 and 2013, the Company did not commute any ceded reinsurance.

As of December 31, 2014, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $468 million.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with its parent, JHUSA:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums assumed, net	$192	$216	$208
Benefits assumed, net	394	483	428

Other reinsurance receivable	10	15	5
Other amounts payable on reinsurance	86	124	109
Funds withheld from unauthorized reinsurers	1,952	1,978	2,018

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to the participating traditional life insurance policies were transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance funds withheld agreement As the reinsurance agreements do not subject the reinsurer to reasonable possibility of significant loss, they are classified as structured reinsurance and given deposit-type accounting treatment. The Company retained the invested assets supporting this block of business. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from JHUSA to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from JHUSA to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from JHUSA to JHNY under a coinsurance agreement.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”):

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded	$-	$-	$-
Benefits ceded	40	62	33

Other amounts payable on reinsurance	-	5	1
Funds withheld from unauthorized reinsurers	25	26	51

The Company reinsures a portion of the risk related to certain annuity policies with JHRECO and during the year, a small number of these policies were recaptured for administration purposes. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded	$4	$7	$14
Benefits ceded	8	5	2

Other amounts payable on reinsurance	1	-	-
Funds withheld from unauthorized reinsurers	301	223	284

Effective July 1, 2005, the Company entered into a reinsurance agreement with MRL to reinsure 90% of all risks not already reinsured to third parties on selected single and joint survivorship guaranteed universal life contracts. The agreement is written on a coinsurance funds withheld basis.

Non-Affiliated Reinsurance

On September 25, 2012, the Company entered into a coinsurance agreement with Commonwealth Annuity and Life Insurance Company (“CWA”) to reinsure 90% of its fixed deferred annuity business effective July 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $231 million in cash and $1 billion in bonds. Under the terms of the agreement, the Company maintained responsibility for servicing of the polices. The transaction resulted in a charge to pre-tax income (loss) of ($124) million which included a ceding commission paid of ($110) million and a decrease of ($63) million to statutory surplus.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2014
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$401	$1	$402
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	401	1	402
(d) Deferred tax assets nonadmitted	208	-	208

(e) Subtotal net admitted deferred tax asset (c - d)	193	1	194
(f) Deferred tax liabilities	101	33	134

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$92	$(32)	$60

	December 31, 2013
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$309	$1	$310
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	309	1	310
(d) Deferred tax assets nonadmitted	193	-	193

(e) Subtotal net admitted deferred tax asset (c - d)	116	1	117
(f) Deferred tax liabilities	40	20	60

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$76	$(19)	$57

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$92	$-	$92
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	92	-	92
(d) Deferred tax assets nonadmitted	15	-	15

(e) Subtotal net admitted deferred tax asset (c - d)	77	-	77
(f) Deferred tax liabilities	61	13	74

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$16	$(13)	$3

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2014
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$60	$-	$60
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	-	-	-
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	-	-	-
2. Adjusted gross deferred tax assets allowed per limitation threshold.	173	-	173
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	133	1	134

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$193	$1	$194

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2013
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$57	$-	$57
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	-	-	-
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	-	-	-
2. Adjusted gross deferred tax assets allowed per limitation threshold.	184	-	184
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	59	1	60

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$116	$1	$117

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$3	$-	$3
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	-	-	-
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	-	-	-
2. Adjusted gross deferred tax assets allowed per limitation threshold.	(11)	-	(11)
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	74	-	74

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$77	$-	$77

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	2014		2013

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	1986	%	1304%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$1,156		$1,228

Impact of tax planning strategies is as follows:

	December 31, 2014
	(1)	(2)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$401	$1
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$193	$1
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2013
	(3)	(4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$309	$1
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$116	$1
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$92	$-
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$77	$-
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2014	2013	Change

	(in millions)
1. Current income tax
(a) Federal	$(3)	$62	$(65)
(b) Foreign	-	-	-

(c) Subtotal	(3)	62	(65)
(d) Federal income tax on net capital gains	1	(29)	30
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$(2)	$33	$(35)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2014	2013	Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	313	214	99
(4) Investments	6	9	(3)
(5) Deferred acquisition costs	67	75	(8)
(6) Policyholder dividends accrual	-	-	-
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	-	-	-
(9) Pension accrual	-	-	-
(10) Receivables - nonadmitted	-	-	-
(11) Net operating loss carryforward	2	-	2
(12) Tax credit carry-forward	9	7	2
(13) Other (including items <5% of total ordinary tax assets)	4	4	-

(99) Subtotal	$401	$309	$92
(b) Statutory valuation allowance adjustment	-	-	-
(c) Nonadmitted	208	193	15

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$193	$116	$77
(e) Capital:
(1) Investments	$1	$1	$-
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$1	$1	$-
(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$1	$1	$-
(i) Admitted deferred tax assets (2(d)+2(h))	$194	$117	$77
3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$79	$17	$62
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	4	4	-
(4) Policyholder reserves	-	-	-
(5) Other (including items <5% of total ordinary tax liabilities)	18	19	(1)

(99) Subtotal	$101	$40	$61
(b) Capital:
(1) Investments	$32	$20	$12
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	1	-	1

(99) Subtotal	$33	$20	$13

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$134	$60	$74

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$60	$57	$3

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2014	2013	Change

	(in millions)
Total deferred tax assets	$402	$310	$92
Total deferred tax liabilities	134	60	74

Net deferred tax assets (liabilities)	$268	$250	$18

Tax effect of unrealized gains and losses			(73)
Tax effect of unrealized foreign exchange gains (losses)			-

Change in net deferred income taxes			$91

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Ordinary provisions computed at statutory rate	$(74)	$216	$61
Net realized capital gains (losses) before IMR at statutory rate	(7)	(61)	25
Change in nonadmitted assets	-	-	-
Reinsurance	(4)	(4)	(22)
Valuation allowance	-	-	-
Tax-exempt income	-	-	-
Nondeductible expenses	-	-	-
Foreign tax expense gross up	1	1	1
Amortization of IMR	(5)	(6)	(7)
Tax recorded in surplus	1	-	2
Dividend received deduction	(7)	(7)	(7)
Investment in subsidiaries	-	-	-
Prior year adjustment	-	1	(4)
Tax credits	(1)	(1)	(2)
Change in tax reserve	3	(4)	(10)
Pension	-	-	-
Other	-	(1)	(1)

Total	$(93)	$134	$36

Federal and foreign income taxes incurred	$(3)	$62	$13
Capital gains tax	1	(29)	56
Change in net deferred income taxes	(91)	101	(33)

Total statutory income tax expense (benefit)	$(93)	$134	$36

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2014, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millions)
Net operating loss	2013	2028	$2
	2014	2029	5

			$7

Alternative minimum tax credit	2004		$1
	2005		1

			$2

Foreign tax credits	2006	2016	$1
	2008	2018	1
	2011	2021	2
	2013	2023	1
	2014	2024	2

			$7

The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $0 million, $40 million and $73 million for 2014, 2013 and 2012, respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Real Estate Finance Inc.
Hancock Forest Management Inc.	John Hancock Realty Advisors Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Mgt. Inc.
Hancock Venture Partners Inc.	John Hancock Signature Services Inc.
Hancock Venture Partners Inc. Russia	John Hancock Timber Resource Corp.
HVP-Special Purpose Sub I Inc.	Manulife Reinsurance (Bermuda) Limited
HVP-Special Purpose Sub II Inc.	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JHFS One Corp.	MCC Asset Management Inc.
John Hancock Assignment Company	PT Timber Inc.
John Hancock Capital Growth Management Inc.	Signator Insurance Agency Inc.
John Hancock Energy Resources Mgt. Inc.	Signator Investors Inc.
John Hancock Financial Network Inc.	Signator Financial Services, Inc.
John Hancock Financial Corporation	The Manufacturers Investment Corporation
John Hancock Insurance Agency Inc.	Transamerica Fund Distributors Inc.
John Hancock Leasing Corp.	Transamerica Fund Management Company
John Hancock Life Insurance Company (USA)

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) the Company’s parent, JHUSA, are $3 million and ($41) million at December 31, 2014 and 2013, respectively, and are included in current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and in New York. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed. The IRS commenced its audit of tax years 2010 through 2013 in September 2014.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2014	2013

	(in millions)
Balance at beginning of year	$5	$10
Additions based on tax positions related to the current year	1	1
Payments	-	(2)
Additions for tax positions of prior years	2	-
Reductions for tax positions of prior years	-	(4)

Balance at end of year	$8	$5

Included in the balances as of December 31, 2014 and 2013, respectively, are $8 million and $5 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2014 and 2013 are $0 million and $0 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Excluding the effect of interest and penalties, this will have no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company has no unrecognized tax benefits that will significantly increase or decrease in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $2 million and $2 million of interest benefit in each of the years ended December 31, 2014, 2013, and 2012. The Company had approximately $0 million and $0 million accrued for interest as of December 31, 2014 and 2013, respectively. The Company did not recognize any material amounts of penalties for the years ended December 31, 2014, 2013 and 2012.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under New York State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Superintendent. New York State law also limits the aggregate amount of dividends a life insurer may pay in any calendar year, without the prior permission of the Superintendent, to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations excluding realized capital gains and (losses) for the immediately preceding calendar year. The Company paid shareholder dividends to JHUSA in the amount of $0 million, $0 million, and $0 million in 2014, 2013 and 2012, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2014 and 2013, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with JHUSA. Under these agreements, the Company will pay investment and operating expenses incurred by JHUSA on behalf of the Company. Services provided under the agreements include legal, personnel, marketing, investment, and certain other administrative services and are billed based on intercompany cost allocations. Costs incurred under the agreements were $68 million, $65 million, and $65 million at December 31, 2014, 2013 and 2012, respectively. As of December 31, 2014 and 2013, the Company had amounts payable of $16 million and $15 million, respectively.

Effective January 1, 2014, the Company has an Administrative Service Agreement with JHIMS and JHA whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include investment accounting and certain other administrative services. For such services, JHIMS and JHA will pay the company a quarterly fee equal to a percentage of the average daily net assets of the funds attributable to the contracts issued by the insurer. The amount earned under the agreement was $18 million for the year ended December 31, 2014.

The Company entered into an Amended and Restated Underwriting and Distribution Agreement with John Hancock Distributors, LLC (“JHD”), effective December 1, 2009, pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable annuities, variable life and other products issued by the Company. For the years ended December 31, 2014, 2013 and 2012, the Company was billed by JHD for underwriting commissions of $72 million, $68 million, and $67 million, respectively. The Company had amounts payable for services provided of $3 million and $4 million at December 31, 2014 and 2013, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and statements of operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

The Company did not own any shares of the stock of its parent, JHUSA, or its ultimate parent, MFC, at December 31, 2014 and 2013.

The Company is party to the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010 with JHUSA. Pursuant to the agreement, participating affiliates are permitted to invest their excess cash in the liquidity pool and earn interest calculated at a rate that is reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”), subject to an aggregate limit of $5 billion and an amount not to exceed 10% of the Company’s admitted assets as shown in the last financial statement filed with the Insurance Division. As of December 31, 2014 and 2013, the Company had a receivable from JHUSA in the amount of $611 million and $381 million, respectively, which is included in amounts due from affiliates in the balance sheets.

The Company had receivables from JHIMS relating to distributions of $1 million and $17 million, which were included in investment income due and accrued at December 31, 2014 and 2013, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company also enters into reinsurance transactions with its affiliates. Please refer to the Reinsurance Note for further details.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Contingencies and Legal Proceedings

Commitments: The Company leases office space under an operating lease agreement, which will expire in April 2017. Rental expenses were $53 thousand, $61 thousand, and $48 thousand for the years ended December 31, 2014, 2013 and 2012, respectively.

The future minimum lease payments by year and in the aggregate, under the remaining operating lease are presented below:

Operating Leases
(in thousands)
2015	$57
2016	59
2017	20

Total minimum lease payments	$136

The Company does not have any sublease income related to its office space.

On December 23, 2014, the Company entered into an agreement with New York Life under which John Hancock Retirement Plan Services, LLC, an affiliate, will acquire New York Life’s Retirement Plan Services business. In addition, New York Life has agreed to assume, on a reinsurance basis, 60% of JHUSA’s in-force participating life insurance JHLICO closed block. The participating life insurance assumed by New York Life will include the NY business transferred to the Company from JHUSA on January 1, 2010 under a coinsurance agreement. Subject to the receipt of all necessary approvals and other customary closing conditions, the transaction is anticipated to close in the first half of 2015.

The Company has extended commitments to purchase long-term bonds of $8 million, to purchase other invested assets of $291 million, and issue agricultural and commercial mortgages of $8 million at December 31, 2014. Approximately 29% of these commitments expire in 2015 and the majority of the remainder expires by 2019.

Contingencies: The Company is subject to insurance guaranty fund laws in the state of New York in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. As of December 31, 2014 and 2013, the amount of the liability held was $0 million and $2 million, respectively, and the Company held a related asset of $6 million and $7 million, respectively, for premium tax credits for Executive Life of New York (“ELNY”).

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and a taxpayer. In addition, the Department, the New York Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves - (continued)

	December 31, 2014
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$134	$-	$-	$134	1%
At book value less current surrender charge of 5% or more	11	-	-	11	0%
At fair value	-	-	7,866	7,866	70%

Total with adjustment or at fair value	145	-	7,866	8,011	71%
At book value without adjustment (minimal or no charge or adjustment)	1,746	-	-	1,746	16%
Not subject to discretionary withdrawal	1,469	-	2	1,471	13%

Total (gross)	3,360	-	7,868	11,228	100%

Reinsurance ceded	1,361	-	-	1,361

Total (net)	$1,999	$-	$7,868	$9,867

	December 31, 2013
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$190	$-	$-	$190	2%
At book value less current surrender charge of 5% or more	93	-	-	93	1%
At fair value	-	-	8,079	8,079	69%

Total with adjustment or at fair value	283	-	8,079	8,362	72%
At book value without adjustment (minimal or no charge or adjustment)	1,782	-	-	1,782	15%
Not subject to discretionary withdrawal	1,462	-	2	1,464	13%

Total (gross)	3,527	-	8,081	11,608	100%

Reinsurance ceded	1,458	-	-	1,458

Total (net)	$2,069	$-	$8,081	$10,150

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guarantee and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a Guaranteed Minimum Death Benefit (“GMDB”). The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

All of the Company’s separate account assets were legally insulated at December 31, 2014 and 2013. The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction

	December 31,
	2014	2013

	(in millions)
Group Annuities (Deposit Administration)	$4,248	$4,088
Variable Annuities	3,658	4,050
Life and COLI	205	191

Total	$8,111	$8,329

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

As of December 31, 2014 and 2013, the general account of the Company had a maximum guarantee for separate account liabilities of $531 million and $529 million, respectively. To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees are as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

	(in millions)
2014	$19	$5
2013	$20	$5
2012	$21	$4
2011	$20	$5
2010	$19	$6

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2014	2013

	(in millions, except for ages)
Account value	$3,719	$4,118
Amount of reserve held	170	50
Net amount at risk - gross	279	280
Weighted average attained age	67	66

The following assumptions and methodology were used to determine the amounts above at December 31, 2014 and 2013:

•

Actuarial Guideline XLIII (AG43) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG43.

•

In 2014 and 2013, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2014 and 2013, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG43.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in separate accounts with the following characteristics:

	December 31,
	2014	2013

	(in millions)
Type of Fund
Equity	$1,821	$2,012
Balanced	1,579	1,708
Bonds	431	478
Money Market	33	44

Total	$3,864	$4,242

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	December 31,
	2014	2013

	(in millions)
Premiums, deposits and other considerations	$719	$703

Reserves for accounts with assets at:
Fair value	8,050	8,250
Amortized cost	-	-

Total	$8,050	$8,250

	December 31,
	2014	2013

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$-	$-
At book value without fair value adjustments and with current surrender charge of 5% or more	104	97
At fair value	7,897	8,129
At book value without fair value adjustments and with current surrender charge of less than 5%	47	22

Subtotal	8,048	8,248
Not subject to discretionary withdrawal	2	2

Total	$8,050	$8,250

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2014	2013	2012

	(in millions)
Transfers to separate accounts	$884	$748	$923
Transfers from separate accounts	1,401	1,245	1,053

Net transfers to (from) separate accounts	$(517)	$(497)	$(130)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefits

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan sponsored by MIC. The Company also participates in the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions. The expense for these plans was charged to the Company and was not material for the years ended December 31, 2014, 2013 and 2012.

401(k) Plan: The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. The plan is sponsored by JHUSA. The expense for the defined contribution plan was charged to the Company and was not material for the years ended December 31, 2014, 2013 and 2012.

Other Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan (“the Welfare Plan”), a postretirement and postemployment medical and life insurance benefit plan for its retired employees and their spouses. The Welfare Plan is sponsored by MIC. The expense for other postretirement benefits was charged to the Company and was not material for the years ended December 31, 2014, 2013 and 2012.

16. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2014 financial statements through March 25, 2015, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York Separate Account A

December 31, 2014

John Hancock Life Insurance Company of New York Separate Account A

Audited Financial Statements

December 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of John Hancock Life Insurance Company of New York and Contract Owners of John Hancock Life Insurance Company of New York Separate Account A

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company of New York Separate Account A (the Account) comprised of the following sub-accounts,

500 Index Fund B Series I	Lifestyle Aggressive MVP Series II
500 Index Fund B Series II	Lifestyle Aggressive Trust PS Series I
500 Index Fund B Series NAV	Lifestyle Aggressive Trust PS Series II
Active Bond Trust Series I	Lifestyle Balanced MVP Series I
Active Bond Trust Series II	Lifestyle Balanced MVP Series II
All Cap Core Trust Series I	Lifestyle Balanced Trust PS Series I
All Cap Core Trust Series II	Lifestyle Balanced Trust PS Series II
American Asset Allocation Trust Series I	Lifestyle Conservative MVP Series I
American Asset Allocation Trust Series II	Lifestyle Conservative MVP Series II
American Global Growth Trust Series II	Lifestyle Conservative Trust PS Series I
American Global Growth Trust Series III	Lifestyle Conservative Trust PS Series II
American Growth - Income Trust Series I	Lifestyle Growth MVP Series I
American Growth - Income Trust Series II	Lifestyle Growth MVP Series II
American Growth - Income Trust Series III	Lifestyle Growth Trust PS Series I
American Growth Trust Series II	Lifestyle Growth Trust PS Series II
American Growth Trust Series III	Lifestyle Moderate MVP Series I
American International Trust Series II	Lifestyle Moderate MVP Series II
American International Trust Series III	Lifestyle Moderate Trust PS Series I
American New World Trust Series II	Lifestyle Moderate Trust PS Series II
American New World Trust Series III	Mid Cap Index Trust Series I
Blue Chip Growth Trust Series I	Mid Cap Index Trust Series II
Blue Chip Growth Trust Series II	Mid Cap Stock Trust Series I
Bond Trust Series I	Mid Cap Stock Trust Series II
Bond Trust Series II	Mid Value Trust Series I
Capital Appreciation Trust Series I	Mid Value Trust Series II
Capital Appreciation Trust Series II	Money Market Trust B Series NAV
Capital Appreciation Value Trust Series II	Money Market Trust Series I
Core Bond Trust Series II	Money Market Trust Series II
Core Strategy Trust Series I	Mutual Shares Trust Series I
Core Strategy Trust Series II	PIMCO All Asset
Core Strategy Trust Series NAV	Real Estate Securities Trust Series I
DWS Equity 500 Index	Real Estate Securities Trust Series II
Equity-Income Trust Series I	Real Return Bond Trust Series II
Equity-Income Trust Series II	Science & Technology Trust Series I
Financial Industries Trust Series I	Science & Technology Trust Series II
Financial Industries Trust Series II	Short Term Government Income Trust Series I
Franklin Templeton Founding Allocation Trust Series II	Short Term Government Income Trust Series II
Fundamental All Cap Core Trust Series II	Small Cap Growth Trust Series I
Fundamental Large Cap Value Trust Series I	Small Cap Growth Trust Series II
Fundamental Large Cap Value Trust Series II	Small Cap Index Trust Series I
Global Bond Trust Series I	Small Cap Index Trust Series II
Global Bond Trust Series II	Small Cap Opportunities Trust Series I

Global Trust Series I	Small Cap Opportunities Trust Series II
Global Trust Series II	Small Cap Value Trust Series II
Health Science Trust Series I	Small Company Value Trust Series I
Health Science Trust Series II	Small Company Value Trust Series II
High Yield Trust Series I	Strategic Income Opportunities Trust Series I
High Yield Trust Series II	Strategic Income Opportunities Trust Series II
International Core Trust Series I	Total Bond Market Trust B Series II
International Core Trust Series II	Total Bond Market Trust B Series NAV
International Equity Index Trust B Series I	Total Return Trust Series I
International Equity Index Trust B Series II	Total Return Trust Series II
International Equity Index Trust B Series NAV	Total Stock Market Index Trust Series I
International Growth Stock Trust Series II	Total Stock Market Index Trust Series II
International Small Company Trust Series I	U.S. Equity Trust Series I
International Small Company Trust Series II	U.S. Equity Trust Series II
International Value Trust Series I	Ultra Short Term Bond Trust Series II
International Value Trust Series II	Utilities Trust Series I
Investment Quality Bond Trust Series I	Utilities Trust Series II
Investment Quality Bond Trust Series II	Value Trust Series I
Lifestyle Aggressive MVP Series I	Value Trust Series II

as of December 31, 2014, and the related statements of operations and changes in contract owners’ equity for the above mentioned sub-accounts and for the All Cap Value Trust Series I, All Cap Value Trust Series II, American Global Small Capitalization Trust Series II, American Global Small Capitalization Trust Series III, American High-Income Bond Trust Series II, American High-Income Bond Trust Series III, Bond PS Series II, Core Allocation Plus Trust Series II, Core Fundamental Holdings Trust Series III, Core Global Diversification Trust Series II, Core Global Diversification Trust Series III, Disciplined Diversification Trust Series II, Fundamental Holdings Trust Series II, Fundamental Value Trust Series I, Fundamental Value Trust Series II, Global Diversification Trust Series II, Natural Resources Trust Series II, Smaller Company Growth Trust Series I, Smaller Company Growth Trust Series II and Ultra Short Term Bond Trust Series I sub-accounts (the “closed sub-accounts”) for each of the years or periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company of New York Separate Account A at December 31, 2014, the results of their and the closed sub-accounts’ operations, changes in contract owners’ equity for the years or periods indicated therein in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 27, 2015

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	500 Index Fund B Series I	500 Index Fund B Series II	500 Index Fund B Series NAV	Active Bond Trust Series I	Active Bond Trust Series II	All Cap Core Trust Series I
Total Assets
Investments at fair value	$3,513,255	$10,251,239	$7,549,589	$2,282,157	$27,411,050	$3,385,753

Net Assets
Contracts in accumulation	$3,513,255	$10,234,868	$7,549,589	$2,261,021	$27,411,050	$3,385,753
Contracts in payout (annuitization)	—	16,371	—	21,136	—	—

Total net assets	$3,513,255	$10,251,239	$7,549,589	$2,282,157	$27,411,050	$3,385,753

Units outstanding	191,648	560,908	422,503	120,259	1,496,502	134,871
Unit value	$18.33	$18.28	$17.87	$18.98	$18.32	$25.10

Shares	136,809	398,726	293,987	230,988	2,768,793	123,929
Cost	$2,747,990	$8,052,089	$5,118,049	$2,236,127	$27,156,036	$1,872,329

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	All Cap Core Trust Series II	American Asset Allocation Trust Series I	American Asset Allocation Trust Series II	American Global Growth Trust Series II	American Global Growth Trust Series III	American Growth Trust Series II
Total Assets
Investments at fair value	$955,972	$7,335,722	$99,256,086	$14,627,440	$7,622	$103,062,670

Net Assets
Contracts in accumulation	$955,972	$7,317,963	$99,256,086	$14,614,826	$7,622	$102,975,523
Contracts in payout (annuitization)	—	17,759	—	12,614	—	87,147

Total net assets	$955,972	$7,335,722	$99,256,086	$14,627,440	$7,622	$103,062,670

Units outstanding	38,162	440,971	6,075,043	890,811	408	3,932,597
Unit value	$25.05	$16.64	$16.34	$16.42	$18.68	$26.21

Shares	35,056	465,760	6,301,974	924,033	482	4,296,068
Cost	$739,635	$4,509,167	$58,622,145	$10,234,013	$6,466	$51,572,358

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	American Growth Trust Series III	American Growth- Income Trust Series I	American Growth- Income Trust Series II	American Growth- Income Trust Series III	American International Trust Series II	American International Trust Series III
Total Assets
Investments at fair value	$466,359	$7,548,776	$99,097,862	$811,704	$55,010,771	$413,775

Net Assets
Contracts in accumulation	$466,359	$7,530,551	$99,087,436	$811,704	$54,992,620	$413,775
Contracts in payout (annuitization)	—	18,225	10,426	—	18,151	—

Total net assets	$466,359	$7,548,776	$99,097,862	$811,704	$55,010,771	$413,775

Units outstanding	25,131	276,728	3,977,321	41,452	2,243,916	29,419
Unit value	$18.56	$27.28	$24.92	$19.58	$24.52	$14.06

Shares	19,448	314,532	4,135,971	33,877	2,983,230	22,488
Cost	$304,893	$4,255,877	$53,389,492	$563,720	$41,115,803	$354,175

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	American New World Trust Series II	American New World Trust Series III	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II	Bond Trust Series I	Bond Trust Series II
Total Assets
Investments at fair value	$5,097,567	$14,464	$21,490,974	$16,229,941	$980,794	$73,486,013

Net Assets
Contracts in accumulation	$5,097,567	$14,464	$21,262,119	$16,229,941	$980,794	$73,486,013
Contracts in payout (annuitization)	—	—	228,855	—	—	—

Total net assets	$5,097,567	$14,464	$21,490,974	$16,229,941	$980,794	$73,486,013

Units outstanding	374,880	1,074	572,476	620,432	72,529	5,628,144
Unit value	$13.60	$13.47	$37.54	$26.16	$13.52	$13.06

Shares	385,887	1,097	598,968	457,181	71,748	5,367,861
Cost	$5,186,586	$14,858	$10,923,700	$10,060,985	$992,005	$74,152,672

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II	Core Bond Trust Series II	Core Strategy Trust Series I	Core Strategy Trust Series II
Total Assets
Investments at fair value	$11,274,917	$8,285,369	$24,057,229	$1,250,210	$199,965	$248,865,166

Net Assets
Contracts in accumulation	$11,256,179	$8,281,548	$24,057,229	$1,250,210	$199,965	$248,834,249
Contracts in payout (annuitization)	18,738	3,821	—	—	—	30,917

Total net assets	$11,274,917	$8,285,369	$24,057,229	$1,250,210	$199,965	$248,865,166

Units outstanding	694,744	341,101	1,235,948	73,848	13,923	13,884,660
Unit value	$16.23	$24.29	$19.46	$16.93	$14.36	$17.92

Shares	728,825	544,374	1,886,841	94,641	13,376	16,579,958
Cost	$7,619,427	$6,806,728	$20,722,483	$1,277,442	$191,658	$236,441,471

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Core Strategy Trust Series NAV	DWS Equity 500 Index (h)	Equity-Income Trust Series I	Equity-Income Trust Series II	Financial Industries Trust Series I (f)	Financial Industries Trust Series II (f)
Total Assets
Investments at fair value	$674,255	$3,980,449	$27,365,312	$24,889,606	$532,031	$3,773,183

Net Assets
Contracts in accumulation	$674,255	$3,980,449	$27,328,065	$24,889,606	$532,031	$3,773,183
Contracts in payout (annuitization)	—	—	37,247	—	—	—

Total net assets	$674,255	$3,980,449	$27,365,312	$24,889,606	$532,031	$3,773,183

Units outstanding	34,391	124,366	606,785	1,083,069	27,906	189,806
Unit value	$19.61	$32.01	$45.10	$22.98	$19.07	$19.88

Shares	45,071	195,120	1,428,252	1,303,121	31,113	221,691
Cost	$551,652	$2,682,050	$22,217,640	$19,204,061	$373,176	$2,629,977

(f)	Renamed on November 10, 2014. Previously known as Financial Services Trust.
(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Franklin Templeton Founding Allocation Trust Series II	Fundamental All Cap Core Trust Series II	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series II	Global Bond Trust Series I	Global Bond Trust Series II
Total Assets
Investments at fair value	$82,146,233	$6,904,931	$26,686,900	$34,315,698	$1,818,940	$11,158,349

Net Assets
Contracts in accumulation	$82,146,233	$6,904,931	$26,485,849	$34,296,588	$1,818,940	$11,158,349
Contracts in payout (annuitization)	—	—	201,051	19,110	—	—

Total net assets	$82,146,233	$6,904,931	$26,686,900	$34,315,698	$1,818,940	$11,158,349

Units outstanding	5,542,353	232,722	1,112,538	1,592,769	54,104	566,756
Unit value	$14.82	$29.67	$23.99	$21.54	$33.62	$19.69

Shares	6,299,558	306,886	1,523,225	1,945,334	144,935	897,695
Cost	$60,383,329	$4,302,762	$26,545,526	$33,063,142	$1,805,458	$11,423,866

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Global Trust Series I	Global Trust Series II	Health Sciences Trust Series I	Health Sciences Trust Series II	High Yield Trust Series I	High Yield Trust Series II
Total Assets
Investments at fair value	$8,311,308	$8,890,141	$4,158,135	$14,598,600	$2,372,965	$8,111,405

Net Assets
Contracts in accumulation	$8,305,816	$8,890,141	$4,158,135	$14,598,600	$2,367,229	$8,111,393
Contracts in payout (annuitization)	5,492	—	—	—	5,736	12

Total net assets	$8,311,308	$8,890,141	$4,158,135	$14,598,600	$2,372,965	$8,111,405

Units outstanding	234,970	451,878	74,553	256,811	111,885	368,380
Unit value	$35.37	$19.67	$55.77	$56.85	$21.21	$22.02

Shares	424,479	455,671	123,938	451,969	416,310	1,398,518
Cost	$6,467,645	$8,396,599	$2,903,959	$11,299,097	$2,496,489	$8,777,127

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	International Core Trust Series I	International Core Trust Series II	International Equity Index Trust B Series I	International Equity Index Trust B Series II	International Equity Index Trust B Series NAV	International Growth Stock Trust Series II
Total Assets
Investments at fair value	$1,424,872	$1,414,871	$1,110,770	$3,029,208	$1,479,344	$2,654,012

Net Assets
Contracts in accumulation	$1,420,706	$1,414,871	$1,110,492	$3,029,208	$1,479,344	$2,654,012
Contracts in payout (annuitization)	4,166	—	278	—	—	—

Total net assets	$1,424,872	$1,414,871	$1,110,770	$3,029,208	$1,479,344	$2,654,012

Units outstanding	85,952	78,161	79,118	217,472	131,787	177,507
Unit value	$16.58	$18.10	$14.04	$13.93	$11.23	$14.95

Shares	135,444	133,353	70,080	190,876	93,393	159,880
Cost	$1,387,701	$1,370,970	$1,066,609	$2,853,412	$1,311,676	$2,325,471

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	International Small Company Trust Series I	International Small Company Trust Series II	International Value Trust Series I	International Value Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II
Total Assets
Investments at fair value	$1,717,954	$3,327,428	$4,752,436	$8,323,663	$4,216,884	$18,878,579

Net Assets
Contracts in accumulation	$1,717,588	$3,327,428	$4,735,694	$8,323,663	$4,203,846	$18,878,579
Contracts in payout (annuitization)	366	—	16,742	—	13,038	—

Total net assets	$1,717,954	$3,327,428	$4,752,436	$8,323,663	$4,216,884	$18,878,579

Units outstanding	104,449	206,072	249,281	401,557	152,823	1,016,359
Unit value	$16.45	$16.15	$19.06	$20.73	$27.59	$18.57

Shares	148,355	287,591	378,982	664,829	361,964	1,619,089
Cost	$1,529,874	$2,806,761	$4,660,529	$7,132,856	$4,155,665	$18,900,919

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Lifestyle Aggressive MVP Series I (a)	Lifestyle Aggressive MVP Series II (a)	Lifestyle Aggressive Trust PS Series I (g)	Lifestyle Aggressive Trust PS Series II (g)	Lifestyle Balanced MVP Series I (b)	Lifestyle Balanced MVP Series II (b)
Total Assets
Investments at fair value	$675,651	$9,215,893	$1,710,235	$15,189,555	$10,285,827	$303,809,802

Net Assets
Contracts in accumulation	$675,651	$9,215,893	$1,710,235	$15,189,555	$10,269,009	$303,688,568
Contracts in payout (annuitization)	—	—	—	—	16,818	121,234

Total net assets	$675,651	$9,215,893	$1,710,235	$15,189,555	$10,285,827	$303,809,802

Units outstanding	30,108	412,360	128,818	1,146,158	450,663	15,840,916
Unit value	$22.44	$22.35	$13.28	$13.25	$22.82	$19.18

Shares	62,851	858,890	133,821	1,188,541	741,588	22,015,203
Cost	$538,742	$7,298,663	$1,694,774	$15,076,077	$8,889,536	$259,873,809

(a)	Renamed on May 5, 2014. Previously known as Lifestyle Aggressive Trust.
(b)	Renamed on May 5, 2014. Previously known as Lifestyle Balanced Trust.
(g)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Lifestyle Balanced Trust PS Series I (g)	Lifestyle Balanced Trust PS Series II	Lifestyle Conservative MVP Series I (c)	Lifestyle Conservative MVP Series II (c)	Lifestyle Conservative Trust PS Series I (g)	Lifestyle Conservative Trust PS Series II
Total Assets
Investments at fair value	$15,792,756	$455,631,029	$2,613,922	$75,094,901	$3,834,417	$97,730,838

Net Assets
Contracts in accumulation	$15,792,756	$455,608,695	$2,599,021	$75,037,177	$3,834,417	$97,709,358
Contracts in payout (annuitization)	—	22,334	14,901	57,724	—	21,480

Total net assets	$15,792,756	$455,631,029	$2,613,922	$75,094,901	$3,834,417	$97,730,838

Units outstanding	1,196,353	32,614,278	101,402	4,090,146	294,442	7,228,119
Unit value	$13.20	$13.97	$25.78	$18.36	$13.02	$13.52

Shares	1,113,735	32,064,112	215,670	6,231,942	287,653	7,320,662
Cost	$15,717,064	$452,628,715	$2,760,449	$79,842,416	$3,856,754	$98,079,303

(c)	Renamed on May 5, 2014. Previously known as Lifestyle Conservative Trust.
(g)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Lifestyle Growth MVP Series I (d)	Lifestyle Growth MVP Series II (d)	Lifestyle Growth Trust PS Series I (g)	Lifestyle Growth Trust PS Series II	Lifestyle Moderate MVP Series I (e)	Lifestyle Moderate MVP Series II (e)
Total Assets
Investments at fair value	$5,421,549	$345,465,517	$9,989,985	$592,593,566	$4,698,194	$117,226,663

Net Assets
Contracts in accumulation	$5,421,549	$345,311,158	$9,989,985	$592,593,566	$4,698,194	$117,226,663
Contracts in payout (annuitization)	—	154,359	—	—	—	—

Total net assets	$5,421,549	$345,465,517	$9,989,985	$592,593,566	$4,698,194	$117,226,663

Units outstanding	248,123	17,851,196	750,777	41,887,221	197,749	6,177,913
Unit value	$21.85	$19.35	$13.31	$14.15	$23.76	$18.98

Shares	383,691	24,501,100	672,726	39,878,436	353,248	8,860,670
Cost	$4,540,250	$291,532,078	$9,835,793	$581,505,147	$4,401,543	$111,203,655

(d)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.
(e)	Renamed on May 5, 2014. Previously known as Lifestyle Moderate Trust.
(g)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Lifestyle Moderate Trust PS Series I (g)	Lifestyle Moderate Trust PS Series II	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series II
Total Assets
Investments at fair value	$4,030,282	$163,352,047	$1,421,614	$10,053,530	$8,228,913	$13,579,254

Net Assets
Contracts in accumulation	$4,030,282	$163,342,624	$1,421,614	$10,053,530	$8,227,939	$13,563,928
Contracts in payout (annuitization)	—	9,423	—	—	974	15,326

Total net assets	$4,030,282	$163,352,047	$1,421,614	$10,053,530	$8,228,913	$13,579,254

Units outstanding	306,570	11,807,648	42,033	345,282	308,673	428,967
Unit value	$13.15	$13.83	$33.82	$29.12	$26.66	$31.66

Shares	288,909	11,693,060	63,778	452,454	442,177	754,822
Cost	$4,047,141	$163,475,992	$1,163,267	$8,279,187	$6,592,592	$11,581,502

(g)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust B Series NAV	Money Market Trust Series I	Money Market Trust Series II	Mutual Shares Trust Series I
Total Assets
Investments at fair value	$3,251,996	$9,892,515	$1,499,638	$3,675,062	$24,078,599	$801,993

Net Assets
Contracts in accumulation	$3,224,819	$9,892,515	$1,499,638	$3,662,659	$24,078,599	$801,993
Contracts in payout (annuitization)	27,177	—	—	12,403	—	—

Total net assets	$3,251,996	$9,892,515	$1,499,638	$3,675,062	$24,078,599	$801,993

Units outstanding	120,987	375,438	127,975	238,183	2,032,452	45,940
Unit value	$26.88	$26.35	$11.72	$15.43	$11.85	$17.46

Shares	232,951	708,126	1,499,638	3,675,062	24,078,599	57,203
Cost	$2,500,853	$7,048,232	$1,499,638	$3,675,062	$24,078,599	$580,730

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	PIMCO All Asset (h)	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II	Real Return Bond Trust Series II	Science & Technology Trust Series I	Science & Technology Trust Series II
Total Assets
Investments at fair value	$2,608,188	$2,605,401	$8,749,204	$4,189,299	$6,844,896	$5,562,022

Net Assets
Contracts in accumulation	$2,608,188	$2,602,960	$8,749,204	$4,189,299	$6,844,669	$5,562,022
Contracts in payout (annuitization)	—	2,441	—	—	227	—

Total net assets	$2,608,188	$2,605,401	$8,749,204	$4,189,299	$6,844,896	$5,562,022

Units outstanding	138,378	53,478	243,922	238,031	324,865	209,711
Unit value	$18.85	$48.72	$35.87	$17.60	$21.07	$26.52

Shares	247,691	145,148	486,608	354,125	252,766	210,046
Cost	$2,759,261	$1,589,949	$5,969,713	$4,357,049	$3,662,662	$3,860,007

(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II	Small Cap Growth Trust Series I	Small Cap Growth Trust Series II	Small Cap Index Trust Series I	Small Cap Index Trust Series II
Total Assets
Investments at fair value	$3,583,670	$4,685,111	$21,304	$3,277,786	$533,768	$7,033,264

Net Assets
Contracts in accumulation	$3,583,670	$4,685,111	$21,304	$3,252,531	$533,768	$7,024,688
Contracts in payout (annuitization)	—	—	—	25,255	—	8,576

Total net assets	$3,583,670	$4,685,111	$21,304	$3,277,786	$533,768	$7,033,264

Units outstanding	289,466	383,767	989	120,831	20,361	260,763
Unit value	$12.38	$12.21	$21.54	$27.13	$26.22	$26.97

Shares	289,239	377,832	1,824	289,301	34,660	458,492
Cost	$3,722,434	$4,855,718	$19,686	$3,180,175	$461,756	$5,986,595

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Value Trust Series II	Small Company Value Trust Series I	Small Company Value Trust Series II	Strategic Income Opportunities Trust Series I
Total Assets
Investments at fair value	$3,196,465	$6,623,251	$4,134,079	$2,953,853	$9,452,510	$4,195,232

Net Assets
Contracts in accumulation	$3,196,465	$6,623,251	$4,134,079	$2,953,853	$9,452,510	$4,187,372
Contracts in payout (annuitization)	—	—	—	—	—	7,860

Total net assets	$3,196,465	$6,623,251	$4,134,079	$2,953,853	$9,452,510	$4,195,232

Units outstanding	96,553	208,228	155,270	81,845	334,329	191,828
Unit value	$33.11	$31.81	$26.63	$36.09	$28.27	$21.87

Shares	101,282	212,556	168,600	119,444	387,239	316,860
Cost	$2,784,311	$4,999,676	$3,709,404	$1,788,210	$5,803,096	$4,409,840

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Strategic Income Opportunities Trust Series II	Total Bond Market Trust B Series II	Total Bond Market Trust B Series NAV	Total Return Trust Series I	Total Return Trust Series II	Total Stock Market Index Trust Series I
Total Assets
Investments at fair value	$8,196,049	$5,652,179	$1,163,779	$8,880,285	$17,071,638	$505,172

Net Assets
Contracts in accumulation	$8,196,017	$5,652,179	$1,163,779	$8,860,493	$17,060,873	$505,172
Contracts in payout (annuitization)	32	—	—	19,792	10,765	—

Total net assets	$8,196,049	$5,652,179	$1,163,779	$8,880,285	$17,071,638	$505,172

Units outstanding	387,551	453,565	91,966	377,717	884,583	26,059
Unit value	$21.15	$12.46	$12.65	$23.51	$19.30	$19.39

Shares	617,637	544,526	112,334	644,433	1,240,671	27,262
Cost	$8,436,750	$5,757,787	$1,205,007	$9,164,860	$17,660,408	$351,513

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Total Stock Market Index Trust Series II	U.S. Equity Trust Series I	U.S. Equity Trust Series II	Ultra Short Term Bond Trust Series II	Utilities Trust Series I	Utilities Trust Series II
Total Assets
Investments at fair value	$6,446,533	$10,747,154	$911,528	$11,971,850	$1,827,864	$4,351,305

Net Assets
Contracts in accumulation	$6,446,533	$10,594,626	$911,528	$11,465,770	$1,827,864	$4,351,305
Contracts in payout (annuitization)	—	152,528	—	506,080	—	—

Total net assets	$6,446,533	$10,747,154	$911,528	$11,971,850	$1,827,864	$4,351,305

Units outstanding	257,544	601,404	52,138	978,688	61,086	96,512
Unit value	$25.03	$17.87	$17.48	$12.23	$29.92	$45.09

Shares	348,838	554,263	47,010	1,015,424	112,346	269,598
Cost	$4,376,236	$7,795,685	$707,932	$12,114,467	$1,462,623	$3,429,812

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Value Trust Series I	Value Trust Series II
Total Assets
Investments at fair value	$4,670,980	$4,376,022

Net Assets
Contracts in accumulation	$4,668,686	$4,376,022
Contracts in payout (annuitization)	2,294	—

Total net assets	$4,670,980	$4,376,022

Units outstanding	101,581	145,368
Unit value	$45.98	$30.10

Shares	181,468	170,605
Cost	$3,169,730	$3,347,815

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	500 Index Fund B Series I		500 Index Fund B Series II		500 Index Fund B Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$52,396	$43,847	$124,435	$137,709	$119,211	$143,794
Expenses:
Mortality and expense risk and administrative charges	(47,072)	(37,420)	(137,610)	(147,257)	(112,631)	(118,593)

Net investment income (loss)	5,324	6,427	(13,175)	(9,548)	6,580	25,201

Realized gains (losses) on investments:
Capital gain distributions received	46,726	5,116	130,410	18,484	112,377	16,348
Net realized gain (loss)	121,194	43,011	639,713	456,386	465,795	171,157

Realized gains (losses)	167,920	48,127	770,123	474,870	578,172	187,505

Unrealized appreciation (depreciation) during the period	174,073	576,465	150,711	1,967,976	288,611	1,944,816

Net increase (decrease) in contract owners’ equity from operations	347,317	631,019	907,659	2,433,298	873,363	2,157,522

Changes from principal transactions:
Purchase payments	10,845	10,017	53,514	41,621	24,553	56,361
Transfers between sub-accounts and the company	638,037	260,183	1,283,578	(392,457)	(454,714)	(378,045)
Withdrawals	(225,974)	(246,581)	(1,372,593)	(1,763,248)	(1,330,634)	(1,107,276)
Annual contract fee	(1,330)	(1,451)	(29,826)	(34,727)	(42,720)	(45,283)

Net increase (decrease) in contract owners’ equity from principal transactions	421,578	22,168	(65,327)	(2,148,811)	(1,803,515)	(1,474,243)

Total increase (decrease) in contract owners’ equity	768,895	653,187	842,332	284,487	(930,152)	683,279
Contract owners’ equity at beginning of period	2,744,360	2,091,173	9,408,907	9,124,420	8,479,741	7,796,462

Contract owners’ equity at end of period	$3,513,255	$2,744,360	$10,251,239	$9,408,907	$7,549,589	$8,479,741

	2014	2013	2014	2013	2014	2013
Units, beginning of period	167,136	165,573	573,327	721,314	531,403	635,884
Units issued	48,123	18,796	132,580	63,703	5,425	10,523
Units redeemed	(23,611)	(17,233)	(144,999)	(211,690)	(114,325)	(115,004)

Units, end of period	191,648	167,136	560,908	573,327	422,503	531,403

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		All Cap Core Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$86,280	$157,826	$990,809	$1,858,202	$31,981	$44,071
Expenses:
Mortality and expense risk and administrative charges	(38,039)	(46,576)	(491,325)	(559,988)	(50,883)	(50,414)

Net investment income (loss)	48,241	111,250	499,484	1,298,214	(18,902)	(6,343)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	65,039	40,668	912,755	806,586	363,213	164,751

Realized gains (losses)	65,039	40,668	912,755	806,586	363,213	164,751

Unrealized appreciation (depreciation) during the period	17,470	(195,373)	118,061	(2,638,841)	(83,276)	799,609

Net increase (decrease) in contract owners’ equity from operations	130,750	(43,455)	1,530,300	(534,041)	261,035	958,017

Changes from principal transactions:
Purchase payments	231	425	43,472	43,722	8,293	1,531
Transfers between sub-accounts and the company	(32,291)	(229,725)	(369,454)	3,487,971	(237,474)	(39,634)
Withdrawals	(566,251)	(288,153)	(7,018,052)	(7,822,114)	(367,340)	(246,237)
Annual contract fee	(1,209)	(1,425)	(91,450)	(114,284)	(1,858)	(2,213)

Net increase (decrease) in contract owners’ equity from principal transactions	(599,520)	(518,878)	(7,435,484)	(4,404,705)	(598,379)	(286,553)

Total increase (decrease) in contract owners’ equity	(468,770)	(562,333)	(5,905,184)	(4,938,746)	(337,344)	671,464
Contract owners’ equity at beginning of period	2,750,927	3,313,260	33,316,234	38,254,980	3,723,097	3,051,633

Contract owners’ equity at end of period	$2,282,157	$2,750,927	$27,411,050	$33,316,234	$3,385,753	$3,723,097

	2014	2013	2014	2013	2014	2013
Units, beginning of period	152,979	183,299	1,908,617	2,157,874	159,756	173,725
Units issued	1,301	5,727	42,433	274,704	1,685	1,867
Units redeemed	(34,021)	(36,047)	(454,548)	(523,961)	(26,570)	(15,836)

Units, end of period	120,259	152,979	1,496,502	1,908,617	134,871	159,756

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	All Cap Core Trust Series II		All Cap Value Trust Series I		All Cap Value Trust Series II
	2014	2013	2014	2013 (l)	2014	2013 (l)
Income:
Dividend distributions received	$7,815	$16,577	$—	$18,440	$—	$46,454
Expenses:
Mortality and expense risk and administrative charges	(17,972)	(21,184)	—	(21,322)	—	(64,482)

Net investment income (loss)	(10,157)	(4,607)	—	(2,882)	—	(18,028)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	740,663	—	2,252,444
Net realized gain (loss)	135,345	100,178	—	(286,931)	—	(897,081)

Realized gains (losses)	135,345	100,178	—	453,732	—	1,355,363

Unrealized appreciation (depreciation) during the period	(59,270)	244,849	—	(95,300)	—	(258,153)

Net increase (decrease) in contract owners’ equity from operations	65,918	340,420	—	355,550	—	1,079,182

Changes from principal transactions:
Purchase payments	888	888	—	22	—	25,237
Transfers between sub-accounts and the company	(465,121)	384,745	—	(1,451,553)	—	(4,325,983)
Withdrawals	(234,623)	(153,638)	—	(111,278)	—	(528,868)
Annual contract fee	(5,081)	(6,147)	—	(733)	—	(12,798)

Net increase (decrease) in contract owners’ equity from principal transactions	(703,937)	225,848	—	(1,563,542)	—	(4,842,412)

Total increase (decrease) in contract owners’ equity	(638,019)	566,268	—	(1,207,992)	—	(3,763,230)
Contract owners’ equity at beginning of period	1,593,991	1,027,723	—	1,207,992	—	3,763,230

Contract owners’ equity at end of period	$955,972	$1,593,991	$—	$—	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	68,524	58,635	—	66,486	—	200,292
Units issued	14,922	50,781	—	6,822	—	42,256
Units redeemed	(45,284)	(40,892)	—	(73,308)	—	(242,548)

Units, end of period	38,162	68,524	—	—	—	—

(l)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Asset Allocation Trust Series I		American Asset Allocation Trust Series II		American Global Growth Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$112,356	$78,570	$1,351,902	$947,759	$97,904	$120,553
Expenses:
Mortality and expense risk and administrative charges	(110,822)	(109,434)	(1,561,749)	(1,595,197)	(238,620)	(233,069)

Net investment income (loss)	1,534	(30,864)	(209,847)	(647,438)	(140,716)	(112,516)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	464,588	399,530	5,140,842	2,518,834	1,156,239	454,284

Realized gains (losses)	464,588	399,530	5,140,842	2,518,834	1,156,239	454,284

Unrealized appreciation (depreciation) during the period	(202,166)	1,079,901	(1,590,553)	18,306,357	(951,130)	3,322,269

Net increase (decrease) in contract owners’ equity from operations	263,956	1,448,567	3,340,442	20,177,753	64,393	3,664,037

Changes from principal transactions:
Purchase payments	3,910	14,472	103,750	228,050	48,331	21,521
Transfers between sub-accounts and the company	169,163	7,494	(1,145,531)	(1,751,927)	(531,618)	2,894,800
Withdrawals	(893,428)	(794,065)	(11,307,340)	(8,488,556)	(2,240,257)	(896,569)
Annual contract fee	(3,634)	(4,247)	(601,552)	(618,062)	(80,037)	(84,008)

Net increase (decrease) in contract owners’ equity from principal transactions	(723,989)	(776,346)	(12,950,673)	(10,630,495)	(2,803,581)	1,935,744

Total increase (decrease) in contract owners’ equity	(460,033)	672,221	(9,610,231)	9,547,258	(2,739,188)	5,599,781
Contract owners’ equity at beginning of period	7,795,755	7,123,534	108,866,317	99,319,059	17,366,628	11,766,847

Contract owners’ equity at end of period	$7,335,722	$7,795,755	$99,256,086	$108,866,317	$14,627,440	$17,366,628

	2014	2013	2014	2013	2014	2013
Units, beginning of period	485,284	538,884	6,859,360	7,591,823	1,051,017	901,887
Units issued	13,105	11,327	1,058,429	112,502	468,793	373,017
Units redeemed	(57,418)	(64,927)	(1,842,746)	(844,965)	(628,999)	(223,887)

Units, end of period	440,971	485,284	6,075,043	6,859,360	890,811	1,051,017

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Global Growth Trust Series III		American Global Small Capitalization Trust Series II		American Global Small Capitalization Trust Series III
	2014	2013 (g)	2014	2013 (i)	2014	2013 (i)
Income:
Dividend distributions received	$87	$119	$—	$6,834	$—	$29
Expenses:
Mortality and expense risk and administrative charges	(79)	(55)	—	(21,332)	—	(35)

Net investment income (loss)	8	64	—	(14,498)	—	(6)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	462	106	—	1,073,963	—	2,843

Realized gains (losses)	462	106	—	1,073,963	—	2,843

Unrealized appreciation (depreciation) during the period	(464)	1,620	—	(654,696)	—	(1,683)

Net increase (decrease) in contract owners’ equity from operations	6	1,790	—	404,769	—	1,154

Changes from principal transactions:
Purchase payments	—	—	—	2,067	—	—
Transfers between sub-accounts and the company	571	8,721	—	(4,482,783)	—	(13,262)
Withdrawals	(3,250)	(46)	—	(72,750)	—	(42)
Annual contract fee	(89)	(81)	—	(2,743)	—	(1)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,768)	8,594	—	(4,556,209)	—	(13,305)

Total increase (decrease) in contract owners’ equity	(2,762)	10,384	—	(4,151,440)	—	(12,151)
Contract owners’ equity at beginning of period	10,384	—	—	4,151,440	—	12,151

Contract owners’ equity at end of period	$7,622	$10,384	$—	$—	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	564	—	—	388,196	—	1,033
Units issued	31	620	—	19,863	—	—
Units redeemed	(187)	(56)	—	(408,059)	—	(1,033)

Units, end of period	408	564	—	—	—	—

(g)	Sub-account available in prior year but no activity.
(i)	Terminated as an investment option and funds transferred to American Global Growth Trust on April 29, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Growth Trust Series II		American Growth Trust Series III		American Growth-Income Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$701,856	$438,889	$5,384	$3,697	$67,178	$73,096
Expenses:
Mortality and expense risk and administrative charges	(1,722,618)	(1,857,730)	(4,415)	(4,087)	(118,053)	(116,129)

Net investment income (loss)	(1,020,762)	(1,418,841)	969	(390)	(50,875)	(43,033)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	8,744,578	(446,623)	13,460	14,637	913,324	596,949

Realized gains (losses)	8,744,578	(446,623)	13,460	14,637	913,324	596,949

Unrealized appreciation (depreciation) during the period	(1,084,700)	30,514,420	18,727	93,337	(222,788)	1,514,032

Net increase (decrease) in contract owners’ equity from operations	6,639,116	28,648,956	33,156	107,584	639,661	2,067,948

Changes from principal transactions:
Purchase payments	184,727	148,887	244	180	1,748	4,355
Transfers between sub-accounts and the company	(4,260,286)	(9,911,576)	(2,625)	(28,828)	(184,127)	(117,828)
Withdrawals	(18,541,189)	(15,375,655)	(18,171)	(5,843)	(1,013,860)	(1,037,749)
Annual contract fee	(409,623)	(462,289)	(3,941)	(3,687)	(4,350)	(4,998)

Net increase (decrease) in contract owners’ equity from principal transactions	(23,026,371)	(25,600,633)	(24,493)	(38,178)	(1,200,589)	(1,156,220)

Total increase (decrease) in contract owners’ equity	(16,387,255)	3,048,323	8,663	69,406	(560,928)	911,728
Contract owners’ equity at beginning of period	119,449,925	116,401,602	457,696	388,290	8,109,704	7,197,976

Contract owners’ equity at end of period	$103,062,670	$119,449,925	$466,359	$457,696	$7,548,776	$8,109,704

	2014	2013	2014	2013	2014	2013
Units, beginning of period	4,813,708	5,925,716	26,495	28,957	322,856	375,559
Units issued	680,964	435,629	259	157	15,536	4,640
Units redeemed	(1,562,075)	(1,547,637)	(1,623)	(2,619)	(61,664)	(57,343)

Units, end of period	3,932,597	4,813,708	25,131	26,495	276,728	322,856

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Growth-Income Trust Series II		American Growth-Income Trust Series III		American High-Income Bond Trust Series II
	2014	2013	2014	2013	2014	2013 (o)
Income:
Dividend distributions received	$745,199	$891,589	$9,915	$9,878	$—	$1,709
Expenses:
Mortality and expense risk and administrative charges	(1,665,332)	(1,776,923)	(7,792)	(7,210)	—	(28,451)

Net investment income (loss)	(920,133)	(885,334)	2,123	2,668	—	(26,742)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	136,934
Net realized gain (loss)	5,979,486	(1,014,569)	22,329	19,645	—	166,750

Realized gains (losses)	5,979,486	(1,014,569)	22,329	19,645	—	303,684

Unrealized appreciation (depreciation) during the period	3,550,615	31,996,271	49,901	187,899	—	(140,273)

Net increase (decrease) in contract owners’ equity from operations	8,609,968	30,096,368	74,353	210,212	—	136,669

Changes from principal transactions:
Purchase payments	174,321	139,277	733	540	—	4,864
Transfers between sub-accounts and the company	(3,438,782)	(12,643,135)	(14,729)	(77,947)	—	(5,844,874)
Withdrawals	(17,726,751)	(15,456,940)	(47,127)	(14,044)	—	(84,835)
Annual contract fee	(405,147)	(459,318)	(5,840)	(5,518)	—	(2,552)

Net increase (decrease) in contract owners’ equity from principal transactions	(21,396,359)	(28,420,116)	(66,963)	(96,969)	—	(5,927,397)

Total increase (decrease) in contract owners’ equity	(12,786,391)	1,676,252	7,390	113,243	—	(5,790,728)
Contract owners’ equity at beginning of period	111,884,253	110,208,001	804,314	691,071	—	5,790,728

Contract owners’ equity at end of period	$99,097,862	$111,884,253	$811,704	$804,314	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	4,841,419	6,197,486	44,993	51,117	—	381,104
Units issued	632,938	415,089	175	181	—	5,830
Units redeemed	(1,497,036)	(1,771,156)	(3,716)	(6,305)	—	(386,934)

Units, end of period	3,977,321	4,841,419	41,452	44,993	—	—

(o)	Terminated as an investment option and funds transferred to High Yield Trust on April 29, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American High-Income Bond Trust Series III		American International Trust Series II		American International Trust Series III
	2014	2013 (o)	2014	2013	2014	2013
Income:
Dividend distributions received	$—	$525	$483,865	$499,397	$5,721	$5,128
Expenses:
Mortality and expense risk and administrative charges	—	(825)	(936,664)	(1,023,874)	(4,004)	(3,805)

Net investment income (loss)	—	(300)	(452,799)	(524,477)	1,717	1,323

Realized gains (losses) on investments:
Capital gain distributions received	—	6,744	—	—	—	—
Net realized gain (loss)	—	6,966	3,814,456	(1,340,556)	6,285	5,529

Realized gains (losses)	—	13,710	3,814,456	(1,340,556)	6,285	5,529

Unrealized appreciation (depreciation) during the period	—	(5,867)	(6,037,254)	13,221,239	(22,660)	67,524

Net increase (decrease) in contract owners’ equity from operations	—	7,543	(2,675,597)	11,356,206	(14,658)	74,376

Changes from principal transactions:
Purchase payments	—	900	122,761	85,389	489	360
Transfers between sub-accounts and the company	—	(278,790)	2,845,983	(3,661,735)	26,798	(11,177)
Withdrawals	—	(1,246)	(9,898,825)	(8,188,546)	(16,722)	(6,806)
Annual contract fee	—	(1,041)	(233,119)	(265,278)	(3,257)	(3,225)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(280,177)	(7,163,200)	(12,030,170)	7,308	(20,848)

Total increase (decrease) in contract owners’ equity	—	(272,634)	(9,838,797)	(673,964)	(7,350)	53,528
Contract owners’ equity at beginning of period	—	272,634	64,849,568	65,523,532	421,125	367,597

Contract owners’ equity at end of period	$—	$—	$55,010,771	$64,849,568	$413,775	$421,125

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	15,714	2,511,094	2,992,367	28,857	30,329
Units issued	—	561	603,969	305,928	1,987	703
Units redeemed	—	(16,275)	(871,147)	(787,201)	(1,425)	(2,175)

Units, end of period	—	—	2,243,916	2,511,094	29,419	28,857

(o)	Terminated as an investment option and funds transferred to High Yield Trust on April 29, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American New World Trust Series II		American New World Trust Series III		Blue Chip Growth Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$35,864	$39,091	$182	$202	$—	$53,564
Expenses:
Mortality and expense risk and administrative charges	(79,768)	(80,866)	(159)	(158)	(313,239)	(289,786)

Net investment income (loss)	(43,904)	(41,775)	23	44	(313,239)	(236,222)

Realized gains (losses) on investments:
Capital gain distributions received	138,461	—	397	—	852,086	—
Net realized gain (loss)	189,228	252,379	77	36	1,833,997	1,067,961

Realized gains (losses)	327,689	252,379	474	36	2,686,083	1,067,961

Unrealized appreciation (depreciation) during the period	(794,843)	267,253	(1,923)	1,470	(834,862)	5,836,166

Net increase (decrease) in contract owners’ equity from operations	(511,058)	477,857	(1,426)	1,550	1,537,982	6,667,905

Changes from principal transactions:
Purchase payments	223,558	37,624	—	—	20,347	28,341
Transfers between sub-accounts and the company	994,346	(645,477)	—	—	(366,507)	240,709
Withdrawals	(516,552)	(527,878)	(661)	(524)	(2,547,621)	(1,930,860)
Annual contract fee	(19,241)	(19,584)	—	—	(10,583)	(11,686)

Net increase (decrease) in contract owners’ equity from principal transactions	682,111	(1,155,315)	(661)	(524)	(2,904,364)	(1,673,496)

Total increase (decrease) in contract owners’ equity	171,053	(677,458)	(2,087)	1,026	(1,366,382)	4,994,409
Contract owners’ equity at beginning of period	4,926,514	5,603,972	16,551	15,525	22,857,356	17,862,947

Contract owners’ equity at end of period	$5,097,567	$4,926,514	$14,464	$16,551	$21,490,974	$22,857,356

	2014	2013	2014	2013	2014	2013
Units, beginning of period	325,506	404,122	1,120	1,158	658,420	724,525
Units issued	169,174	64,292	—	—	13,433	19,042
Units redeemed	(119,800)	(142,908)	(46)	(38)	(99,377)	(85,147)

Units, end of period	374,880	325,506	1,074	1,120	572,476	658,420

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Blue Chip Growth Trust Series II		Bond PS Series II		Bond Trust Series I
	2014	2013	2014 (j)	2013	2014	2013
Income:
Dividend distributions received	$—	$17,434	$319	$—	$25,702	$27,989
Expenses:
Mortality and expense risk and administrative charges	(260,542)	(252,384)	(45)	(70)	(9,531)	(9,014)

Net investment income (loss)	(260,542)	(234,950)	274	(70)	16,171	18,975

Realized gains (losses) on investments:
Capital gain distributions received	708,320	—	—	—	—	7,193
Net realized gain (loss)	1,950,887	1,766,779	(180)	187	(516)	281

Realized gains (losses)	2,659,207	1,766,779	(180)	187	(516)	7,474

Unrealized appreciation (depreciation) during the period	(1,339,005)	3,813,841	(1)	78	28,399	(47,952)

Net increase (decrease) in contract owners’ equity from operations	1,059,660	5,345,670	93	195	44,054	(21,503)

Changes from principal transactions:
Purchase payments	80,193	51,267	—	—	1,265	900
Transfers between sub-accounts and the company	(7,838)	(1,060,838)	133	(6,625)	14,632	93,354
Withdrawals	(2,110,145)	(2,971,768)	(179)	(210)	(57,027)	(15,928)
Annual contract fee	(41,077)	(48,143)	(47)	—	(7,616)	(7,484)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,078,867)	(4,029,482)	(93)	(6,835)	(48,746)	70,842

Total increase (decrease) in contract owners’ equity	(1,019,207)	1,316,188	—	(6,640)	(4,692)	49,339
Contract owners’ equity at beginning of period	17,249,148	15,932,960	—	6,640	985,486	936,147

Contract owners’ equity at end of period	$16,229,941	$17,249,148	$—	$—	$980,794	$985,486

	2014	2013	2014	2013	2014	2013
Units, beginning of period	708,016	903,214	—	501	76,159	70,677
Units issued	134,901	88,411	4,689	7,965	1,610	8,502
Units redeemed	(222,485)	(283,609)	(4,689)	(8,466)	(5,240)	(3,020)

Units, end of period	620,432	708,016	—	—	72,529	76,159

(j)	Terminated as an investment option and funds transferred to Bond Trust on November 10, 2014.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Bond Trust Series II		Capital Appreciation Trust Series I		Capital Appreciation Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,840,947	$2,169,144	$5,392	$26,252	$—	$17,751
Expenses:
Mortality and expense risk and administrative charges	(1,218,003)	(1,246,813)	(169,932)	(160,023)	(136,138)	(132,693)

Net investment income (loss)	622,944	922,331	(164,540)	(133,771)	(136,138)	(114,942)

Realized gains (losses) on investments:
Capital gain distributions received	—	601,401	1,240,783	—	912,657	—
Net realized gain (loss)	(180,181)	(33,633)	988,264	600,911	1,681,000	972,179

Realized gains (losses)	(180,181)	567,768	2,229,047	600,911	2,593,657	972,179

Unrealized appreciation (depreciation) during the period	2,512,032	(4,021,849)	(1,184,280)	2,848,540	(1,817,507)	1,674,181

Net increase (decrease) in contract owners’ equity from operations	2,954,795	(2,531,750)	880,227	3,315,680	640,012	2,531,418

Changes from principal transactions:
Purchase payments	52,791	126,900	8,191	34,481	153,648	78,765
Transfers between sub-accounts and the company	(182,719)	11,280,005	103,674	(225,558)	155,772	(687,999)
Withdrawals	(11,004,373)	(7,945,164)	(1,641,949)	(1,174,790)	(1,323,942)	(1,432,935)
Annual contract fee	(351,230)	(368,332)	(7,092)	(7,797)	(26,089)	(29,990)

Net increase (decrease) in contract owners’ equity from principal transactions	(11,485,531)	3,093,409	(1,537,176)	(1,373,664)	(1,040,611)	(2,072,159)

Total increase (decrease) in contract owners’ equity	(8,530,736)	561,659	(656,949)	1,942,016	(400,599)	459,259
Contract owners’ equity at beginning of period	82,016,749	81,455,090	11,931,866	9,989,850	8,685,968	8,226,709

Contract owners’ equity at end of period	$73,486,013	$82,016,749	$11,274,917	$11,931,866	$8,285,369	$8,685,968

	2014	2013	2014	2013	2014	2013
Units, beginning of period	6,474,701	6,208,990	794,744	900,953	383,202	488,449
Units issued	1,314,581	1,550,760	42,955	13,303	138,249	78,932
Units redeemed	(2,161,138)	(1,285,049)	(142,955)	(119,512)	(180,350)	(184,179)

Units, end of period	5,628,144	6,474,701	694,744	794,744	341,101	383,202

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Capital Appreciation Value Trust Series II		Core Allocation Plus Trust Series II		Core Bond Trust Series II
	2014	2013	2014	2013 (k)	2014	2013
Income:
Dividend distributions received	$283,959	$232,690	$—	$260,875	$32,434	$18,349
Expenses:
Mortality and expense risk and administrative charges	(372,356)	(355,300)	—	(129,200)	(17,891)	(16,715)

Net investment income (loss)	(88,397)	(122,610)	—	131,675	14,543	1,634

Realized gains (losses) on investments:
Capital gain distributions received	2,691,397	1,906,706	—	2,977,291	—	36,546
Net realized gain (loss)	941,247	701,624	—	(284,222)	(2,939)	4,627

Realized gains (losses)	3,632,644	2,608,330	—	2,693,069	(2,939)	41,173

Unrealized appreciation (depreciation) during the period	(1,253,876)	1,576,345	—	(1,258,650)	30,296	(86,447)

Net increase (decrease) in contract owners’ equity from operations	2,290,371	4,062,065	—	1,566,094	41,900	(43,640)

Changes from principal transactions:
Purchase payments	37,877	70,531	—	14,626	—	83
Transfers between sub-accounts and the company	115,835	(389,378)	—	(9,959,004)	355,786	(120,287)
Withdrawals	(1,692,924)	(1,384,411)	—	(383,684)	(79,763)	(135,221)
Annual contract fee	(145,381)	(142,782)	—	(58,071)	(1,787)	(2,086)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,684,593)	(1,846,040)	—	(10,386,133)	274,236	(257,511)

Total increase (decrease) in contract owners’ equity	605,778	2,216,025	—	(8,820,039)	316,136	(301,151)
Contract owners’ equity at beginning of period	23,451,451	21,235,426	—	8,820,039	934,074	1,235,225

Contract owners’ equity at end of period	$24,057,229	$23,451,451	$—	$—	$1,250,210	$934,074

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,323,658	1,437,512	—	701,317	57,259	72,678
Units issued	81,271	24,075	—	1,107	21,943	2,870
Units redeemed	(168,981)	(137,929)	—	(702,424)	(5,354)	(18,289)

Units, end of period	1,235,948	1,323,658	—	—	73,848	57,259

(k)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Fundamental Holdings Trust Series II		Core Fundamental Holdings Trust Series III		Core Global Diversification Trust Series II
	2014	2013 (k)	2014	2013 (k)	2014	2013 (k)
Income:
Dividend distributions received	$—	$460,401	$—	$2,306	$—	$413,639
Expenses:
Mortality and expense risk and administrative charges	—	(357,309)	—	(837)	—	(303,953)

Net investment income (loss)	—	103,092	—	1,469	—	109,686

Realized gains (losses) on investments:
Capital gain distributions received	—	4,664,568	—	19,009	—	2,276,763
Net realized gain (loss)	—	134,856	—	(4,661)	—	(228,993)

Realized gains (losses)	—	4,799,424	—	14,348	—	2,047,770

Unrealized appreciation (depreciation) during the period	—	(1,870,152)	—	(2,169)	—	244,280

Net increase (decrease) in contract owners’ equity from operations	—	3,032,364	—	13,648	—	2,401,736

Changes from principal transactions:
Purchase payments	—	237,904	—	—	—	72,776
Transfers between sub-accounts and the company	—	(26,403,161)	—	(117,656)	—	(22,675,113)
Withdrawals	—	(1,439,483)	—	—	—	(882,976)
Annual contract fee	—	(188,603)	—	(1,054)	—	(153,396)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(27,793,343)	—	(118,710)	—	(23,638,709)

Total increase (decrease) in contract owners’ equity	—	(24,760,979)	—	(105,062)	—	(21,236,973)
Contract owners’ equity at beginning of period	—	24,760,979	—	105,062	—	21,236,973

Contract owners’ equity at end of period	$—	$—	$—	$—	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	—	—	6,013	—	1,238,604
Units issued	—	—	—	3	—	161,119
Units redeemed	—	—	—	(6,016)	—	(1,399,723)

Units, end of period	—	—	—	—	—	—

(k)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Global Diversification Trust Series III		Core Strategy Trust Series I		Core Strategy Trust Series II
	2014	2013 (k)	2014	2013 (g)	2014	2013
Income:
Dividend distributions received	$—	$5,534	$4,825	$2,278	$5,591,925	$971,512
Expenses:
Mortality and expense risk and administrative charges	—	(2,028)	(2,520)	(235)	(3,736,041)	(1,063,541)

Net investment income (loss)	—	3,506	2,305	2,043	1,855,884	(92,029)

Realized gains (losses) on investments:
Capital gain distributions received	—	25,235	641	—	824,331	6,108,264
Net realized gain (loss)	—	(3,084)	10,112	(4)	7,399,897	2,363,198

Realized gains (losses)	—	22,151	10,753	(4)	8,224,228	8,471,462

Unrealized appreciation (depreciation) during the period	—	1,796	3,523	4,787	840,726	4,332,677

Net increase (decrease) in contract owners’ equity from operations	—	27,453	16,581	6,826	10,920,838	12,712,110

Changes from principal transactions:
Purchase payments	—	—	—	—	468,882	239,708
Transfers between sub-accounts and the company	—	(242,235)	(135,575)	390,652	(541,746)	201,541,763
Withdrawals	—	(16,373)	(74,952)	(548)	(20,854,874)	(9,219,479)
Annual contract fee	—	(2,341)	(3,019)	—	(1,586,930)	(419,986)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(260,949)	(213,546)	390,104	(22,514,668)	192,142,006

Total increase (decrease) in contract owners’ equity	—	(233,496)	(196,965)	396,930	(11,593,830)	204,854,116
Contract owners’ equity at beginning of period	—	233,496	396,930	—	260,458,996	55,604,880

Contract owners’ equity at end of period	$—	$—	$199,965	$396,930	$248,865,166	$260,458,996

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	13,501	29,036	—	15,129,111	3,777,009
Units issued	—	1,591	8	29,077	1,369,230	12,612,110
Units redeemed	—	(15,092)	(15,121)	(41)	(2,613,681)	(1,260,008)

Units, end of period	—	—	13,923	29,036	13,884,660	15,129,111

(g)	Sub-account available in prior year but no activity.
(k)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Strategy Trust Series NAV		Disciplined Diversification Trust Series II		DWS Equity 500 Index (h)
	2014	2013	2014	2013 (k)	2014	2013
Income:
Dividend distributions received	$16,524	$4,071	$—	$296,728	$61,322	$70,290
Expenses:
Mortality and expense risk and administrative charges	(8,746)	(8,196)	—	(115,186)	(64,163)	(73,649)

Net investment income (loss)	7,778	(4,125)	—	181,542	(2,841)	(3,359)

Realized gains (losses) on investments:
Capital gain distributions received	2,190	63,667	—	3,718,859	138,153	106,355
Net realized gain (loss)	5,955	21,867	—	(722,546)	326,368	304,209

Realized gains (losses)	8,145	85,534	—	2,996,313	464,521	410,564

Unrealized appreciation (depreciation) during the period	15,069	22,360	—	(2,101,724)	(43,087)	777,859

Net increase (decrease) in contract owners’ equity from operations	30,992	103,769	—	1,076,131	418,593	1,185,064

Changes from principal transactions:
Purchase payments	—	—	—	26,849	7,798	37,358
Transfers between sub-accounts and the company	—	—	—	(9,130,561)	29,369	(214,509)
Withdrawals	(9,018)	(131,841)	—	(270,272)	(933,923)	(915,343)
Annual contract fee	—	—	—	(50,138)	(21,513)	(24,945)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,018)	(131,841)	—	(9,424,122)	(918,269)	(1,117,439)

Total increase (decrease) in contract owners’ equity	21,974	(28,072)	—	(8,347,991)	(499,676)	67,625
Contract owners’ equity at beginning of period	652,281	680,353	—	8,347,991	4,480,125	4,412,500

Contract owners’ equity at end of period	$674,255	$652,281	$—	$—	$3,980,449	$4,480,125

	2014	2013	2014	2013	2014	2013
Units, beginning of period	34,818	43,257	—	611,903	155,877	198,519
Units issued	222	—	—	3,900	1,427	1,839
Units redeemed	(649)	(8,439)	—	(615,803)	(32,938)	(44,481)

Units, end of period	34,391	34,818	—	—	124,366	155,877

(h)	Sub-account that invests in non-affiliated Trust.
(k)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity
For the years ended December 31,

	Equity-Income Trust Series I		Equity-Income Trust Series II		Financial Industries Trust Series I
	2014	2013	2014	2013	2014 (f)	2013
Income:
Dividend distributions received	$497,870	$510,964	$409,326	$431,931	$3,774	$3,416
Expenses:
Mortality and expense risk and administrative charges	(404,063)	(393,046)	(404,870)	(408,695)	(8,894)	(9,093)

Net investment income (loss)	93,807	117,918	4,456	23,236	(5,120)	(5,677)

Realized gains (losses) on investments:
Capital gain distributions received	2,360,942	—	2,166,829	—	—	5,714
Net realized gain (loss)	609,697	355,364	1,691,834	697,591	35,477	62,330

Realized gains (losses)	2,970,639	355,364	3,858,663	697,591	35,477	68,044

Unrealized appreciation (depreciation) during the period	(1,468,228)	6,169,150	(2,432,822)	5,689,315	5,176	76,117

Net increase (decrease) in contract owners’ equity from operations	1,596,218	6,642,432	1,430,297	6,410,142	35,533	138,484

Changes from principal transactions:
Purchase payments	28,638	26,444	106,715	158,988	324	324
Transfers between sub-accounts and the company	(155,767)	(250,224)	130,887	(1,375,171)	3,065	18,963
Withdrawals	(2,574,042)	(2,619,778)	(3,433,263)	(3,490,967)	(80,084)	(41,565)
Annual contract fee	(13,338)	(15,006)	(72,426)	(75,030)	(493)	(521)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,714,509)	(2,858,564)	(3,268,087)	(4,782,180)	(77,188)	(22,799)

Total increase (decrease) in contract owners’ equity	(1,118,291)	3,783,868	(1,837,790)	1,627,962	(41,655)	115,685
Contract owners’ equity at beginning of period	28,483,603	24,699,735	26,727,396	25,099,434	573,686	458,001

Contract owners’ equity at end of period	$27,365,312	$28,483,603	$24,889,606	$26,727,396	$532,031	$573,686

	2014	2013	2014	2013	2014	2013
Units, beginning of period	669,975	746,662	1,223,346	1,461,560	32,143	33,104
Units issued	5,482	11,906	152,128	124,091	2,034	11,460
Units redeemed	(68,672)	(88,593)	(292,405)	(362,305)	(6,271)	(12,421)

Units, end of period	606,785	669,975	1,083,069	1,223,346	27,906	32,143

(f)	Renamed on November 10, 2014. Previously known as Financial Services Trust.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Financial Industries Trust Series II		Franklin Templeton Founding Allocation Trust Series II		Fundamental All Cap Core Trust Series II
	2014 (f)	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$20,099	$17,847	$2,462,534	$1,914,546	$14,595	$59,538
Expenses:
Mortality and expense risk and administrative charges	(63,100)	(67,260)	(1,360,151)	(1,365,800)	(114,568)	(127,947)

Net investment income (loss)	(43,001)	(49,413)	1,102,383	548,746	(99,973)	(68,409)

Realized gains (losses) on investments:
Capital gain distributions received	—	42,027	—	—	—	—
Net realized gain (loss)	494,116	293,911	2,105,688	653,524	368,522	67,397

Realized gains (losses)	494,116	335,938	2,105,688	653,524	368,522	67,397

Unrealized appreciation (depreciation) during the period	(197,324)	757,729	(1,903,263)	16,578,033	246,332	2,330,586

Net increase (decrease) in contract owners’ equity from operations	253,791	1,044,254	1,304,808	17,780,303	514,881	2,329,574

Changes from principal transactions:
Purchase payments	103,398	12,402	80,055	175,823	22,672	30,264
Transfers between sub-accounts and the company	(328,588)	(76,468)	(1,671,803)	(1,854,935)	(700,565)	(406,161)
Withdrawals	(503,762)	(484,783)	(9,252,326)	(6,311,127)	(1,225,982)	(1,008,476)
Annual contract fee	(8,393)	(9,768)	(495,857)	(505,683)	(32,967)	(36,970)

Net increase (decrease) in contract owners’ equity from principal transactions	(737,345)	(558,617)	(11,339,931)	(8,495,922)	(1,936,842)	(1,421,343)

Total increase (decrease) in contract owners’ equity	(483,554)	485,637	(10,035,123)	9,284,381	(1,421,961)	908,231
Contract owners’ equity at beginning of period	4,256,737	3,771,100	92,181,356	82,896,975	8,326,892	7,418,661

Contract owners’ equity at end of period	$3,773,183	$4,256,737	$82,146,233	$92,181,356	$6,904,931	$8,326,892

	2014	2013	2014	2013	2014	2013
Units, beginning of period	229,202	260,672	6,373,509	7,018,026	302,808	359,881
Units issued	33,360	67,857	1,616,630	61,173	7,717	11,904
Units redeemed	(72,756)	(99,327)	(2,447,786)	(705,690)	(77,803)	(68,977)

Units, end of period	189,806	229,202	5,542,353	6,373,509	232,722	302,808

(f)	Renamed on November 10, 2014. Previously known as Financial Services Trust.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental Holdings Trust Series II		Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series II
	2014	2013 (k)	2014	2013 (g)	2014	2013
Income:
Dividend distributions received	$—	$1,120,208	$138,828	$—	$130,956	$26,863
Expenses:
Mortality and expense risk and administrative charges	—	(1,026,691)	(79,713)	(1,674)	(183,828)	(46,514)

Net investment income (loss)	—	93,517	59,115	(1,674)	(52,872)	(19,651)

Realized gains (losses) on investments:
Capital gain distributions received	—	23,380,583	—	—	—	—

Net realized gain (loss)	—	1,724,612	67,354	(221)	296,147	30,028

Realized gains (losses)	—	25,105,195	67,354	(221)	296,147	30,028

Unrealized appreciation (depreciation) during the period	—	(16,925,919)	98,009	43,366	478,602	808,303

Net increase (decrease) in contract owners’ equity from operations	—	8,272,793	224,478	41,471	721,877	818,680
Changes from principal transactions:
Purchase payments	—	201,646	2,093	2	35,591	11,860
Transfers between sub-accounts and the company	—	(74,727,818)	25,424,052	1,575,204	27,833,089	4,675,004
Withdrawals	—	(6,243,759)	(546,607)	(31,366)	(1,723,625)	(450,158)
Annual contract fee	—	(435,981)	(2,387)	(40)	(39,465)	(14,709)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(81,205,912)	24,877,151	1,543,800	26,105,590	4,221,997

Total increase (decrease) in contract owners’ equity	—	(72,933,119)	25,101,629	1,585,271	26,827,467	5,040,677
Contract owners’ equity at beginning of period	—	72,933,119	1,585,271	—	7,488,231	2,447,554

Contract owners’ equity at end of period	$—	$—	$26,686,900	$1,585,271	$34,315,698	$7,488,231

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	1,438,099	72,858	—	345,764	146,580
Units issued	—	231,347	1,073,572	75,227	1,378,489	251,956
Units redeemed	—	(1,669,446)	(33,892)	(2,369)	(131,484)	(52,772)

Units, end of period	—	—	1,112,538	72,858	1,592,769	345,764

(g)	Sub-account available in prior year but no activity.
(k)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental Value Trust Series I		Fundamental Value Trust Series II		Global Bond Trust Series I
	2014 (m)	2013	2014 (m)	2013	2014	2013
Income:
Dividend distributions received	$408,261	$328,479	$391,579	$327,669	$18,153	$9,995
Expenses:
Mortality and expense risk and administrative charges	(325,782)	(374,881)	(389,375)	(496,065)	(28,915)	(34,223)

Net investment income (loss)	82,479	(46,402)	2,204	(168,396)	(10,762)	(24,228)

Realized gains (losses) on investments:
Capital gain distributions received	5,716,336	—	6,202,889	—	—	—
Net realized gain (loss)	8,296,272	1,328,485	7,757,352	2,079,835	38,214	(97,264)

Realized gains (losses)	14,012,608	1,328,485	13,960,241	2,079,835	38,214	(97,264)

Unrealized appreciation (depreciation) during the period	(12,676,687)	5,704,721	(12,509,040)	6,590,121	(4,770)	(57,278)

Net increase (decrease) in contract owners’ equity from operations	1,418,400	6,986,804	1,453,405	8,501,560	22,682	(178,770)

Changes from principal transactions:
Purchase payments	49,141	37,745	24,353	102,428	3,375	2,280
Transfers between sub-accounts and the company	(25,716,900)	(374,827)	(27,987,498)	(2,815,832)	(2,394)	(161,118)
Withdrawals	(3,209,529)	(2,349,801)	(4,482,797)	(5,303,687)	(287,961)	(324,311)
Annual contract fee	(13,068)	(16,526)	(91,983)	(125,398)	(1,341)	(1,631)

Net increase (decrease) in contract owners’ equity from principal transactions	(28,890,356)	(2,703,409)	(32,537,925)	(8,142,489)	(288,321)	(484,780)

Total increase (decrease) in contract owners’ equity	(27,471,956)	4,283,395	(31,084,520)	359,071	(265,639)	(663,550)
Contract owners’ equity at beginning of period	27,471,956	23,188,561	31,084,520	30,725,449	2,084,579	2,748,129

Contract owners’ equity at end of period	$—	$27,471,956	$—	$31,084,520	$1,818,940	$2,084,579

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,346,423	1,495,318	1,488,936	1,922,096	62,509	77,095
Units issued	24,337	8,487	179,646	107,779	2,149	1,584
Units redeemed	(1,370,760)	(157,382)	(1,668,582)	(540,939)	(10,554)	(16,170)

Units, end of period	—	1,346,423	—	1,488,936	54,104	62,509

(m)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on November 10, 2014.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Global Bond Trust Series II		Global Diversification Trust Series II		Global Trust Series I
	2014	2013	2014	2013 (k)	2014	2013
Income:
Dividend distributions received	$92,724	$34,375	$—	$738,278	$166,052	$124,747
Expenses:
Mortality and expense risk and administrative charges	(197,471)	(222,873)	—	(704,901)	(118,315)	(119,885)

Net investment income (loss)	(104,747)	(188,498)	—	33,377	47,737	4,862

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	11,261,540	—	—
Net realized gain (loss)	307,658	447,131	—	4,222,316	428,800	247,100

Realized gains (losses)	307,658	447,131	—	15,483,856	428,800	247,100

Unrealized appreciation (depreciation) during the period	(90,859)	(1,347,188)	—	(9,998,553)	(772,345)	1,924,271

Net increase (decrease) in contract owners’ equity from operations	112,052	(1,088,555)	—	5,518,680	(295,808)	2,176,233

Changes from principal transactions:
Purchase payments	26,527	38,631	—	306,147	5,578	6,936
Transfers between sub-accounts and the company	(425,065)	601,978	—	(51,504,254)	844,496	(324,765)
Withdrawals	(2,050,364)	(1,831,517)	—	(2,130,138)	(1,193,295)	(907,338)
Annual contract fee	(40,698)	(46,012)	—	(276,245)	(4,594)	(5,083)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,489,600)	(1,236,920)	—	(53,604,490)	(347,815)	(1,230,250)

Total increase (decrease) in contract owners’ equity	(2,377,548)	(2,325,475)	—	(48,085,810)	(643,623)	945,983
Contract owners’ equity at beginning of period	13,535,897	15,861,372	—	48,085,810	8,954,931	8,008,948

Contract owners’ equity at end of period	$11,158,349	$13,535,897	$—	$—	$8,311,308	$8,954,931

	2014	2013	2014	2013	2014	2013
Units, beginning of period	668,291	709,691	—	3,839,715	237,657	274,268
Units issued	136,408	152,024	—	37,292	30,794	4,659
Units redeemed	(237,943)	(193,424)	—	(3,877,007)	(33,481)	(41,270)

Units, end of period	566,756	668,291	—	—	234,970	237,657

(k)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Global Trust Series II		Health Sciences Trust Series I		Health Sciences Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$158,393	$66,339	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(83,174)	(76,418)	(56,441)	(45,682)	(212,487)	(174,708)

Net investment income (loss)	75,219	(10,079)	(56,441)	(45,682)	(212,487)	(174,708)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	469,966	261,105	1,818,069	975,801
Net realized gain (loss)	134,940	28,186	486,201	244,848	2,189,204	2,057,050

Realized gains (losses)	134,940	28,186	956,167	505,953	4,007,273	3,032,851

Unrealized appreciation (depreciation) during the period	(434,550)	1,239,874	44,943	670,454	(275,782)	1,531,020

Net increase (decrease) in contract owners’ equity from operations	(224,391)	1,257,981	944,669	1,130,725	3,519,004	4,389,163

Changes from principal transactions:
Purchase payments	3,185	3,345	300	300	161,020	21,897
Transfers between sub-accounts and the company	4,579,934	218,121	(2,610)	328,662	(189,909)	(300,232)
Withdrawals	(747,812)	(552,050)	(264,991)	(277,447)	(1,213,250)	(1,120,577)
Annual contract fee	(18,717)	(21,630)	(2,746)	(2,436)	(36,414)	(37,546)

Net increase (decrease) in contract owners’ equity from principal transactions	3,816,590	(352,214)	(270,047)	49,079	(1,278,553)	(1,436,458)

Total increase (decrease) in contract owners’ equity	3,592,199	905,767	674,622	1,179,804	2,240,451	2,952,705

Contract owners’ equity at beginning of period	5,297,942	4,392,175	3,483,513	2,303,709	12,358,149	9,405,444

Contract owners’ equity at end of period	$8,890,141	$5,297,942	$4,158,135	$3,483,513	$14,598,600	$12,358,149

	2014	2013	2014	2013	2014	2013
Units, beginning of period	245,431	261,667	81,035	79,913	278,331	313,052
Units issued	286,185	45,986	16,321	19,925	122,373	99,912
Units redeemed	(79,738)	(62,222)	(22,803)	(18,803)	(143,893)	(134,633)

Units, end of period	451,878	245,431	74,553	81,035	256,811	278,331

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	High Yield Trust Series I		High Yield Trust Series II		International Core Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$166,005	$166,394	$552,073	$629,890	$55,349	$39,289
Expenses:
Mortality and expense risk and administrative charges	(36,897)	(37,578)	(144,880)	(145,913)	(22,807)	(21,872)

Net investment income (loss)	129,108	128,816	407,193	483,977	32,542	17,417

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(35,453)	(22,620)	102,936	(60,896)	(11,671)	(93,727)

Realized gains (losses)	(35,453)	(22,620)	102,936	(60,896)	(11,671)	(93,727)

Unrealized appreciation (depreciation) during the period	(123,693)	52,927	(614,995)	78,184	(147,093)	377,266

Net increase (decrease) in contract owners’ equity from operations	(30,038)	159,123	(104,866)	501,265	(126,222)	300,956

Changes from principal transactions:
Purchase payments	5,810	12,208	142,277	22,568	15,208	20,017
Transfers between sub-accounts and the company	103,749	496,972	(673,197)	3,812,879	77,792	(10,358)
Withdrawals	(168,574)	(601,130)	(1,372,938)	(1,329,104)	(50,852)	(268,281)
Annual contract fee	(3,612)	(2,752)	(28,846)	(28,361)	(566)	(814)

Net increase (decrease) in contract owners’ equity from principal transactions	(62,627)	(94,702)	(1,932,704)	2,477,982	41,582	(259,436)

Total increase (decrease) in contract owners’ equity	(92,665)	64,421	(2,037,570)	2,979,247	(84,640)	41,520
Contract owners’ equity at beginning of period	2,465,630	2,401,209	10,148,975	7,169,728	1,509,512	1,467,992

Contract owners’ equity at end of period	$2,372,965	$2,465,630	$8,111,405	$10,148,975	$1,424,872	$1,509,512

	2014	2013	2014	2013	2014	2013
Units, beginning of period	114,891	108,634	428,862	314,335	83,967	102,168
Units issued	12,089	38,469	130,770	303,530	5,180	2,518
Units redeemed	(15,095)	(32,212)	(191,252)	(189,003)	(3,195)	(20,719)

Units, end of period	111,885	114,891	368,380	428,862	85,952	83,967

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Core Trust Series II		International Equity Index Trust B Series I		International Equity Index Trust B Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$51,540	$33,869	$35,082	$25,628	$93,387	$84,674
Expenses:
Mortality and expense risk and administrative charges	(23,400)	(21,815)	(15,122)	(15,863)	(54,959)	(63,497)

Net investment income (loss)	28,140	12,054	19,960	9,765	38,428	21,177

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	28,389	17,121	26,520	16,444	109,139	116,346

Realized gains (losses)	28,389	17,121	26,520	16,444	109,139	116,346

Unrealized appreciation (depreciation) during the period	(191,045)	250,982	(111,074)	106,043	(353,194)	327,149

Net increase (decrease) in contract owners’ equity from operations	(134,516)	280,157	(64,594)	132,252	(205,627)	464,672

Changes from principal transactions:
Purchase payments	48	1,068	2,861	9,704	44,440	40,030
Transfers between sub-accounts and the company	313,534	(34,257)	178,780	(35,657)	(80,542)	(506,929)
Withdrawals	(148,621)	(215,812)	(90,108)	(89,622)	(474,949)	(500,368)
Annual contract fee	(4,650)	(4,008)	(518)	(632)	(11,232)	(13,832)

Net increase (decrease) in contract owners’ equity from principal transactions	160,311	(253,009)	91,015	(116,207)	(522,283)	(981,099)

Total increase (decrease) in contract owners’ equity	25,795	27,148	26,421	16,045	(727,910)	(516,427)
Contract owners’ equity at beginning of period	1,389,076	1,361,928	1,084,349	1,068,304	3,757,118	4,273,545

Contract owners’ equity at end of period	$1,414,871	$1,389,076	$1,110,770	$1,084,349	$3,029,208	$3,757,118

	2014	2013	2014	2013	2014	2013
Units, beginning of period	69,697	84,050	72,636	80,779	252,613	323,407
Units issued	22,644	10,935	18,448	1,101	20,967	13,994
Units redeemed	(14,180)	(25,288)	(11,966)	(9,244)	(56,108)	(84,788)

Units, end of period	78,161	69,697	79,118	72,636	217,472	252,613

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Equity Index Trust B Series NAV		International Growth Stock Trust Series II		International Small Company Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$52,375	$59,052	$44,621	$25,591	$26,457	$39,232
Expenses:
Mortality and expense risk and administrative charges	(31,644)	(38,891)	(42,419)	(37,687)	(29,853)	(29,840)

Net investment income (loss)	20,731	20,161	2,202	(12,096)	(3,396)	9,392

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(108,990)	(86,290)	82,050	44,969	223,582	77,001

Realized gains (losses)	(108,990)	(86,290)	82,050	44,969	223,582	77,001

Unrealized appreciation (depreciation) during the period	(14,687)	362,227	(122,546)	367,595	(376,199)	361,283

Net increase (decrease) in contract owners’ equity from operations	(102,946)	296,098	(38,294)	400,468	(156,013)	447,676

Changes from principal transactions:
Purchase payments	4,104	6,279	3,002	3,310	2,041	2,383
Transfers between sub-accounts and the company	(301,059)	57,954	157,399	51,597	(213,316)	172,995
Withdrawals	(628,194)	(215,399)	(97,507)	(249,705)	(231,433)	(204,856)
Annual contract fee	(10,521)	(12,702)	(8,089)	(5,961)	(1,243)	(1,511)

Net increase (decrease) in contract owners’ equity from principal transactions	(935,670)	(163,868)	54,805	(200,759)	(443,951)	(30,989)

Total increase (decrease) in contract owners’ equity	(1,038,616)	132,230	16,511	199,709	(599,964)	416,687
Contract owners’ equity at beginning of period	2,517,960	2,385,730	2,637,501	2,437,792	2,317,918	1,901,231

Contract owners’ equity at end of period	$1,479,344	$2,517,960	$2,654,012	$2,637,501	$1,717,954	$2,317,918

	2014	2013	2014	2013	2014	2013
Units, beginning of period	211,045	225,302	173,680	187,886	129,301	132,099
Units issued	5,399	11,798	46,966	22,109	15,454	22,111
Units redeemed	(84,657)	(26,055)	(43,139)	(36,315)	(40,306)	(24,909)

Units, end of period	131,787	211,045	177,507	173,680	104,449	129,301

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Small Company Trust Series II		International Value Trust Series I		International Value Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$46,491	$61,701	$153,648	$99,096	$248,608	$180,606
Expenses:
Mortality and expense risk and administrative charges	(61,623)	(64,080)	(84,708)	(84,827)	(164,346)	(189,910)

Net investment income (loss)	(15,132)	(2,379)	68,940	14,269	84,262	(9,304)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	230,799	208,107	(159,227)	(339,675)	42,061	(929,595)

Realized gains (losses)	230,799	208,107	(159,227)	(339,675)	42,061	(929,595)

Unrealized appreciation (depreciation) during the period	(545,844)	668,837	(679,551)	1,581,995	(1,515,605)	3,552,780

Net increase (decrease) in contract owners’ equity from operations	(330,177)	874,565	(769,838)	1,256,589	(1,389,282)	2,613,881

Changes from principal transactions:
Purchase payments	34,189	26,708	31,191	33,791	29,542	69,182
Transfers between sub-accounts and the company	(231,845)	(537,876)	(126,057)	76,093	(974,558)	(686,129)
Withdrawals	(328,602)	(481,403)	(584,021)	(706,867)	(1,731,645)	(1,645,260)
Annual contract fee	(13,150)	(14,197)	(2,843)	(3,507)	(32,715)	(40,596)

Net increase (decrease) in contract owners’ equity from principal transactions	(539,408)	(1,006,768)	(681,730)	(600,490)	(2,709,376)	(2,302,803)

Total increase (decrease) in contract owners’ equity	(869,585)	(132,203)	(1,451,568)	656,099	(4,098,658)	311,078
Contract owners’ equity at beginning of period	4,197,013	4,329,216	6,204,004	5,547,905	12,422,321	12,111,243

Contract owners’ equity at end of period	$3,327,428	$4,197,013	$4,752,436	$6,204,004	$8,323,663	$12,422,321

	2014	2013	2014	2013	2014	2013
Units, beginning of period	237,336	304,038	280,858	312,326	515,947	622,492
Units issued	30,231	9,746	6,442	12,761	41,476	35,131
Units redeemed	(61,495)	(76,448)	(38,019)	(44,229)	(155,866)	(141,676)

Units, end of period	206,072	237,336	249,281	280,858	401,557	515,947

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II		Lifestyle Aggressive MVP Series I
	2014	2013	2014	2013	2014 (a)	2013
Income:
Dividend distributions received	$128,769	$181,021	$539,351	$748,948	$19,321	$55,846
Expenses:
Mortality and expense risk and administrative charges	(63,258)	(71,615)	(308,751)	(336,434)	(15,072)	(36,723)

Net investment income (loss)	65,511	109,406	230,600	412,514	4,249	19,123

Realized gains (losses) on investments:
Capital gain distributions received	9,898	89,445	44,805	391,886	—	—
Net realized gain (loss)	62,447	68,006	231,788	526,717	528,553	37,408

Realized gains (losses)	72,345	157,451	276,593	918,603	528,553	37,408

Unrealized appreciation (depreciation) during the period	36,318	(438,458)	209,628	(2,116,272)	(527,462)	470,809

Net increase (decrease) in contract owners’ equity from operations	174,174	(171,601)	716,821	(785,155)	5,340	527,340

Changes from principal transactions:
Purchase payments	26,209	113,818	29,840	26,434	8,412	20,961
Transfers between sub-accounts and the company	(2,384)	(200,343)	1,017,414	1,795,739	(1,731,523)	(163,542)
Withdrawals	(576,880)	(461,008)	(3,187,792)	(3,431,170)	(75,081)	(104,339)
Annual contract fee	(5,004)	(5,453)	(69,994)	(78,720)	(862)	(2,364)

Net increase (decrease) in contract owners’ equity from principal transactions	(558,059)	(552,986)	(2,210,532)	(1,687,717)	(1,799,054)	(249,284)

Total increase (decrease) in contract owners’ equity	(383,885)	(724,587)	(1,493,711)	(2,472,872)	(1,793,714)	278,056
Contract owners’ equity at beginning of period	4,600,769	5,325,356	20,372,290	22,845,162	2,469,365	2,191,309

Contract owners’ equity at end of period	$4,216,884	$4,600,769	$18,878,579	$20,372,290	$675,651	$2,469,365

	2014	2013	2014	2013	2014	2013
Units, beginning of period	170,913	189,505	1,120,139	1,186,022	116,715	130,239
Units issued	3,889	8,330	163,359	268,416	3,151	1,695
Units redeemed	(21,979)	(26,922)	(267,139)	(334,299)	(89,758)	(15,219)

Units, end of period	152,823	170,913	1,016,359	1,120,139	30,108	116,715

(a)	Renamed on May 5, 2014. Previously known as Lifestyle Aggressive Trust.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Aggressive MVP Series II		Lifestyle Aggressive Trust PS Series I		Lifestyle Aggressive Trust PS Series II
	2014 (a)	2013	2014 (g)	2013	2014 (g)	2013
Income:
Dividend distributions received	$245,959	$613,347	$38,139	$—	$309,769	$—
Expenses:
Mortality and expense risk and administrative charges	(188,162)	(417,451)	(23,536)	—	(197,149)	—

Net investment income (loss)	57,797	195,896	14,603	—	112,620	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	45,774	—	407,390	—
Net realized gain (loss)	5,978,756	40,609	6,099	—	154,028	—

Realized gains (losses)	5,978,756	40,609	51,873	—	561,418	—

Unrealized appreciation (depreciation) during the period	(5,986,708)	5,971,464	15,460	—	113,477	—

Net increase (decrease) in contract owners’ equity from operations	49,845	6,207,969	81,936	—	787,515	—

Changes from principal transactions:
Purchase payments	35,754	140,291	16,226	—	140,443	—
Transfers between sub-accounts and the company	(18,772,169)	(1,009,487)	1,707,542	—	15,634,605	—
Withdrawals	(1,226,739)	(3,292,381)	(94,471)	—	(1,314,617)	—
Annual contract fee	(46,678)	(124,241)	(998)	—	(58,391)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(20,009,832)	(4,285,818)	1,628,299	—	14,402,040	—

Total increase (decrease) in contract owners’ equity	(19,959,987)	1,922,151	1,710,235	—	15,189,555	—
Contract owners’ equity at beginning of period	29,175,880	27,253,729	—	—	—	—

Contract owners’ equity at end of period	$9,215,893	$29,175,880	$1,710,235	$—	$15,189,555	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,297,729	1,511,397	—	—	—	—
Units issued	34,549	76,278	144,624	—	1,528,389	—
Units redeemed	(919,918)	(289,946)	(15,806)	—	(382,231)	—

Units, end of period	412,360	1,297,729	128,818	—	1,146,158	—

(a)	Renamed on May 5, 2014. Previously known as Lifestyle Aggressive Trust.
(g)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Balanced MVP Series I		Lifestyle Balanced MVP Series II		Lifestyle Balanced Trust PS Series I
	2014 (b)	2013	2014 (b)	2013	2014 (g)	2013
Income:
Dividend distributions received	$295,914	$760,792	$8,190,114	$21,341,270	$426,202	$—
Expenses:
Mortality and expense risk and administrative charges	(201,159)	(405,950)	(6,044,627)	(12,780,802)	(189,934)	—

Net investment income (loss)	94,755	354,842	2,145,487	8,560,468	236,268	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	229,751	—
Net realized gain (loss)	3,273,279	743,288	99,187,254	(2,570,306)	31,052	—

Realized gains (losses)	3,273,279	743,288	99,187,254	(2,570,306)	260,803	—

Unrealized appreciation (depreciation) during the period	(2,937,738)	1,830,198	(89,130,178)	81,054,956	75,692	—

Net increase (decrease) in contract owners’ equity from operations	430,296	2,928,328	12,202,563	87,045,118	572,763	—

Changes from principal transactions:
Purchase payments	18,109	32,497	1,340,535	2,010,527	9,771	—
Transfers between sub-accounts and the company	(16,716,516)	158,491	(490,631,909)	(8,148,651)	16,342,894	—
Withdrawals	(1,253,588)	(2,848,146)	(48,996,983)	(90,768,997)	(1,099,279)	—
Annual contract fee	(18,446)	(52,912)	(2,079,114)	(4,451,981)	(33,393)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(17,970,441)	(2,710,070)	(540,367,471)	(101,359,102)	15,219,993	—

Total increase (decrease) in contract owners’ equity	(17,540,145)	218,258	(528,164,908)	(14,313,984)	15,792,756	—
Contract owners’ equity at beginning of period	27,825,972	27,607,714	831,974,710	846,288,694	—	—

Contract owners’ equity at end of period	$10,285,827	$27,825,972	$303,809,802	$831,974,710	$15,792,756	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,294,647	1,417,288	43,843,012	48,964,159	—	—
Units issued	20,786	49,064	2,923,121	4,064,570	1,309,794	—
Units redeemed	(864,770)	(171,705)	(30,925,217)	(9,185,717)	(113,441)	—

Units, end of period	450,663	1,294,647	15,840,916	43,843,012	1,196,353	—

(b)	Renamed on May 5, 2014. Previously known as Lifestyle Balanced Trust.
(g)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Balanced Trust PS Series II		Lifestyle Conservative MVP Series I		Lifestyle Conservative MVP Series II
	2014	2013	2014 (c)	2013	2014 (c)	2013
Income:
Dividend distributions received	$11,414,145	$126,637	$73,574	$270,893	$1,969,138	$6,225,309
Expenses:
Mortality and expense risk and administrative charges	(5,885,386)	(71,855)	(54,417)	(128,126)	(1,452,458)	(3,130,011)

Net investment income (loss)	5,528,759	54,782	19,157	142,767	516,680	3,095,298

Realized gains (losses) on investments:
Capital gain distributions received	6,797,262	126,702	158,907	260,811	4,462,575	6,283,183
Net realized gain (loss)	1,510,511	37,883	268,021	178,257	3,040,207	6,524,440

Realized gains (losses)	8,307,773	164,585	426,928	439,068	7,502,782	12,807,623

Unrealized appreciation (depreciation) during the period	2,299,262	380,940	(273,183)	(386,583)	(3,828,990)	(11,686,770)

Net increase (decrease) in contract owners’ equity from operations	16,135,794	600,307	172,902	195,252	4,190,472	4,216,151

Changes from principal transactions:
Purchase payments	1,382,037	72,985	1,237	1,948	147,253	632,182
Transfers between sub-accounts and the company	484,087,298	1,610,025	(4,330,603)	(310,796)	(103,858,528)	(12,167,637)
Withdrawals	(51,257,544)	(77,322)	(988,671)	(1,484,177)	(12,958,883)	(23,435,359)
Annual contract fee	(2,139,774)	(55,232)	(2,193)	(7,086)	(534,293)	(1,160,465)

Net increase (decrease) in contract owners’ equity from principal transactions	432,072,017	1,550,456	(5,320,230)	(1,800,111)	(117,204,451)	(36,131,279)

Total increase (decrease) in contract owners’ equity	448,207,811	2,150,763	(5,147,328)	(1,604,859)	(113,013,979)	(31,915,128)
Contract owners’ equity at beginning of period	7,423,218	5,272,455	7,761,250	9,366,109	188,108,880	220,024,008

Contract owners’ equity at end of period	$455,631,029	$7,423,218	$2,613,922	$7,761,250	$75,094,901	$188,108,880

	2014	2013	2014	2013	2014	2013
Units, beginning of period	504,847	396,246	333,597	412,582	10,437,507	12,375,281
Units issued	39,332,698	122,394	16,540	30,897	1,179,319	1,240,339
Units redeemed	(7,223,267)	(13,793)	(248,735)	(109,882)	(7,526,680)	(3,178,113)

Units, end of period	32,614,278	504,847	101,402	333,597	4,090,146	10,437,507

(c)	Renamed on May 5, 2014. Previously known as Lifestyle Conservative Trust.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Conservative Trust PS Series I		Lifestyle Conservative Trust PS Series II		Lifestyle Growth MVP Series I
	2014 (g)	2013	2014	2013	2014 (d)	2013
Income:
Dividend distributions received	$112,419	$—	$2,669,929	$92,346	$157,127	$396,460
Expenses:
Mortality and expense risk and administrative charges	(51,350)	—	(1,273,198)	(50,132)	(107,609)	(244,594)

Net investment income (loss)	61,069	—	1,396,731	42,214	49,518	151,866

Realized gains (losses) on investments:
Capital gain distributions received	51,577	—	1,322,781	51,191	—	—
Net realized gain (loss)	9,742	—	305,937	12,479	2,544,661	171,171

Realized gains (losses)	61,319	—	1,628,718	63,670	2,544,661	171,171

Unrealized appreciation (depreciation) during the period	(22,337)	—	(504,542)	125	(2,503,813)	2,434,232

Net increase (decrease) in contract owners’ equity from operations	100,051	—	2,520,907	106,009	90,366	2,757,269

Changes from principal transactions:
Purchase payments	850	—	212,861	55,888	10,073	54,699
Transfers between sub-accounts and the company	4,449,999	—	102,113,816	202,552	(10,718,943)	230,007
Withdrawals	(712,388)	—	(10,795,495)	(58,043)	(853,252)	(3,430,469)
Annual contract fee	(4,095)	—	(509,950)	(40,694)	(18,345)	(33,118)

Net increase (decrease) in contract owners’ equity from principal transactions	3,734,366	—	91,021,232	159,703	(11,580,467)	(3,178,881)

Total increase (decrease) in contract owners’ equity	3,834,417	—	93,542,139	265,712	(11,490,101)	(421,612)
Contract owners’ equity at beginning of period	—	—	4,188,699	3,922,987	16,911,650	17,333,262

Contract owners’ equity at end of period	$3,834,417	$—	$97,730,838	$4,188,699	$5,421,549	$16,911,650

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	—	306,469	294,434	790,523	952,243
Units issued	351,905	—	9,230,060	23,913	29,630	21,607
Units redeemed	(57,463)	—	(2,308,410)	(11,878)	(572,030)	(183,327)

Units, end of period	294,442	—	7,228,119	306,469	248,123	790,523

(d)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.
(g)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Growth MVP Series II		Lifestyle Growth Trust PS Series I		Lifestyle Growth Trust PS Series II
	2014 (d)	2013	2014 (g)	2013	2014	2013
Income:
Dividend distributions received	$9,129,730	$22,209,747	$255,320	$—	$14,016,579	$162,197
Expenses:
Mortality and expense risk and administrative charges	(7,214,668)	(15,114,188)	(126,443)	—	(7,706,265)	(139,645)

Net investment income (loss)	1,915,062	7,095,559	128,877	—	6,310,314	22,552

Realized gains (losses) on investments:
Capital gain distributions received	—	—	118,450	—	6,828,167	328,393
Net realized gain (loss)	139,133,391	(3,673,870)	46,612	—	2,641,346	120,406

Realized gains (losses)	139,133,391	(3,673,870)	165,062	—	9,469,513	448,799

Unrealized appreciation (depreciation) during the period	(136,261,160)	154,466,329	154,193	—	8,938,276	1,269,691

Net increase (decrease) in contract owners’ equity from operations	4,787,293	157,888,018	448,132	—	24,718,103	1,741,042

Changes from principal transactions:
Purchase payments	1,424,036	4,056,730	34,734	—	2,633,234	778,861
Transfers between sub-accounts and the company	(621,540,677)	10,601,393	10,444,368	—	623,730,032	1,084,810
Withdrawals	(61,738,035)	(92,596,086)	(920,582)	—	(68,658,815)	(72,217)
Annual contract fee	(2,472,918)	(5,346,855)	(16,667)	—	(2,857,731)	(104,061)

Net increase (decrease) in contract owners’ equity from principal transactions	(684,327,594)	(83,284,818)	9,541,853	—	554,846,720	1,687,393

Total increase (decrease) in contract owners’ equity	(679,540,301)	74,603,200	9,989,985	—	579,564,823	3,428,435
Contract owners’ equity at beginning of period	1,025,005,818	950,402,618	—	—	13,028,743	9,600,308

Contract owners’ equity at end of period	$345,465,517	$1,025,005,818	$9,989,985	$—	$592,593,566	$13,028,743

	2014	2013	2014	2013	2014	2013
Units, beginning of period	52,806,990	57,176,913	—	—	835,780	722,854
Units issued	4,638,987	5,060,302	859,014	—	51,391,174	146,668
Units redeemed	(39,594,781)	(9,430,225)	(108,237)	—	(10,339,733)	(33,742)

Units, end of period	17,851,196	52,806,990	750,777	—	41,887,221	835,780

(d)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.
(g)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Moderate MVP Series I		Lifestyle Moderate MVP Series II		Lifestyle Moderate Trust PS Series I
	2014 (e)	2013	2014 (e)	2013	2014 (g)	2013
Income:
Dividend distributions received	$135,500	$271,583	$3,165,360	$8,123,476	$112,335	$—
Expenses:
Mortality and expense risk and administrative charges	(80,733)	(145,977)	(2,225,703)	(4,670,181)	(52,612)	—

Net investment income (loss)	54,767	125,606	939,657	3,453,295	59,723	—

Realized gains (losses) on investments:
Capital gain distributions received	222,049	—	5,642,140	—	86,030	—
Net realized gain (loss)	1,040,546	487,657	45,771,618	6,342,745	10,209	—

Realized gains (losses)	1,262,595	487,657	51,413,758	6,342,745	96,239	—

Unrealized appreciation (depreciation) during the period	(1,100,859)	198,515	(46,553,136)	14,758,758	(16,859)	—

Net increase (decrease) in contract owners’ equity from operations	216,503	811,778	5,800,279	24,554,798	139,103	—

Changes from principal transactions:
Purchase payments	3,513	37,944	136,661	598,709	17,560	—
Transfers between sub-accounts and the company	(4,459,091)	73,963	(170,354,625)	(8,813,056)	4,288,029	—
Withdrawals	(480,962)	(2,406,689)	(15,409,072)	(31,521,045)	(408,996)	—
Annual contract fee	(6,870)	(13,176)	(792,122)	(1,648,763)	(5,414)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(4,943,410)	(2,307,958)	(186,419,158)	(41,384,155)	3,891,179	—

Total increase (decrease) in contract owners’ equity	(4,726,907)	(1,496,180)	(180,618,879)	(16,829,357)	4,030,282	—
Contract owners’ equity at beginning of period	9,425,101	10,921,281	297,845,542	314,674,899	—	—

Contract owners’ equity at end of period	$4,698,194	$9,425,101	$117,226,663	$297,845,542	$4,030,282	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	412,143	521,732	15,911,336	18,073,781	—	—
Units issued	11,861	10,185	1,448,484	1,584,378	363,597	—
Units redeemed	(226,255)	(119,774)	(11,181,907)	(3,746,823)	(57,027)	—

Units, end of period	197,749	412,143	6,177,913	15,911,336	306,570	—

(e)	Renamed on May 5, 2014. Previously known as Lifestyle Moderate Trust.
(g)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Moderate Trust PS Series II		Mid Cap Index Trust Series I		Mid Cap Index Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$4,249,547	$137,594	$13,433	$13,464	$78,918	$99,792
Expenses:
Mortality and expense risk and administrative charges	(2,150,416)	(81,660)	(20,112)	(18,835)	(169,072)	(181,451)

Net investment income (loss)	2,099,131	55,934	(6,679)	(5,371)	(90,154)	(81,659)

Realized gains (losses) on investments:
Capital gain distributions received	3,354,635	108,081	76,894	66,608	629,455	596,113
Net realized gain (loss)	544,182	36,331	49,497	71,731	1,121,703	917,333

Realized gains (losses)	3,898,817	144,412	126,391	138,339	1,751,158	1,513,446

Unrealized appreciation (depreciation) during the period	(644,171)	281,991	(16,585)	200,905	(904,905)	1,670,212

Net increase (decrease) in contract owners’ equity from operations	5,353,777	482,337	103,127	333,873	756,099	3,101,999

Changes from principal transactions:
Purchase payments	489,472	255,386	8,492	6,292	20,271	57,642
Transfers between sub-accounts and the company	168,701,046	1,159,781	67,027	119,933	(893,077)	(85,204)
Withdrawals	(17,534,666)	(151,850)	(108,424)	(202,656)	(1,999,147)	(1,459,315)
Annual contract fee	(831,362)	(59,087)	(899)	(1,148)	(40,627)	(44,390)

Net increase (decrease) in contract owners’ equity from principal transactions	150,824,490	1,204,230	(33,804)	(77,579)	(2,912,580)	(1,531,267)

Total increase (decrease) in contract owners’ equity	156,178,267	1,686,567	69,323	256,294	(2,156,481)	1,570,732
Contract owners’ equity at beginning of period	7,173,780	5,487,213	1,352,291	1,095,997	12,210,011	10,639,279

Contract owners’ equity at end of period	$163,352,047	$7,173,780	$1,421,614	$1,352,291	$10,053,530	$12,210,011

	2014	2013	2014	2013	2014	2013
Units, beginning of period	495,533	411,213	43,098	45,845	443,247	502,342
Units issued	14,254,959	102,660	3,342	8,149	61,159	91,059
Units redeemed	(2,942,844)	(18,340)	(4,407)	(10,896)	(159,124)	(150,154)

Units, end of period	11,807,648	495,533	42,033	43,098	345,282	443,247

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series II		Mid Value Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$8,765	$3,072	$—	$—	$23,881	$32,074
Expenses:
Mortality and expense risk and administrative charges	(132,107)	(130,059)	(222,077)	(237,410)	(54,141)	(50,707)

Net investment income (loss)	(123,342)	(126,987)	(222,077)	(237,410)	(30,260)	(18,633)

Realized gains (losses) on investments:
Capital gain distributions received	1,566,445	153,576	2,545,305	277,994	315,399	210,021
Net realized gain (loss)	404,349	220,907	1,714,853	840,330	445,245	284,288

Realized gains (losses)	1,970,794	374,483	4,260,158	1,118,324	760,644	494,309

Unrealized appreciation (depreciation) during the period	(1,338,797)	2,264,845	(3,231,600)	3,625,153	(446,244)	338,513

Net increase (decrease) in contract owners’ equity from operations	508,655	2,512,341	806,481	4,506,067	284,140	814,189

Changes from principal transactions:
Purchase payments	43,006	34,566	231,324	74,722	1,600	900
Transfers between sub-accounts and the company	(349,094)	(85,446)	(1,899,800)	314,036	53,092	17,161
Withdrawals	(1,027,503)	(1,078,881)	(2,031,057)	(2,405,252)	(468,315)	(418,808)
Annual contract fee	(7,364)	(7,835)	(42,840)	(47,250)	(2,370)	(2,716)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,340,955)	(1,137,596)	(3,742,373)	(2,063,744)	(415,993)	(403,463)

Total increase (decrease) in contract owners’ equity	(832,300)	1,374,745	(2,935,892)	2,442,323	(131,853)	410,726
Contract owners’ equity at beginning of period	9,061,213	7,686,468	16,515,146	14,072,823	3,383,849	2,973,123

Contract owners’ equity at end of period	$8,228,913	$9,061,213	$13,579,254	$16,515,146	$3,251,996	$3,383,849

	2014	2013	2014	2013	2014	2013
Units, beginning of period	361,099	412,675	552,067	625,951	137,166	155,955
Units issued	11,950	9,059	75,328	139,152	16,930	10,267
Units redeemed	(64,376)	(60,635)	(198,428)	(213,036)	(33,109)	(29,056)

Units, end of period	308,673	361,099	428,967	552,067	120,987	137,166

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Value Trust Series II		Money Market Trust B Series NAV		Money Market Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$52,759	$84,172	$—	$277	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(160,426)	(167,361)	(31,746)	(43,382)	(62,146)	(93,057)

Net investment income (loss)	(107,667)	(83,189)	(31,746)	(43,105)	(62,146)	(93,057)

Realized gains (losses) on investments:
Capital gain distributions received	949,201	680,788	28	121	105	363
Net realized gain (loss)	1,068,593	1,161,926	—	—	—	—

Realized gains (losses)	2,017,794	1,842,714	28	121	105	363

Unrealized appreciation (depreciation) during the period	(1,059,719)	933,445	(2)	(2)	(2)	(1)

Net increase (decrease) in contract owners’ equity from operations	850,408	2,692,970	(31,720)	(42,986)	(62,043)	(92,695)

Changes from principal transactions:
Purchase payments	39,040	58,266	—	41,000	513,328	1,194,897
Transfers between sub-accounts and the company	(397,731)	(481,637)	(352,348)	582,248	(1,022,952)	(2,389,254)
Withdrawals	(1,325,613)	(1,581,373)	(525,113)	(1,405,920)	(745,169)	(1,849,470)
Annual contract fee	(29,812)	(33,947)	(13,889)	(17,974)	(5,337)	(7,414)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,714,116)	(2,038,691)	(891,350)	(800,646)	(1,260,130)	(3,051,241)

Total increase (decrease) in contract owners’ equity	(863,708)	654,279	(923,070)	(843,632)	(1,322,173)	(3,143,936)
Contract owners’ equity at beginning of period	10,756,223	10,101,944	2,422,708	3,266,340	4,997,235	8,141,171

Contract owners’ equity at end of period	$9,892,515	$10,756,223	$1,499,638	$2,422,708	$3,675,062	$4,997,235

	2014	2013	2014	2013	2014	2013
Units, beginning of period	443,847	537,887	203,311	269,880	317,025	516,109
Units issued	12,083	19,831	1,466	63,790	33,153	82,185
Units redeemed	(80,492)	(113,871)	(76,802)	(130,359)	(111,995)	(281,269)

Units, end of period	375,438	443,847	127,975	203,311	238,183	317,025

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Money Market Trust Series II		Mutual Shares Trust Series I		Natural Resources Trust Series II
	2014	2013	2014	2013	2014 (n)	2013
Income:
Dividend distributions received	$—	$—	$26,053	$10,492	$80,929	$30,186
Expenses:
Mortality and expense risk and administrative charges	(425,864)	(628,725)	(7,686)	(7,210)	(95,835)	(132,332)

Net investment income (loss)	(425,864)	(628,725)	18,367	3,282	(14,906)	(102,146)

Realized gains (losses) on investments:
Capital gain distributions received	697	2,481	14,332	—	—	—
Net realized gain (loss)	—	—	22,473	22,736	(1,104,732)	278,843

Realized gains (losses)	697	2,481	36,805	22,736	(1,104,732)	278,843

Unrealized appreciation (depreciation) during the period	1	(1)	(5,828)	153,280	576,196	(60,634)

Net increase (decrease) in contract owners’ equity from operations	(425,166)	(626,245)	49,344	179,298	(543,442)	116,063

Changes from principal transactions:
Purchase payments	157,195	586,363	733	540	33,477	27,765
Transfers between sub-accounts and the company	(3,671,470)	1,704,266	(35)	(54,293)	(6,417,688)	(1,333,252)
Withdrawals	(5,123,012)	(16,014,619)	(39,521)	(12,211)	(721,972)	(1,056,737)
Annual contract fee	(169,796)	(239,318)	(6,535)	(6,269)	(17,476)	(23,810)

Net increase (decrease) in contract owners’ equity from principal transactions	(8,807,083)	(13,963,308)	(45,358)	(72,233)	(7,123,659)	(2,386,034)

Total increase (decrease) in contract owners’ equity	(9,232,249)	(14,589,553)	3,986	107,065	(7,667,101)	(2,269,971)
Contract owners’ equity at beginning of period	33,310,848	47,900,401	798,007	690,942	7,667,101	9,937,072

Contract owners’ equity at end of period	$24,078,599	$33,310,848	$801,993	$798,007	$—	$7,667,101

	2014	2013	2014	2013	2014	2013
Units, beginning of period	2,774,743	3,931,245	48,561	53,449	280,318	357,659
Units issued	289,405	1,603,897	748	215	52,920	43,180
Units redeemed	(1,031,696)	(2,760,399)	(3,369)	(5,103)	(333,238)	(120,521)

Units, end of period	2,032,452	2,774,743	45,940	48,561	—	280,318

(n)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	PIMCO All Asset (h)		Real Estate Securities Trust Series I		Real Estate Securities Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$136,874	$154,348	$40,423	$47,696	$126,724	$152,757
Expenses:
Mortality and expense risk and administrative charges	(47,973)	(58,878)	(38,061)	(38,854)	(144,096)	(148,768)

Net investment income (loss)	88,901	95,470	2,362	8,842	(17,372)	3,989

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	43,801	29,261	212,262	43,726	1,582,708	962,880

Realized gains (losses)	43,801	29,261	212,262	43,726	1,582,708	962,880

Unrealized appreciation (depreciation) during the period	(140,786)	(203,352)	450,860	(94,761)	792,275	(1,079,037)

Net increase (decrease) in contract owners’ equity from operations	(8,084)	(78,621)	665,484	(42,193)	2,357,611	(112,168)

Changes from principal transactions:
Purchase payments	—	3,570	1,161	9,545	123,279	21,268
Transfers between sub-accounts and the company	(535,329)	(43,285)	(113,268)	(26,314)	(1,061,598)	(45,230)
Withdrawals	(257,633)	(290,248)	(286,715)	(185,641)	(1,312,935)	(1,149,031)
Annual contract fee	(10,317)	(12,938)	(1,112)	(1,460)	(26,514)	(28,728)

Net increase (decrease) in contract owners’ equity from principal transactions	(803,279)	(342,901)	(399,934)	(203,870)	(2,277,768)	(1,201,721)

Total increase (decrease) in contract owners’ equity	(811,363)	(421,522)	265,550	(246,063)	79,843	(1,313,889)
Contract owners’ equity at beginning of period	3,419,551	3,841,073	2,339,851	2,585,914	8,669,361	9,983,250

Contract owners’ equity at end of period	$2,608,188	$3,419,551	$2,605,401	$2,339,851	$8,749,204	$8,669,361

	2014	2013	2014	2013	2014	2013
Units, beginning of period	178,354	197,158	62,435	67,961	305,926	341,118
Units issued	3,496	24,400	6,403	4,795	67,559	39,948
Units redeemed	(43,472)	(43,204)	(15,360)	(10,321)	(129,563)	(75,140)

Units, end of period	138,378	178,354	53,478	62,435	243,922	305,926

(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Real Return Bond Trust Series II		Science & Technology Trust Series I		Science & Technology Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$138,534	$146,758	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(78,380)	(105,216)	(100,255)	(88,362)	(86,481)	(78,936)

Net investment income (loss)	60,154	41,542	(100,255)	(88,362)	(86,481)	(78,936)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	210,626	—	170,988	—
Net realized gain (loss)	(55,899)	143,613	647,866	478,806	762,457	708,670

Realized gains (losses)	(55,899)	143,613	858,492	478,806	933,445	708,670

Unrealized appreciation (depreciation) during the period	156,069	(955,770)	(41,878)	1,723,585	(275,881)	1,130,619

Net increase (decrease) in contract owners’ equity from operations	160,324	(770,615)	716,359	2,114,029	571,083	1,760,353

Changes from principal transactions:
Purchase payments	18,217	80,324	17,496	9,558	102,109	15,521
Transfers between sub-accounts and the company	(329,065)	(1,092,749)	72,626	(105,533)	145,020	(845,390)
Withdrawals	(855,050)	(1,101,826)	(797,998)	(699,096)	(790,164)	(462,828)
Annual contract fee	(12,947)	(17,281)	(5,211)	(5,664)	(17,750)	(18,718)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,178,845)	(2,131,532)	(713,087)	(800,735)	(560,785)	(1,311,415)

Total increase (decrease) in contract owners’ equity	(1,018,521)	(2,902,147)	3,272	1,313,294	10,298	448,938
Contract owners’ equity at beginning of period	5,207,820	8,109,967	6,841,624	5,528,330	5,551,724	5,102,786

Contract owners’ equity at end of period	$4,189,299	$5,207,820	$6,844,896	$6,841,624	$5,562,022	$5,551,724

	2014	2013	2014	2013	2014	2013
Units, beginning of period	304,665	423,236	363,433	417,901	229,840	295,751
Units issued	30,840	27,870	16,576	15,941	67,288	51,441
Units redeemed	(97,474)	(146,441)	(55,144)	(70,409)	(87,417)	(117,352)

Units, end of period	238,031	304,665	324,865	363,433	209,711	229,840

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Short Term Government Income Trust Series I		Short Term Government Income Trust Series II		Small Cap Growth Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$74,140	$93,803	$96,630	$116,293	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(59,549)	(80,489)	(90,125)	(106,028)	(206)	(183)

Net investment income (loss)	14,591	13,314	6,505	10,265	(206)	(183)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	3,167	820
Net realized gain (loss)	(29,859)	(24,404)	(74,337)	(36,665)	125	64

Realized gains (losses)	(29,859)	(24,404)	(74,337)	(36,665)	3,292	884

Unrealized appreciation (depreciation) during the period	3,016	(120,581)	37,332	(151,263)	(1,814)	5,674

Net increase (decrease) in contract owners’ equity from operations	(12,252)	(131,671)	(30,500)	(177,663)	1,272	6,375

Changes from principal transactions:
Purchase payments	122,783	397,511	12,430	11,787	—	—
Transfers between sub-accounts and the company	(127,280)	(1,035,684)	(552,966)	143,178	—	—
Withdrawals	(856,620)	(2,737,236)	(1,026,940)	(1,019,329)	(827)	(638)
Annual contract fee	(2,017)	(2,468)	(12,248)	(11,175)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(863,134)	(3,377,877)	(1,579,724)	(875,539)	(827)	(638)

Total increase (decrease) in contract owners’ equity	(875,386)	(3,509,548)	(1,610,224)	(1,053,202)	445	5,737
Contract owners’ equity at beginning of period	4,459,056	7,968,604	6,295,335	7,348,537	20,859	15,122

Contract owners’ equity at end of period	$3,583,670	$4,459,056	$4,685,111	$6,295,335	$21,304	$20,859

	2014	2013	2014	2013	2014	2013
Units, beginning of period	358,960	625,928	511,375	582,620	1,032	1,067
Units issued	30,954	51,673	170,174	268,759	—	—
Units redeemed	(100,448)	(318,641)	(297,782)	(340,004)	(43)	(35)

Units, end of period	289,466	358,960	383,767	511,375	989	1,032

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Growth Trust Series II		Small Cap Index Trust Series I		Small Cap Index Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$—	$—	$4,422	$6,172	$52,797	$110,475
Expenses:
Mortality and expense risk and administrative charges	(52,821)	(49,409)	(7,183)	(7,174)	(126,809)	(139,087)

Net investment income (loss)	(52,821)	(49,409)	(2,761)	(1,002)	(74,012)	(28,612)

Realized gains (losses) on investments:
Capital gain distributions received	548,001	140,030	26,625	29,939	485,302	606,358
Net realized gain (loss)	215,305	78,398	20,383	30,947	131,819	(102,873)

Realized gains (losses)	763,306	218,428	47,008	60,886	617,121	503,485

Unrealized appreciation (depreciation) during the period	(538,329)	942,065	(25,194)	78,145	(410,727)	2,258,196

Net increase (decrease) in contract owners’ equity from operations	172,156	1,111,084	19,053	138,029	132,382	2,733,069

Changes from principal transactions:
Purchase payments	125,323	39,881	330	280	19,618	25,620
Transfers between sub-accounts and the company	(562,286)	321,553	100,129	59,473	(1,131,301)	(27,529)
Withdrawals	(278,046)	(289,975)	(56,848)	(89,148)	(1,726,408)	(817,014)
Annual contract fee	(7,791)	(7,944)	(423)	(422)	(34,238)	(39,401)

Net increase (decrease) in contract owners’ equity from principal transactions	(722,800)	63,515	43,188	(29,817)	(2,872,329)	(858,324)

Total increase (decrease) in contract owners’ equity	(550,644)	1,174,599	62,241	108,212	(2,739,947)	1,874,745
Contract owners’ equity at beginning of period	3,828,430	2,653,831	471,527	363,315	9,773,211	7,898,466

Contract owners’ equity at end of period	$3,277,786	$3,828,430	$533,768	$471,527	$7,033,264	$9,773,211

	2014	2013	2014	2013	2014	2013
Units, beginning of period	146,507	143,555	18,556	19,492	373,364	410,848
Units issued	49,183	62,574	4,030	6,138	10,613	38,423
Units redeemed	(74,859)	(59,622)	(2,225)	(7,074)	(123,214)	(75,907)

Units, end of period	120,831	146,507	20,361	18,556	260,763	373,364

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II		Small Cap Value Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,593	$9,196	$—	$23,112	$17,364	$15,798
Expenses:
Mortality and expense risk and administrative charges	(49,437)	(23,324)	(106,303)	(83,218)	(61,647)	(58,398)

Net investment income (loss)	(47,844)	(14,128)	(106,303)	(60,106)	(44,283)	(42,600)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	454,173	219,888
Net realized gain (loss)	249,988	83,142	658,294	828,754	372,239	409,445

Realized gains (losses)	249,988	83,142	658,294	828,754	826,412	629,333

Unrealized appreciation (depreciation) during the period	(182,524)	439,222	(537,520)	1,041,737	(561,207)	444,042

Net increase (decrease) in contract owners’ equity from operations	19,620	508,236	14,471	1,810,385	220,922	1,030,775

Changes from principal transactions:
Purchase payments	1,132	53	296,549	22,243	5,708	3,550
Transfers between sub-accounts and the company	(257,598)	2,245,206	(536,236)	2,116,365	111,120	642,353
Withdrawals	(331,317)	(173,193)	(844,350)	(2,275,137)	(512,549)	(530,867)
Annual contract fee	(1,365)	(679)	(26,016)	(20,752)	(7,271)	(5,615)

Net increase (decrease) in contract owners’ equity from principal transactions	(589,148)	2,071,387	(1,110,053)	(157,281)	(402,992)	109,421

Total increase (decrease) in contract owners’ equity	(569,528)	2,579,623	(1,095,582)	1,653,104	(182,070)	1,140,196
Contract owners’ equity at beginning of period	3,765,993	1,186,370	7,718,833	6,065,729	4,316,149	3,175,953

Contract owners’ equity at end of period	$3,196,465	$3,765,993	$6,623,251	$7,718,833	$4,134,079	$4,316,149

	2014	2013	2014	2013	2014	2013
Units, beginning of period	114,830	50,063	243,350	265,555	167,019	162,814
Units issued	2,113	74,743	18,997	114,629	55,298	101,425
Units redeemed	(20,390)	(9,976)	(54,119)	(136,834)	(67,047)	(97,220)

Units, end of period	96,553	114,830	208,228	243,350	155,270	167,019

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Company Value Trust Series I		Small Company Value Trust Series II		Smaller Company Growth Trust Series I
	2014	2013	2014	2013	2014	2013 (p)
Income:
Dividend distributions received	$970	$57,549	$—	$180,875	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(50,759)	(53,450)	(162,847)	(179,011)	—	(27,631)

Net investment income (loss)	(49,789)	4,099	(162,847)	1,864	—	(27,631)

Realized gains (losses) on investments:
Capital gain distributions received	71,273	—	221,952	—	—	135,356
Net realized gain (loss)	241,362	89,312	676,417	182,811	—	752,876

Realized gains (losses)	312,635	89,312	898,369	182,811	—	888,232

Unrealized appreciation (depreciation) during the period	(333,692)	818,432	(962,910)	2,719,272	—	(290,753)

Net increase (decrease) in contract owners’ equity from operations	(70,846)	911,843	(227,388)	2,903,947	—	569,848

Changes from principal transactions:
Purchase payments	6,018	8,274	13,726	37,300	—	1,197
Transfers between sub-accounts and the company	(80,317)	(79,491)	(636,890)	(626,471)	—	(2,126,031)
Withdrawals	(643,565)	(409,222)	(1,409,289)	(1,325,774)	—	(229,442)
Annual contract fee	(1,982)	(2,359)	(23,923)	(27,202)	—	(1,056)

Net increase (decrease) in contract owners’ equity from principal transactions	(719,846)	(482,798)	(2,056,376)	(1,942,147)	—	(2,355,332)

Total increase (decrease) in contract owners’ equity	(790,692)	429,045	(2,283,764)	961,800	—	(1,785,484)
Contract owners’ equity at beginning of period	3,744,545	3,315,500	11,736,274	10,774,475	—	1,785,484

Contract owners’ equity at end of period	$2,953,853	$3,744,545	$9,452,510	$11,736,275	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	102,435	117,540	405,611	481,887	—	105,309
Units issued	2,519	2,221	34,411	14,102	—	1,059
Units redeemed	(23,109)	(17,326)	(105,693)	(90,378)	—	(106,368)

Units, end of period	81,845	102,435	334,329	405,611	—	—

(p)	Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Smaller Company Growth Trust Series II		Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series II
	2014	2013 (p)	2014	2013	2014	2013
Income:
Dividend distributions received	$—	$—	$190,687	$261,879	$347,180	$463,774
Expenses:
Mortality and expense risk and administrative charges	—	(36,805)	(65,580)	(72,921)	(134,630)	(144,374)

Net investment income (loss)	—	(36,805)	125,107	188,958	212,550	319,400

Realized gains (losses) on investments:
Capital gain distributions received	—	167,125	—	—	—	—
Net realized gain (loss)	—	979,332	(79,573)	(80,421)	(164,350)	(226,098)

Realized gains (losses)	—	1,146,457	(79,573)	(80,421)	(164,350)	(226,098)

Unrealized appreciation (depreciation) during the period	—	(399,844)	113,299	8,663	223,892	97,443

Net increase (decrease) in contract owners’ equity from operations	—	709,808	158,833	117,200	272,092	190,745

Changes from principal transactions:
Purchase payments	—	24,957	133,288	3,247	13,065	32,573
Transfers between sub-accounts and the company	—	(2,766,200)	(125,804)	(86,917)	755,494	676,441
Withdrawals	—	(409,321)	(591,320)	(706,598)	(1,427,292)	(1,907,718)
Annual contract fee	—	(9,993)	(2,430)	(3,091)	(26,529)	(27,602)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(3,160,557)	(586,266)	(793,359)	(685,262)	(1,226,306)

Total increase (decrease) in contract owners’ equity	—	(2,450,749)	(427,433)	(676,159)	(413,170)	(1,035,561)
Contract owners’ equity at beginning of period	—	2,450,749	4,622,665	5,298,824	8,609,219	9,644,780

Contract owners’ equity at end of period	$—	$—	$4,195,232	$4,622,665	$8,196,049	$8,609,219

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	145,823	218,947	256,927	420,206	479,656
Units issued	—	11,480	9,861	3,705	62,919	74,472
Units redeemed	—	(157,303)	(36,980)	(41,685)	(95,574)	(133,922)

Units, end of period	—	—	191,828	218,947	387,551	420,206

(p)	Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Total Bond Market Trust B Series II		Total Bond Market Trust B Series NAV		Total Return Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$169,747	$117,807	$37,299	$39,225	$305,671	$342,217
Expenses:
Mortality and expense risk and administrative charges	(57,618)	(80,500)	(11,265)	(10,612)	(149,292)	(184,370)

Net investment income (loss)	112,129	37,307	26,034	28,613	156,379	157,847

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	251,358
Net realized gain (loss)	(73,277)	(113,112)	(3,335)	(1,030)	21,916	243,027

Realized gains (losses)	(73,277)	(113,112)	(3,335)	(1,030)	21,916	494,385

Unrealized appreciation (depreciation) during the period	121,985	(170,555)	35,280	(65,189)	124,889	(1,088,118)

Net increase (decrease) in contract owners’ equity from operations	160,837	(246,360)	57,979	(37,606)	303,184	(435,886)

Changes from principal transactions:
Purchase payments	28,850	3,714	1,630	1,200	6,630	165,921
Transfers between sub-accounts and the company	3,689,716	(1,401,667)	13,523	125,581	(484,393)	(301,751)
Withdrawals	(1,772,579)	(1,718,151)	(67,102)	(19,100)	(1,198,442)	(2,571,348)
Annual contract fee	(35,004)	(28,090)	(8,966)	(8,793)	(6,080)	(7,811)

Net increase (decrease) in contract owners’ equity from principal transactions	1,910,983	(3,144,194)	(60,915)	98,888	(1,682,285)	(2,714,989)

Total increase (decrease) in contract owners’ equity	2,071,820	(3,390,554)	(2,936)	61,282	(1,379,101)	(3,150,875)
Contract owners’ equity at beginning of period	3,580,359	6,970,913	1,166,715	1,105,433	10,259,386	13,410,261

Contract owners’ equity at end of period	$5,652,179	$3,580,359	$1,163,779	$1,166,715	$8,880,285	$10,259,386

	2014	2013	2014	2013	2014	2013
Units, beginning of period	300,378	559,817	96,841	88,666	450,018	568,091
Units issued	601,782	122,413	1,952	11,907	5,773	37,776
Units redeemed	(448,595)	(381,852)	(6,827)	(3,732)	(78,074)	(155,849)

Units, end of period	453,565	300,378	91,966	96,841	377,717	450,018

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Total Return Trust Series II		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$551,893	$699,284	$6,034	$7,034	$67,742	$86,978
Expenses:
Mortality and expense risk and administrative charges	(302,678)	(405,422)	(8,030)	(8,392)	(109,284)	(119,451)

Net investment income (loss)	249,215	293,862	(1,996)	(1,358)	(41,542)	(32,473)

Realized gains (losses) on investments:
Capital gain distributions received	—	550,224	8,518	6,937	104,224	99,212
Net realized gain (loss)	(91,303)	532,377	44,464	30,362	728,503	543,906

Realized gains (losses)	(91,303)	1,082,601	52,982	37,299	832,727	643,118

Unrealized appreciation (depreciation) during the period	426,059	(2,368,662)	(2,198)	110,402	(180,681)	1,405,076

Net increase (decrease) in contract owners’ equity from operations	583,971	(992,199)	48,788	146,343	610,504	2,015,721

Changes from principal transactions:
Purchase payments	59,312	143,062	5,467	1,555	23,956	33,780
Transfers between sub-accounts and the company	(1,526,566)	(306,472)	(1,535)	16,248	(68,756)	(154,858)
Withdrawals	(4,570,298)	(5,479,815)	(92,070)	(100,999)	(1,604,963)	(1,569,114)
Annual contract fee	(44,228)	(61,712)	(510)	(585)	(27,045)	(34,644)

Net increase (decrease) in contract owners’ equity from principal transactions	(6,081,780)	(5,704,937)	(88,648)	(83,781)	(1,676,808)	(1,724,836)

Total increase (decrease) in contract owners’ equity	(5,497,809)	(6,697,136)	(39,860)	62,562	(1,066,304)	290,885
Contract owners’ equity at beginning of period	22,569,447	29,266,583	545,032	482,470	7,512,837	7,221,952

Contract owners’ equity at end of period	$17,071,638	$22,569,447	$505,172	$545,032	$6,446,533	$7,512,837

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,180,795	1,471,227	30,915	36,013	328,968	413,735
Units issued	110,582	133,357	579	5,047	34,738	19,878
Units redeemed	(406,794)	(423,789)	(5,435)	(10,145)	(106,162)	(104,645)

Units, end of period	884,583	1,180,795	26,059	30,915	257,544	328,968

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	U.S. Equity Trust Series I		U.S. Equity Trust Series II		Ultra Short Term Bond Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$152,035	$172,823	$11,613	$12,548	$—	$322
Expenses:
Mortality and expense risk and administrative charges	(154,147)	(153,813)	(13,673)	(14,801)	(106)	(418)

Net investment income (loss)	(2,112)	19,010	(2,060)	(2,253)	(106)	(96)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	375,902	237,240	41,405	69,166	119	(364)

Realized gains (losses)	375,902	237,240	41,405	69,166	119	(364)

Unrealized appreciation (depreciation) during the period	593,968	2,237,743	39,822	150,749	—	—

Net increase (decrease) in contract owners’ equity from operations	967,758	2,493,993	79,167	217,662	13	(460)

Changes from principal transactions:
Purchase payments	6,712	19,950	108,532	—	—	—
Transfers between sub-accounts and the company	(192,572)	(134,194)	(52,816)	(65,847)	142,410	113,443
Withdrawals	(1,160,823)	(1,147,129)	(99,762)	(296,647)	(142,423)	(112,011)
Annual contract fee	(6,102)	(6,984)	(3,194)	(5,533)	—	(972)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,352,785)	(1,268,357)	(47,240)	(368,027)	(13)	460

Total increase (decrease) in contract owners’ equity	(385,027)	1,225,636	31,927	(150,365)	—	—
Contract owners’ equity at beginning of period	11,132,181	9,906,545	879,601	1,029,966	—	—

Contract owners’ equity at end of period	$10,747,154	$11,132,181	$911,528	$879,601	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	681,585	762,462	54,910	81,134	—	—
Units issued	3,824	21,176	6,757	25,483	11,656	18,175
Units redeemed	(84,005)	(102,053)	(9,529)	(51,707)	(11,656)	(18,175)

Units, end of period	601,404	681,585	52,138	54,910	—	—

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Ultra Short Term Bond Trust Series II		Utilities Trust Series I		Utilities Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$157,517	$129,316	$56,690	$33,531	$129,781	$83,195
Expenses:
Mortality and expense risk and administrative charges	(216,890)	(157,639)	(30,369)	(27,442)	(76,098)	(75,648)

Net investment income (loss)	(59,373)	(28,323)	26,321	6,089	53,683	7,547

Realized gains (losses) on investments:
Capital gain distributions received	—	—	73,113	—	172,081	—
Net realized gain (loss)	(144,292)	(143,586)	101,448	61,542	360,856	379,688

Realized gains (losses)	(144,292)	(143,586)	174,561	61,542	532,937	379,688

Unrealized appreciation (depreciation) during the period	(52,572)	(9,444)	(17,612)	218,535	(105,598)	401,107

Net increase (decrease) in contract owners’ equity from operations	(256,237)	(181,353)	183,270	286,166	481,022	788,342

Changes from principal transactions:
Purchase payments	1,143,606	608,627	17,580	23,043	18,845	18,292
Transfers between sub-accounts and the company	16,504,118	20,955,458	6,627	(44,778)	(157,671)	(344,755)
Withdrawals	(19,199,452)	(14,590,201)	(89,947)	(264,174)	(664,108)	(519,690)
Annual contract fee	(72,874)	(66,142)	(1,411)	(1,445)	(8,521)	(9,995)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,624,602)	6,907,742	(67,151)	(287,354)	(811,455)	(856,148)

Total increase (decrease) in contract owners’ equity	(1,880,839)	6,726,389	116,119	(1,188)	(330,433)	(67,806)
Contract owners’ equity at beginning of period	13,852,689	7,126,300	1,711,745	1,712,933	4,681,738	4,749,544

Contract owners’ equity at end of period	$11,971,850	$13,852,689	$1,827,864	$1,711,745	$4,351,305	$4,681,738

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,167,126	589,058	63,371	75,034	115,014	137,738
Units issued	2,610,078	2,882,113	8,056	6,215	7,030	8,105
Units redeemed	(2,798,516)	(2,304,045)	(10,341)	(17,878)	(25,532)	(30,829)

Units, end of period	978,688	1,167,126	61,086	63,371	96,512	115,014

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Value Trust Series I		Value Trust Series II
	2014	2013	2014	2013
Income:
Dividend distributions received	$21,642	$36,819	$11,769	$24,342
Expenses:
Mortality and expense risk and administrative charges	(71,295)	(70,477)	(70,104)	(60,335)

Net investment income (loss)	(49,653)	(33,658)	(58,335)	(35,993)

Realized gains (losses) on investments:
Capital gain distributions received	450,948	—	435,148	—
Net realized gain (loss)	269,026	151,466	336,104	330,848

Realized gains (losses)	719,974	151,466	771,252	330,848

Unrealized appreciation (depreciation) during the period	(301,002)	1,216,180	(374,246)	775,792

Net increase (decrease) in contract owners’ equity from operations	369,319	1,333,988	338,671	1,070,647

Changes from principal transactions:
Purchase payments	15,200	15,274	4,455	9,868
Transfers between sub-accounts and the company	(74,998)	6,304	318,138	235,127
Withdrawals	(618,099)	(602,194)	(511,481)	(483,884)
Annual contract fee	(1,802)	(1,974)	(8,586)	(7,615)

Net increase (decrease) in contract owners’ equity from principal transactions	(679,699)	(582,590)	(197,474)	(246,504)

Total increase (decrease) in contract owners’ equity	(310,380)	751,398	141,197	824,143
Contract owners’ equity at beginning of period	4,981,360	4,229,962	4,234,825	3,410,682

Contract owners’ equity at end of period	$4,670,980	$4,981,360	$4,376,022	$4,234,825

	2014	2013	2014	2013
Units, beginning of period	117,495	133,502	150,091	159,360
Units issued	1,688	5,804	40,814	40,827
Units redeemed	(17,602)	(21,811)	(45,537)	(50,096)

Units, end of period	101,581	117,495	145,368	150,091

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements

December 31, 2014

1.	Organization

John Hancock Life Insurance Company of New York Separate Account A (the “Account”) is a separate account established by John Hancock Life Insurance Company of New York (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Account consists of 120 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 2 sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust is registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Financial Services Trust Series I	Financial Industries Trust Series I	11/10/2014
Financial Services Trust Series II	Financial Industries Trust Series II	11/10/2014
Lifestyle Aggressive Trust Series I	Lifestyle Aggressive MVP Series I	5/5/2014
Lifestyle Aggressive Trust Series II	Lifestyle Aggressive MVP Series II	5/5/2014
Lifestyle Balanced Trust Series I	Lifestyle Balanced MVP Series I	5/5/2014
Lifestyle Balanced Trust Series II	Lifestyle Balanced MVP Series II	5/5/2014
Lifestyle Conservative Trust Series I	Lifestyle Conservative MVP Series I	5/5/2014
Lifestyle Conservative Trust Series II	Lifestyle Conservative MVP Series II	5/5/2014
Lifestyle Growth Trust Series I	Lifestyle Growth MVP Series I	5/5/2014
Lifestyle Growth Trust Series II	Lifestyle Growth MVP Series II	5/5/2014
Lifestyle Moderate Trust Series I	Lifestyle Moderate MVP Series I	5/5/2014
Lifestyle Moderate Trust Series II	Lifestyle Moderate MVP Series II	5/5/2014

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

1.	Organization — (continued):

Sub-accounts closed in 2014 are as follows:

Sub-accounts Closed	Effective Date
Bond PS Series II	11/10/2014
Fundamental Value Trust Series I	11/10/2014
Fundamental Value Trust Series II	11/10/2014
Natural Resources Trust Series II	11/10/2014

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2014.

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the prior fiscal years remain open subject to examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2014, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

5.	Fair Value Measurements

Accounting Standards Codification 820 (“ASC 820”) “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2014. The following table presents the

Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2014:

Mutual Funds
Level 1	$3,655,106,257
Level 2	—
Level 3	—

$3,655,106,257

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2014.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2014 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund B Series I	$926,228	$452,602
500 Index Fund B Series II	2,601,925	2,550,019
500 Index Fund B Series NAV	322,407	2,006,963
Active Bond Trust Series I	107,669	658,949
Active Bond Trust Series II	1,744,386	8,680,386
All Cap Core Trust Series I	67,457	684,738
All Cap Core Trust Series II	371,602	1,085,694
American Asset Allocation Trust Series I	322,440	1,044,897
American Asset Allocation Trust Series II	2,185,560	15,346,082
American Global Growth Trust Series II	490,016	3,434,312
American Global Growth Trust Series III	631	3,391
American Growth Trust Series II	1,557,662	25,604,794
American Growth Trust Series III	9,615	33,141
American Growth-Income Trust Series I	474,194	1,725,659
American Growth-Income Trust Series II	1,330,774	23,647,265
American Growth-Income Trust Series III	12,728	77,566
American International Trust Series II	4,376,766	11,992,768
American International Trust Series III	33,118	24,093
American New World Trust Series II	1,941,227	1,164,559
American New World Trust Series III	580	820
Blue Chip Growth Trust Series I	1,325,076	3,690,594
Blue Chip Growth Trust Series II	3,032,780	4,663,869
Bond PS Series II (b)	62,160	61,980
Bond Trust Series I	46,809	79,383
Bond Trust Series II	3,662,012	14,524,599
Capital Appreciation Trust Series I	1,910,235	2,371,170
Capital Appreciation Trust Series II	3,929,647	4,193,738
Capital Appreciation Value Trust Series II	3,833,748	2,915,343
Core Bond Trust Series II	396,659	107,880
Core Strategy Trust Series I	5,505	216,103
Core Strategy Trust Series II	12,695,343	32,529,796
Core Strategy Trust Series NAV	23,545	22,595
DWS Equity 500 Index (a)	242,676	1,025,634
Equity-Income Trust Series I	3,077,255	3,337,018
Equity-Income Trust Series II	4,278,785	5,375,587
Financial Industries Trust Series I	39,730	122,037
Financial Industries Trust Series II	335,976	1,116,324
Franklin Templeton Founding Allocation Trust Series II	3,030,163	13,267,711
Fundamental All Cap Core Trust Series II	227,790	2,264,605
Fundamental Large Cap Value Trust Series I	25,623,713	687,447
Fundamental Large Cap Value Trust Series II	28,773,604	2,720,885
Fundamental Value Trust Series I (c)	6,400,300	29,491,840
Fundamental Value Trust Series II (c)	7,718,424	34,051,257
Global Bond Trust Series I	95,712	394,794
Global Bond Trust Series II	505,484	3,099,832
Global Trust Series I	1,098,578	1,398,658
Global Trust Series II	5,376,681	1,484,873
Health Sciences Trust Series I	1,289,061	1,145,584
Health Sciences Trust Series II	6,903,014	6,575,984

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account — (continued)
High Yield Trust Series I	$433,505	$367,023
High Yield Trust Series II	1,110,990	2,636,501
International Core Trust Series I	154,845	80,722
International Core Trust Series II	421,038	232,587
International Equity Index Trust B Series I	301,882	190,907
International Equity Index Trust B Series II	245,746	729,605
International Equity Index Trust B Series NAV	113,374	1,028,313
International Growth Stock Trust Series II	491,818	434,811
International Small Company Trust Series I	310,777	758,123
International Small Company Trust Series II	297,251	851,791
International Value Trust Series I	283,505	896,295
International Value Trust Series II	730,937	3,356,051
Investment Quality Bond Trust Series I	243,883	726,534
Investment Quality Bond Trust Series II	1,898,983	3,834,111
Lifestyle Aggressive MVP Series I	93,081	1,887,887
Lifestyle Aggressive MVP Series II	486,927	20,438,963
Lifestyle Aggressive Trust PS Series I	1,914,137	225,461
Lifestyle Aggressive Trust PS Series II	19,667,728	4,745,679
Lifestyle Balanced MVP Series I	732,685	18,608,371
Lifestyle Balanced MVP Series II	17,182,002	555,403,987
Lifestyle Balanced Trust PS Series I	17,342,027	1,656,014
Lifestyle Balanced Trust PS Series II	512,072,446	67,674,407
Lifestyle Conservative MVP Series I	579,807	5,721,973
Lifestyle Conservative MVP Series II	18,199,999	130,425,192
Lifestyle Conservative Trust PS Series I	4,637,053	790,041
Lifestyle Conservative Trust PS Series II	116,716,354	22,975,609
Lifestyle Growth MVP Series I	681,273	12,212,225
Lifestyle Growth MVP Series II	33,254,415	715,666,947
Lifestyle Growth Trust PS Series I	11,327,999	1,538,818
Lifestyle Growth Trust PS Series II	663,032,987	95,047,787
Lifestyle Moderate MVP Series I	645,649	5,312,242
Lifestyle Moderate MVP Series II	17,418,262	197,255,623
Lifestyle Moderate Trust PS Series I	4,825,356	788,424
Lifestyle Moderate Trust PS Series II	185,217,078	28,938,821
Mid Cap Index Trust Series I	197,411	160,999
Mid Cap Index Trust Series II	1,574,371	3,947,653
Mid Cap Stock Trust Series I	1,880,707	1,778,560
Mid Cap Stock Trust Series II	3,944,161	5,363,308
Mid Value Trust Series I	780,009	910,863
Mid Value Trust Series II	1,303,981	2,176,565
Money Market Trust B Series NAV	17,273	940,343
Money Market Trust Series I	546,843	1,869,016
Money Market Trust Series II	221,591	9,453,840
Mutual Shares Trust Series I	52,615	65,274
Natural Resources Trust Series II (d)	1,035,974	8,174,539
PIMCO All Asset (a)	204,539	918,917
Real Estate Securities Trust Series I	301,634	699,206
Real Estate Securities Trust Series II	1,236,485	3,531,625
Real Return Bond Trust Series II	684,327	1,803,017
Science & Technology Trust Series I	604,679	1,207,394
Science & Technology Trust Series II	1,264,333	1,740,609
Short Term Government Income Trust Series I	458,929	1,307,472

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account — (continued)
Short Term Government Income Trust Series II	$1,881,664	$3,454,882
Small Cap Growth Trust Series I	3,168	1,034
Small Cap Growth Trust Series II	1,285,591	1,513,208
Small Cap Index Trust Series I	131,387	64,335
Small Cap Index Trust Series II	811,495	3,272,536
Small Cap Opportunities Trust Series I	70,157	707,149
Small Cap Opportunities Trust Series II	471,372	1,687,728
Small Cap Value Trust Series II	1,338,195	1,331,296
Small Company Value Trust Series I	160,516	858,878
Small Company Value Trust Series II	394,180	2,391,452
Strategic Income Opportunities Trust Series I	400,873	862,032
Strategic Income Opportunities Trust Series II	1,449,981	1,922,694
Total Bond Market Trust B Series II	5,159,319	3,136,207
Total Bond Market Trust B Series NAV	61,153	96,033
Total Return Trust Series I	433,466	1,959,374
Total Return Trust Series II	1,128,913	6,961,478
Total Stock Market Index Trust Series I	25,024	107,150
Total Stock Market Index Trust Series II	1,012,402	2,626,530
U.S. Equity Trust Series I	189,052	1,543,949
U.S. Equity Trust Series II	122,224	171,523
Ultra Short Term Bond Trust Series I	142,410	142,528
Ultra Short Term Bond Trust Series II	28,300,027	29,984,001
Utilities Trust Series I	368,991	336,708
Utilities Trust Series II	616,989	1,202,680
Value Trust Series I	542,820	821,224
Value Trust Series II	1,046,696	867,359

(a)	Sub-account that invests in non-affiliated Trust.

(b)	Terminated as an investment option and funds transferred to Bond Trust on November 10, 2014.

(c)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on November 10, 2014.

(d)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund B Series I	2014		192	$18.38 to $18.24	$3,513	1.75% to 1.40%	1.71%	11.75% to 11.36%
	2013		167	16.45 to 16.38	2,744	1.75 to 1.40	1.81	30.19 to 29.74
	2012		166	12.63 to 12.63	2,091	1.75 to 1.40	3.64	1.06 to 1.01

500 Index Fund B Series II	2014		561	18.31 to 18.13	10,251	1.85 to 1.40	1.38	11.58 to 11.08
	2013		573	16.41 to 16.32	9,409	1.85 to 1.40	1.45	29.86 to 29.28
	2012		721	12.63 to 12.62	9,124	1.85 to 1.40	2.70	1.07 to 0.99

500 Index Fund B Series NAV	2014		423	18.64 to 17.27	7,550	1.85 to 0.80	1.51	12.52 to 11.35
	2013		531	16.57 to 15.51	8,480	1.85 to 0.80	1.74	29.61 to 25.36
	2012		636	12.65 to 11.97	7,796	1.85 to 0.80	1.11	13.67 to 1.20
	2011		555	10.75 to 10.53	5,928	1.85 to 1.40	1.75	0.45 to 0.00
	2010		597	10.71 to 10.53	6,361	1.85 to 1.40	1.75	13.26 to 12.76

Active Bond Trust Series I	2014		120	19.04 to 18.40	2,282	1.75 to 1.40	3.49	5.33 to 4.96
	2013		153	18.07 to 17.53	2,751	1.75 to 1.40	5.28	-1.15 to -1.49
	2012		183	18.28 to 17.80	3,313	1.75 to 1.40	4.05	8.18 to 7.80
	2011		205	16.90 to 16.51	3,434	1.75 to 1.40	5.08	4.34 to 3.98
	2010		255	16.20 to 15.88	4,099	1.75 to 1.40	7.01	12.27 to 11.87

Active Bond Trust Series II	2014		1,497	18.68 to 17.89	27,411	1.85 to 1.40	3.25	5.11 to 4.64
	2013		1,909	17.77 to 17.09	33,316	1.85 to 1.40	5.34	-1.35 to -1.79
	2012		2,158	18.02 to 17.40	38,255	1.85 to 1.40	3.80	7.95 to 7.46
	2011		2,441	16.69 to 16.20	40,172	1.85 to 1.40	4.68	4.23 to 3.76
	2010		3,013	16.01 to 15.61	47,666	1.85 to 1.40	6.99	12.13 to 11.62

All Cap Core Trust Series I	2014		135	28.89 to 12.43	3,386	1.75 to 1.40	0.91	8.12 to 7.74
	2013		160	26.72 to 11.53	3,723	1.75 to 1.40	1.27	32.46 to 32.00
	2012		174	20.17 to 8.74	3,052	1.75 to 1.40	1.12	14.94 to 14.54
	2011		186	17.55 to 7.63	2,861	1.75 to 1.40	0.95	-0.98 to -1.33
	2010		223	17.73 to 7.73	3,461	1.75 to 1.40	0.99	11.47 to 11.08

All Cap Core Trust Series II	2014		38	25.84 to 24.41	956	1.85 to 1.40	0.69	7.94 to 7.45
	2013		69	23.94 to 22.72	1,594	1.85 to 1.40	1.24	32.18 to 31.59
	2012		59	18.11 to 17.27	1,028	1.85 to 1.40	0.94	14.75 to 14.23
	2011		63	15.78 to 15.11	962	1.85 to 1.40	0.77	-1.25 to -1.69
	2010		72	15.98 to 15.37	1,116	1.85 to 1.40	0.82	11.25 to 10.75

American Asset Allocation Trust Series I	2014		441	16.67 to 16.23	7,336	1.75 to 1.40	1.49	3.58 to 3.22
	2013		485	16.09 to 15.72	7,796	1.75 to 1.40	1.05	21.58 to 21.16
	2012		539	13.24 to 12.98	7,124	1.75 to 1.40	1.54	14.14 to 13.74
	2011		591	11.60 to 11.41	6,835	1.75 to 1.40	1.38	-0.49 to -0.83
	2010		711	11.65 to 11.50	8,268	1.75 to 1.40	1.46	10.50 to 10.11

American Asset Allocation Trust Series II	2014		6,075	15.99 to 15.91	99,256	1.90 to 1.00	1.30	3.85 to 2.92
	2013		6,859	15.46 to 15.39	108,866	1.90 to 1.00	0.90	20.81 to 18.11
	2012		7,592	12.79 to 12.63	99,319	1.90 to 1.00	1.39	13.31 to 1.02
	2011		8,339	11.69 to 11.29	95,874	1.90 to 1.15	1.31	-0.30 to -1.04
	2010		9,291	11.73 to 11.41	107,550	1.90 to 1.15	1.46	10.62 to 9.80

American Global Growth Trust Series II	2014		891	16.34 to 16.08	14,627	1.90 to 1.00	0.61	0.81 to -0.10
	2013		1,051	16.21 to 16.10	17,367	1.90 to 1.00	0.78	26.01 to 24.60
	2012		902	12.78 to 12.75	11,767	1.90 to 1.00	0.33	19.69 to 2.00
	2011		1,022	11.05 to 10.67	11,099	1.90 to 1.15	0.74	-10.44 to -11.11
	2010		1,146	12.34 to 12.01	13,942	1.90 to 1.15	0.94	9.90 to 9.08

American Global Growth Trust Series III	2014		0	18.67 to 17.73	8	1.55 to 0.80	0.89	1.50 to 0.74
	2013	(l)	1	18.40 to 17.60	10	1.55 to 0.80	1.74	27.13 to 25.28

American Growth Trust Series II	2014		3,933	27.87 to 17.42	103,063	1.90 to 1.00	0.63	6.89 to 5.93
	2013		4,814	26.31 to 16.30	119,450	1.90 to 1.00	0.37	27.04 to 24.86
	2012		5,926	20.71 to 12.72	116,402	1.90 to 1.00	0.25	15.02 to 1.72
	2011		6,866	18.00 to 11.79	117,106	1.90 to 1.15	0.08	-5.88 to -6.58
	2010		7,523	19.27 to 12.53	137,649	1.90 to 1.15	0.19	16.79 to 15.92

American Growth Trust Series III	2014		25	18.76 to 17.82	466	1.55 to 0.80	1.17	7.61 to 6.81
	2013		26	17.43 to 16.68	458	1.55 to 0.80	0.87	28.07 to 25.57
	2012		29	13.51 to 13.02	388	1.55 to 0.80	0.74	16.94 to 16.06
	2011		30	11.55 to 11.22	345	1.55 to 0.80	0.66	-5.06 to -5.76
	2010		21	12.17 to 11.91	254	1.55 to 0.80	1.18	17.74 to 16.86

American Growth-Income Trust Series I	2014		277	27.58 to 26.48	7,549	1.75 to 1.40	0.86	8.72 to 8.34
	2013		323	25.37 to 24.44	8,110	1.75 to 1.40	0.95	31.16 to 30.71
	2012		376	19.34 to 18.70	7,198	1.75 to 1.40	1.30	15.52 to 15.11
	2011		404	16.74 to 16.24	6,692	1.75 to 1.40	1.05	-3.45 to -3.79
	2010		505	17.34 to 16.88	8,666	1.75 to 1.40	1.07	9.51 to 9.13

American Growth-Income Trust Series II	2014		3,977	25.80 to 18.14	99,098	1.90 to 1.00	0.70	9.02 to 8.05
	2013		4,841	23.88 to 16.64	111,884	1.90 to 1.00	0.79	30.34 to 27.13
	2012		6,197	18.32 to 12.65	110,208	1.90 to 1.00	1.14	14.73 to 1.23
	2011		6,771	15.97 to 11.67	104,382	1.90 to 1.15	1.01	-3.36 to -4.08

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
American Growth-Income Trust Series II	2010		7,611	$16.65 to $12.08	$122,473	1.90% to 1.15%	0.97%	9.57% to 8.76%

American Growth-Income Trust Series III	2014		41	19.80 to 18.80	812	1.55 to 0.80	1.22	9.75 to 8.93
	2013		45	18.04 to 17.26	804	1.55 to 0.80	1.31	31.45 to 27.90
	2012		51	13.62 to 13.13	691	1.55 to 0.80	4.43	16.57 to 15.69
	2011		12	11.68 to 11.35	146	1.55 to 0.80	2.58	-2.53 to -3.26
	2010		2	11.99 to 11.73	21	1.55 to 0.80	1.55	10.55 to 9.72

American International Trust Series II	2014		2,244	27.83 to 14.64	55,011	1.90 to 1.00	0.81	-4.11 to -4.97
	2013		2,511	29.28 to 15.27	64,850	1.90 to 1.00	0.77	18.71 to 17.90
	2012		2,992	24.67 to 12.75	65,524	1.90 to 1.00	0.91	15.04 to 1.99
	2011		3,467	21.44 to 11.17	66,060	1.90 to 1.15	1.26	-15.36 to -15.99
	2010		3,471	25.53 to 13.20	79,177	1.90 to 1.15	1.47	5.46 to 4.67

American International Trust Series III	2014		29	14.23 to 13.51	414	1.55 to 0.80	1.37	-3.44 to -4.16
	2013		29	14.73 to 14.10	421	1.55 to 0.80	1.30	19.71 to 18.61
	2012		30	12.21 to 11.77	368	1.55 to 0.80	1.43	17.00 to 16.12
	2011		31	10.44 to 10.14	319	1.55 to 0.80	2.19	-14.73 to -15.37
	2010		18	12.24 to 11.98	222	1.55 to 0.80	3.41	6.40 to 5.60

American New World Trust Series II	2014		375	13.25 to 12.77	5,098	1.90 to 1.00	0.66	-9.28 to -10.09
	2013		326	14.73 to 14.08	4,927	1.90 to 1.00	0.73	9.64 to 8.66
	2012		404	13.56 to 12.84	5,604	1.90 to 1.00	0.43	14.90 to 2.71
	2011		437	12.22 to 11.80	5,256	1.90 to 1.15	1.08	-15.38 to -16.02
	2010		468	14.44 to 14.05	6,675	1.90 to 1.15	1.14	15.85 to 14.98

American New World Trust Series III	2014		1	13.66 to 12.97	14	1.55 to 0.80	1.14	-8.68 to -9.37
	2013		1	14.96 to 14.31	17	1.55 to 0.80	1.28	10.47 to 9.65
	2012		1	13.54 to 13.05	16	1.55 to 0.80	0.62	16.77 to 15.89
	2011		2	11.60 to 11.26	22	1.55 to 0.80	3.00	-14.71 to -15.34

Blue Chip Growth Trust Series I	2014		572	42.26 to 18.95	21,491	1.75 to 1.40	0.00	7.56 to 7.18
	2013		658	39.29 to 17.68	22,857	1.75 to 1.40	0.27	39.37 to 38.88
	2012		725	28.19 to 12.73	17,863	1.75 to 1.40	0.09	16.66 to 16.25
	2011		914	24.16 to 10.95	18,318	1.75 to 1.40	0.01	0.03 to -0.32
	2010		1,103	24.16 to 10.99	22,002	1.75 to 1.40	0.08	14.54 to 14.14

Blue Chip Growth Trust Series II	2014		620	25.71 to 18.98	16,230	1.90 to 1.00	0.00	7.80 to 6.83
	2013		708	24.06 to 17.60	17,249	1.90 to 1.00	0.11	38.38 to 35.68
	2012		903	17.39 to 12.61	15,933	1.90 to 1.00	0.00	15.86 to 0.85
	2011		1,018	15.01 to 13.46	15,490	1.90 to 1.15	0.00	0.09 to -0.66
	2010		1,175	15.11 to 13.45	17,962	1.90 to 1.15	0.05	14.61 to 13.76

Bond PS Series II	2014	(m)	0	13.33 to 12.96	0	2.00 to 0.80	8.68	3.87 to 2.81
	2013		0	12.84 to 12.61	0	2.00 to 0.80	0.00	-2.50 to -3.67
	2012		1	13.17 to 13.09	7	2.00 to 0.80	1.11	4.82 to 3.56
	2011		9	12.64 to 12.56	119	2.00 to 0.80	2.55	1.11 to 0.50

Bond Trust Series I	2014		73	13.59 to 13.27	981	1.55 to 0.80	2.59	4.69 to 3.91
	2013		76	12.98 to 12.77	985	1.55 to 0.80	2.97	-2.24 to -2.88
	2012		71	13.27 to 13.15	936	1.55 to 0.80	2.86	5.48 to 4.69
	2011		66	12.58 to 12.56	827	1.55 to 0.80	14.57	0.64 to 0.51

Bond Trust Series II	2014		5,628	12.53 to 12.51	73,486	2.00 to 0.80	2.35	0.27 to 0.09
	2013		6,475	12.61 to 12.13	82,017	1.90 to 1.00	2.74	-2.67 to -3.48
	2012		6,209	13.07 to 12.46	81,455	1.90 to 1.00	2.52	4.11 to -0.35
	2011		6,556	12.57 to 12.55	82,344	1.90 to 1.15	13.49	0.55 to 0.42

Capital Appreciation Trust Series I	2014		695	16.38 to 15.59	11,275	1.75 to 1.40	0.05	8.13 to 7.75
	2013		795	15.15 to 14.47	11,932	1.75 to 1.40	0.24	35.50 to 35.03
	2012		901	11.18 to 10.71	9,990	1.75 to 1.40	0.15	14.36 to 13.96
	2011		1,056	9.78 to 9.40	10,225	1.75 to 1.40	0.07	-1.31 to -1.66
	2010		1,257	9.91 to 9.56	12,339	1.75 to 1.40	0.15	10.28 to 9.89

Capital Appreciation Trust Series II	2014		341	23.88 to 18.65	8,285	1.90 to 1.00	0.00	8.38 to 7.41
	2013		383	22.23 to 17.21	8,686	1.90 to 1.00	0.21	34.52 to 33.83
	2012		488	16.53 to 12.68	8,227	1.90 to 1.00	0.06	13.65 to 1.45
	2011		558	14.54 to 13.17	8,267	1.90 to 1.15	0.03	-1.31 to -2.05
	2010		688	14.85 to 13.35	10,382	1.90 to 1.15	0.02	10.30 to 9.48

Capital Appreciation Value Trust Series II	2014		1,236	19.16 to 16.91	24,057	1.90 to 1.00	1.21	10.93 to 9.93
	2013		1,324	17.43 to 15.25	23,451	1.90 to 1.00	1.04	19.64 to 16.73
	2012		1,438	14.56 to 12.63	21,235	1.90 to 1.00	1.24	12.33 to 1.05
	2011		1,568	13.32 to 12.97	20,553	1.90 to 1.15	1.17	1.70 to 0.94
	2010		1,706	13.09 to 12.85	22,084	1.90 to 1.15	1.30	12.34 to 11.50

Core Bond Trust Series II	2014		74	17.33 to 16.59	1,250	1.85 to 1.40	2.96	4.26 to 3.80
	2013		57	16.62 to 15.98	934	1.85 to 1.40	1.77	-3.71 to -4.14
	2012		73	17.26 to 16.67	1,235	1.85 to 1.40	2.58	4.78 to 4.31
	2011		62	16.47 to 15.99	1,007	1.85 to 1.40	3.08	6.54 to 6.06
	2010		59	15.46 to 15.07	900	1.85 to 1.40	2.28	5.44 to 4.96

Core Strategy Trust Series I	2014		14	14.40 to 14.22	200	1.55 to 0.80	1.75	5.26 to 4.48
	2013	(l)	29	13.68 to 13.61	397	1.55 to 0.80	8.64	9.41 to 8.86

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Core Strategy Trust Series II	2014		13,885	$18.44 to $14.47	$248,865	2.10% to 0.35%	2.19%	5.54% to 3.71%
	2013		15,129	17.78 to 13.71	260,459	2.10 to 0.35	1.35	16.56 to 9.66
	2012		3,777	15.25 to 12.62	55,605	2.10 to 1.00	2.48	9.93 to 0.99
	2011		4,061	13.88 to 13.36	54,036	2.10 to 1.15	1.96	-1.13 to -2.07
	2010		4,192	14.17 to 13.51	56,653	2.10 to 1.15	2.09	13.36 to 10.89

Core Strategy Trust Series NAV	2014		34	21.61 to 15.74	674	1.60 to 1.20	2.47	4.88 to 4.46
	2013		35	20.60 to 15.07	652	1.60 to 1.20	0.65	17.86 to 17.39
	2012		43	17.48 to 12.83	680	1.60 to 1.20	3.13	11.23 to 2.67
	2011		27	15.72 to 15.72	423	1.20 to 1.20	2.14	-1.01 to -1.01
	2010		30	15.88 to 15.88	472	1.20 to 1.20	2.38	14.16 to 11.22

DWS Equity 500 Index (e)	2014		124	32.71 to 30.96	3,980	1.85 to 1.40	1.51	11.43 to 10.93
	2013		156	29.35 to 27.91	4,480	1.85 to 1.40	1.51	29.61 to 29.03
	2012		199	22.65 to 21.63	4,412	1.85 to 1.40	1.34	13.65 to 13.13
	2011		205	19.93 to 19.12	4,013	1.85 to 1.40	1.29	0.02 to -0.43
	2010		216	19.93 to 19.20	4,243	1.85 to 1.40	1.50	12.70 to 12.20

Equity-Income Trust Series I	2014		607	50.27 to 27.25	27,365	1.75 to 1.40	1.79	5.98 to 5.61
	2013		670	47.43 to 25.80	28,484	1.75 to 1.40	1.89	28.24 to 27.79
	2012		747	36.99 to 20.19	24,700	1.75 to 1.40	2.00	15.72 to 15.32
	2011		881	31.96 to 17.51	24,823	1.75 to 1.40	1.72	-2.19 to -2.53
	2010		1,009	32.68 to 17.96	29,280	1.75 to 1.40	1.86	13.52 to 13.12

Equity-Income Trust Series II	2014		1,083	22.46 to 17.31	24,890	1.90 to 1.00	1.58	6.17 to 5.22
	2013		1,223	21.35 to 16.31	26,727	1.90 to 1.00	1.65	27.31 to 22.48
	2012		1,462	16.77 to 12.70	25,099	1.90 to 1.00	1.84	14.96 to 1.57
	2011		1,638	14.59 to 12.23	24,410	1.90 to 1.15	1.63	-2.14 to -2.87
	2010		1,620	15.02 to 12.50	24,675	1.90 to 1.15	1.65	13.60 to 12.75

Financial Industries Trust Series I	2014	(k)	28	19.53 to 18.61	532	1.75 to 1.40	0.67	7.14 to 6.76
	2013		32	18.23 to 17.44	574	1.75 to 1.40	0.58	28.94 to 28.49
	2012		33	14.14 to 13.57	458	1.75 to 1.40	0.72	16.40 to 15.99
	2011		43	12.14 to 11.70	512	1.75 to 1.40	1.38	-10.77 to -11.08
	2010		63	13.61 to 13.16	843	1.75 to 1.40	0.31	10.69 to 10.31

Financial Industries Trust Series II	2014	(k)	190	19.65 to 17.68	3,773	1.90 to 1.00	0.50	7.34 to 6.38
	2013		229	18.47 to 16.47	4,257	1.90 to 1.00	0.42	28.03 to 22.12
	2012		261	14.43 to 12.75	3,771	1.90 to 1.00	0.62	15.59 to 2.01
	2011		293	12.48 to 9.99	3,643	1.90 to 1.15	1.43	-10.69 to -11.36
	2010		338	14.08 to 11.18	4,735	1.90 to 1.15	0.14	10.72 to 9.90

Franklin Templeton Founding Allocation Trust Series II	2014		5,542	27.29 to 14.23	82,146	1.90 to 0.35	2.76	2.45 to 0.87
	2013		6,374	26.64 to 14.11	92,181	1.90 to 0.35	2.16	23.84 to 21.94
	2012		7,018	21.51 to 11.57	82,897	1.90 to 0.35	2.78	15.62 to 13.83
	2011		7,857	18.61 to 10.16	81,210	1.90 to 0.35	2.63	-2.05 to -3.55
	2010		8,711	18.99 to 10.54	93,003	1.90 to 0.35	3.46	9.45 to 8.36

Fundamental All Cap Core Trust Series II	2014		233	30.27 to 28.72	6,905	1.85 to 1.40	0.20	8.03 to 7.55
	2013		303	28.02 to 26.71	8,327	1.85 to 1.40	0.73	33.66 to 33.06
	2012		360	20.96 to 20.07	7,419	1.85 to 1.40	0.58	21.59 to 21.04
	2011		381	17.24 to 16.58	6,464	1.85 to 1.40	0.84	-3.64 to -4.07
	2010		424	17.89 to 17.29	7,484	1.85 to 1.40	0.93	17.56 to 17.03

Fundamental Large Cap Value Trust Series I	2014		1,113	23.10 to 14.10	26,687	1.75 to 0.80	2.61	9.73 to 8.69
	2013	(l)	73	21.25 to 12.84	1,585	1.75 to 0.80	0.00	2.76 to 2.69

Fundamental Large Cap Value Trust Series II	2014		1,593	22.68 to 12.55	34,316	1.90 to 1.00	1.12	0.37 to 0.23
	2013		346	21.98 to 21.04	7,488	1.85 to 1.40	0.88	30.27 to 29.69
	2012		147	16.87 to 16.22	2,448	1.85 to 1.40	1.08	22.49 to 21.94
	2011		151	13.77 to 13.31	2,064	1.85 to 1.40	0.76	0.22 to -0.23
	2010		165	13.74 to 13.34	2,249	1.85 to 1.40	1.70	11.54 to 11.04

Fundamental Value Trust Series I	2014	(n)	0	20.58 to 18.15	0	1.75 to 0.80	1.83	6.27 to 5.41
	2013		1,346	19.52 to 17.07	27,472	1.75 to 0.80	1.28	31.20 to 25.34
	2012		1,495	14.88 to 12.89	23,189	1.75 to 0.80	0.90	12.47 to 11.40
	2011		1,709	13.36 to 11.46	23,527	1.75 to 0.80	0.77	-4.55 to -5.45
	2010		2,046	14.13 to 12.01	29,715	1.75 to 0.80	1.09	12.20 to 11.14

Fundamental Value Trust Series II	2014	(n)	0	21.78 to 17.81	0	1.90 to 1.00	1.58	5.90 to 5.10
	2013		1,489	20.72 to 16.81	31,085	1.90 to 1.00	1.04	30.70 to 24.98
	2012		1,922	15.86 to 12.75	30,725	1.90 to 1.00	0.72	11.04 to 2.00
	2011		2,185	14.28 to 11.54	31,372	1.90 to 1.15	0.60	-5.08 to -5.79
	2010		2,527	15.16 to 12.16	38,467	1.90 to 1.15	0.90	11.59 to 10.76

Global Bond Trust Series I	2014		54	22.92 to 15.64	1,819	1.75 to 0.80	0.91	1.47 to 0.51
	2013		63	22.80 to 15.41	2,085	1.75 to 0.80	0.43	-6.17 to -7.06
	2012		77	24.53 to 16.42	2,748	1.75 to 0.80	6.79	6.17 to 5.16
	2011		96	23.33 to 15.47	3,148	1.75 to 0.80	5.88	8.22 to 7.19
	2010		131	21.76 to 14.30	3,817	1.75 to 0.80	3.37	9.43 to 8.39

Global Bond Trust Series II	2014		567	20.92 to 11.68	11,158	1.90 to 1.00	0.73	1.11 to 0.21
	2013		668	20.88 to 11.55	13,536	1.90 to 1.00	0.24	-6.61 to -7.44
	2012		710	22.56 to 12.37	15,861	1.90 to 1.00	7.01	4.79 to -1.06
	2011		780	21.53 to 17.23	16,608	1.90 to 1.15	5.98	7.61 to 6.81

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Global Bond Trust Series II	2010	937	$20.15 to $16.02	$18,637	1.90% to 1.15%	3.24%	8.86% to 8.05%

Global Trust Series I	2014	235	17.78 to 16.78	8,311	1.75 to 0.80	1.98	-3.38 to -4.29
	2013	238	18.57 to 17.36	8,955	1.75 to 0.80	1.47	28.81 to 26.45
	2012	274	14.42 to 13.35	8,009	1.75 to 0.80	2.14	20.77 to 19.62
	2011	314	12.05 to 11.06	7,575	1.75 to 0.80	1.93	-6.75 to -7.63
	2010	361	13.05 to 11.86	9,356	1.75 to 0.80	1.52	6.90 to 5.89

Global Trust Series II	2014	452	19.78 to 12.39	8,890	1.90 to 1.00	2.96	-0.84 to -0.98
	2013	245	21.98 to 20.86	5,298	1.85 to 1.40	1.33	29.02 to 28.44
	2012	262	17.04 to 16.24	4,392	1.85 to 1.40	1.97	19.81 to 19.27
	2011	305	14.22 to 13.62	4,280	1.85 to 1.40	1.81	-7.52 to -7.94
	2010	330	15.38 to 14.79	5,009	1.85 to 1.40	1.34	6.06 to 5.58

Health Sciences Trust Series I	2014	75	57.01 to 54.35	4,158	1.75 to 1.40	0.00	30.00 to 29.54
	2013	81	43.86 to 41.95	3,484	1.75 to 1.40	0.00	48.98 to 48.46
	2012	80	29.44 to 28.26	2,304	1.75 to 1.40	0.00	30.11 to 29.65
	2011	84	22.63 to 21.80	1,861	1.75 to 1.40	0.00	9.03 to 8.65
	2010	99	20.75 to 20.06	2,017	1.75 to 1.40	0.00	14.09 to 13.69

Health Sciences Trust Series II	2014	257	57.72 to 24.43	14,599	1.90 to 1.00	0.00	30.24 to 29.07
	2013	278	44.72 to 18.76	12,358	1.90 to 1.00	0.00	47.95 to 38.97
	2012	313	30.23 to 12.57	9,405	1.90 to 1.00	0.00	29.16 to 0.52
	2011	284	23.40 to 17.42	6,568	1.90 to 1.15	0.00	9.13 to 8.32
	2010	320	21.61 to 15.96	6,838	1.90 to 1.15	0.00	14.15 to 13.30

High Yield Trust Series I	2014	112	20.62 to 12.71	2,373	1.75 to 0.80	6.56	-0.68 to -1.62
	2013	115	20.96 to 12.80	2,466	1.75 to 0.80	6.60	6.64 to 2.41
	2012	109	23.95 to 19.65	2,401	1.75 to 1.40	7.78	17.33 to 16.92
	2011	129	20.41 to 16.81	2,402	1.75 to 1.40	7.79	-0.50 to -0.85
	2010	176	20.52 to 16.95	3,254	1.75 to 1.40	35.43	12.20 to 11.81

High Yield Trust Series II	2014	368	23.62 to 13.39	8,111	1.90 to 1.00	5.88	-1.24 to -2.12
	2013	429	24.13 to 13.56	10,149	1.90 to 1.00	6.74	6.32 to 4.87
	2012	314	22.70 to 12.64	7,170	1.90 to 1.00	7.41	16.62 to 1.09
	2011	354	19.46 to 15.75	6,915	1.90 to 1.15	8.34	-0.48 to -1.22
	2010	385	19.70 to 15.83	7,614	1.90 to 1.15	36.39	12.24 to 11.40

International Core Trust Series I	2014	86	13.20 to 12.66	1,425	1.75 to 0.80	3.59	-7.44 to -8.32
	2013	84	14.27 to 13.80	1,510	1.75 to 0.80	2.68	23.38 to 22.82
	2012	102	11.51 to 11.24	1,468	1.75 to 0.80	2.71	14.13 to 13.04
	2011	132	10.08 to 9.94	1,652	1.75 to 0.80	2.24	-10.29 to -11.14
	2010	151	11.24 to 11.19	2,107	1.75 to 0.80	1.81	8.70 to 7.68

International Core Trust Series II	2014	78	17.68 to 14.69	1,415	1.90 to 1.00	3.45	-7.84 to -8.67
	2013	70	19.36 to 15.94	1,389	1.90 to 1.00	2.44	22.97 to 22.43
	2012	84	15.81 to 12.90	1,362	1.90 to 1.00	2.39	12.65 to 3.23
	2011	113	14.04 to 10.03	1,609	1.90 to 1.15	2.19	-10.83 to -11.50
	2010	112	15.86 to 11.25	1,800	1.90 to 1.15	1.64	8.13 to 7.32

International Equity Index Trust B Series I	2014	79	14.05 to 13.94	1,111	1.75 to 1.40	3.37	-5.94 to -6.27
	2013	73	14.94 to 14.88	1,084	1.75 to 1.40	2.38	12.96 to 12.57
	2012	81	13.22 to 13.21	1,068	1.75 to 1.40	6.96	5.78 to 5.72

International Equity Index Trust B Series II	2014	217	13.84 to 13.77	3,029	1.90 to 1.00	2.66	-5.75 to -6.59
	2013	253	14.82 to 14.61	3,757	1.90 to 1.00	2.10	12.41 to 12.17
	2012	323	13.21 to 12.90	4,274	1.90 to 1.00	6.11	5.66 to 3.23

International Equity Index Trust B Series NAV	2014	132	11.38 to 10.99	1,479	1.85 to 1.40	2.64	-5.90 to -6.32
	2013	211	12.09 to 11.74	2,518	1.85 to 1.40	2.43	12.95 to 12.44
	2012	225	10.71 to 10.44	2,386	1.85 to 1.40	1.24	16.12 to 15.59
	2011	239	9.22 to 9.03	2,189	1.85 to 1.40	3.28	-15.18 to -15.57
	2010	265	10.87 to 10.69	2,866	1.85 to 1.40	2.56	9.89 to 9.40

International Growth Stock Trust Series II	2014	178	14.84 to 14.82	2,654	1.90 to 1.00	1.62	-0.99 to -1.88
	2013	174	15.12 to 14.97	2,638	1.90 to 1.00	1.04	16.63 to 16.16
	2012	188	12.97 to 12.72	2,438	1.90 to 1.00	3.02	3.73 to 1.78

International Small Company Trust Series I	2014	104	16.99 to 16.19	1,718	1.75 to 0.80	1.28	-7.64 to -8.51
	2013	129	18.40 to 17.69	2,318	1.75 to 0.80	1.89	24.15 to 20.61
	2012	132	14.68 to 14.25	1,901	1.75 to 0.80	1.29	18.23 to 17.11
	2011	157	12.42 to 12.17	1,924	1.75 to 0.80	1.50	-16.89 to -17.68
	2010	204	14.94 to 14.78	3,024	1.75 to 0.80	2.49	21.72 to 20.58

International Small Company Trust Series II	2014	206	15.89 to 14.88	3,327	1.90 to 1.00	1.17	-8.02 to -8.84
	2013	237	17.43 to 16.17	4,197	1.90 to 1.00	1.51	23.65 to 20.22
	2012	304	14.10 to 12.96	4,329	1.90 to 1.00	1.11	16.75 to 3.71
	2011	353	12.27 to 12.08	4,291	1.90 to 1.15	1.37	-17.38 to -17.99
	2010	394	14.85 to 14.73	5,826	1.90 to 1.15	2.51	21.06 to 20.15

International Value Trust Series I	2014	249	18.32 to 13.10	4,752	1.75 to 0.80	2.69	-13.21 to -14.03
	2013	281	21.30 to 15.09	6,204	1.75 to 0.80	1.73	24.46 to 23.96
	2012	312	17.19 to 12.06	5,548	1.75 to 0.80	2.59	18.43 to 17.30
	2011	360	14.65 to 10.18	5,424	1.75 to 0.80	2.23	-13.55 to -14.36
	2010	440	17.11 to 11.78	7,726	1.75 to 0.80	1.89	7.12 to 6.11

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
International Value Trust Series II	2014		402	$20.24 to $13.98	$8,324	1.90% to 1.00%	2.38%	-13.52% to -14.30%
	2013		516	23.61 to 16.17	12,422	1.90 to 1.00	1.49	24.00 to 23.52
	2012		622	19.11 to 12.97	12,111	1.90 to 1.00	2.48	16.82 to 3.77
	2011		708	16.36 to 10.61	11,757	1.90 to 1.15	2.12	-13.98 to -14.63
	2010		799	19.16 to 12.33	15,513	1.90 to 1.15	1.72	6.54 to 5.74

Investment Quality Bond Trust Series I	2014		153	21.80 to 16.70	4,217	1.75 to 0.80	2.95	4.63 to 3.64
	2013		171	21.03 to 15.96	4,601	1.75 to 0.80	3.67	-2.90 to -3.62
	2012		190	21.82 to 16.40	5,325	1.75 to 0.80	2.01	6.72 to 5.71
	2011		222	20.64 to 15.37	5,887	1.75 to 0.80	3.98	7.21 to 6.20
	2010		262	19.44 to 14.33	6,614	1.75 to 0.80	4.95	6.60 to 5.59

Investment Quality Bond Trust Series II	2014		1,016	18.73 to 12.59	18,879	1.90 to 1.00	2.73	4.22 to 3.28
	2013		1,120	18.14 to 12.08	20,372	1.90 to 1.00	3.52	-3.17 to -3.88
	2012		1,186	18.87 to 12.45	22,845	1.90 to 1.00	1.87	5.26 to -0.39
	2011		1,246	17.93 to 16.60	22,733	1.90 to 1.15	3.58	6.62 to 5.83
	2010		1,566	16.94 to 15.57	26,939	1.90 to 1.15	4.74	6.07 to 5.28

Lifestyle Aggressive MVP Series I	2014	(f)	30	23.43 to 17.72	676	1.75 to 1.40	1.94	-0.01 to -0.36
	2013		117	23.43 to 17.78	2,469	1.75 to 1.40	2.34	24.96 to 24.52
	2012		130	18.75 to 14.28	2,191	1.75 to 1.40	1.29	14.98 to 14.58
	2011		151	16.31 to 12.46	2,186	1.75 to 1.40	1.69	-7.80 to -8.12
	2010		162	17.69 to 13.57	2,562	1.75 to 1.40	1.71	14.83 to 14.43

Lifestyle Aggressive MVP Series II	2014	(f)	412	21.75 to 16.03	9,216	1.90 to 1.00	1.95	0.29 to -0.61
	2013		1,298	21.88 to 15.99	29,176	1.90 to 1.00	2.17	24.06 to 21.37
	2012		1,511	17.64 to 12.77	27,254	1.90 to 1.00	1.16	14.23 to 2.18
	2011		1,723	15.44 to 11.35	27,075	1.90 to 1.15	1.49	-7.78 to -8.47
	2010		2,053	16.87 to 12.31	34,935	1.90 to 1.15	1.67	14.80 to 13.94

Lifestyle Aggressive Trust PS Series I	2014	(l)	129	13.30 to 13.25	1,710	1.75 to 1.40	2.49	3.95 to 3.59

Lifestyle Aggressive Trust PS Series II	2014	(l)	1,146	13.32 to 13.19	15,190	1.90 to 1.00	2.31	4.16 to 3.23

Lifestyle Balanced MVP Series I	2014	(g)	451	19.89 to 16.69	10,286	1.75 to 0.80	2.20	3.46 to 2.48
	2013		1,295	19.41 to 16.13	27,826	1.75 to 0.80	2.74	10.83 to 9.82
	2012		1,417	17.51 to 14.42	27,608	1.75 to 0.80	2.31	10.97 to 9.92
	2011		1,380	15.93 to 12.99	24,882	1.75 to 0.80	3.25	-0.18 to -1.12
	2010		1,410	16.11 to 13.02	26,554	1.75 to 0.80	2.51	10.86 to 9.81

Lifestyle Balanced MVP Series II	2014	(g)	15,841	16.76 to 16.26	303,810	2.10 to 0.35	2.05	3.67 to 1.87
	2013		43,843	16.45 to 15.68	831,975	2.10 to 0.35	2.53	12.15 to 10.20
	2012		48,964	14.93 to 13.98	846,289	2.10 to 0.35	2.03	11.31 to 9.37
	2011		52,931	13.65 to 12.56	834,569	2.10 to 0.35	3.05	0.07 to -1.66
	2010		56,894	13.88 to 12.55	910,709	2.10 to 0.35	2.58	11.06 to 7.90

Lifestyle Balanced Trust PS Series I	2014	(l)	1,196	13.29 to 13.15	15,793	1.75 to 0.80	3.16	5.11 to 4.12

Lifestyle Balanced Trust PS Series II	2014		32,614	15.07 to 13.33	455,631	2.00 to 0.35	2.85	5.37 to 3.65
	2013		505	14.54 to 12.65	7,423	2.00 to 0.35	2.26	10.45 to 1.19
	2012		396	13.63 to 13.16	5,272	2.00 to 0.80	1.08	9.66 to 8.34
	2011		282	12.43 to 12.15	3,438	2.00 to 0.80	4.33	-0.56 to -2.82

Lifestyle Conservative MVP Series I	2014	(h)	101	20.91 to 16.52	2,614	1.75 to 0.80	2.07	4.18 to 3.19
	2013		334	20.26 to 15.86	7,761	1.75 to 0.80	3.26	2.31 to 2.07
	2012		413	19.85 to 15.39	9,366	1.75 to 0.80	2.73	7.65 to 6.62
	2011		470	18.61 to 14.29	9,859	1.75 to 0.80	4.05	3.40 to 2.42
	2010		547	18.17 to 13.82	11,142	1.75 to 0.80	2.61	8.25 to 7.23

Lifestyle Conservative MVP Series II	2014	(h)	4,090	16.51 to 14.83	75,095	2.10 to 0.35	2.07	4.47 to 2.66
	2013		10,438	15.80 to 14.45	188,109	2.10 to 0.35	3.03	3.33 to 1.54
	2012		12,375	15.29 to 14.23	220,024	2.10 to 0.35	2.63	7.89 to 6.00
	2011		12,905	14.17 to 13.42	215,912	2.10 to 0.35	3.94	3.68 to 1.89
	2010		13,932	13.67 to 13.17	229,082	2.10 to 0.35	2.57	5.39 to 3.52

Lifestyle Conservative Trust PS Series I	2014	(l)	294	13.13 to 12.99	3,834	1.75 to 0.80	3.34	4.70 to 3.71

Lifestyle Conservative Trust PS Series II	2014		7,228	13.85 to 13.16	97,731	2.00 to 0.35	3.08	5.04 to 3.33
	2013		306	13.41 to 12.53	4,189	2.00 to 0.35	2.27	1.80 to 0.20
	2012		294	13.35 to 13.17	3,923	2.00 to 0.80	1.31	6.67 to 5.39
	2011		179	12.52 to 12.50	2,242	2.00 to 0.80	6.01	0.13 to -0.03

Lifestyle Growth MVP Series I	2014	(i)	248	18.60 to 16.73	5,422	1.75 to 0.80	2.10	1.35 to 0.39
	2013		791	18.53 to 16.51	16,912	1.75 to 0.80	2.35	17.27 to 15.33
	2012		952	15.80 to 13.95	17,333	1.75 to 0.80	1.78	12.96 to 11.88
	2011		1,016	14.12 to 12.35	16,596	1.75 to 0.80	2.66	-2.38 to -3.31
	2010		1,040	14.60 to 12.65	17,871	1.75 to 0.80	2.34	12.12 to 11.06

Lifestyle Growth MVP Series II	2014	(i)	17,851	17.86 to 16.21	345,466	2.10 to 0.35	1.94	1.68 to -0.08
	2013		52,807	17.88 to 15.94	1,025,006	2.10 to 0.35	2.24	18.67 to 16.61
	2012		57,177	15.33 to 13.43	950,403	2.10 to 0.35	1.62	13.19 to 11.21
	2011		59,614	13.78 to 11.87	893,280	2.10 to 0.35	2.46	-2.15 to -3.84
	2010		63,087	14.34 to 12.13	981,607	2.10 to 0.35	2.24	14.68 to 10.73

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Lifestyle Growth Trust PS Series I	2014	(l)	751	$13.40 to $13.26	$9,990	1.75% to 0.80%	2.89%	5.32% to 4.32%

Lifestyle Growth Trust PS Series II	2014		41,887	15.89 to 13.43	592,594	2.00 to 0.35	2.69	5.51 to 3.79
	2013		836	15.31 to 12.73	13,029	2.00 to 0.35	1.49	16.51 to 1.81
	2012		723	13.82 to 13.14	9,600	2.00 to 0.80	0.85	11.55 to 10.21
	2011		600	12.39 to 11.92	7,184	2.00 to 0.80	3.93	-0.89 to -4.63

Lifestyle Moderate MVP Series I	2014	(j)	198	20.67 to 17.14	4,698	1.75 to 0.80	2.48	4.10 to 3.12
	2013		412	20.04 to 16.46	9,425	1.75 to 0.80	2.76	8.31 to 7.71
	2012		522	18.50 to 15.05	10,921	1.75 to 0.80	2.43	9.78 to 8.74
	2011		571	17.02 to 13.71	11,196	1.75 to 0.80	3.28	1.51 to 0.56
	2010		696	16.92 to 13.51	13,480	1.75 to 0.80	2.55	9.67 to 8.64

Lifestyle Moderate MVP Series II	2014	(j)	6,178	16.91 to 16.24	117,227	2.10 to 0.35	2.14	4.32 to 2.51
	2013		15,911	16.21 to 15.84	297,846	2.10 to 0.35	2.63	9.59 to 7.69
	2012		18,074	14.80 to 14.71	314,675	2.10 to 0.35	2.26	10.11 to 8.19
	2011		19,554	13.60 to 13.44	314,277	2.10 to 0.35	3.40	1.78 to 0.02
	2010		20,211	13.59 to 13.20	324,398	2.10 to 0.35	2.57	8.75 to 6.30

Lifestyle Moderate Trust PS Series I	2014	(l)	307	13.24 to 13.11	4,030	1.75 to 0.80	3.10	5.06 to 4.07

Lifestyle Moderate Trust PS Series II	2014		11,808	14.77 to 13.28	163,352	2.00 to 0.35	2.92	5.24 to 3.52
	2013		496	14.27 to 12.62	7,174	2.00 to 0.35	2.35	7.94 to 0.93
	2012		411	13.56 to 13.22	5,487	2.00 to 0.80	1.35	8.68 to 7.37
	2011		180	12.48 to 12.31	2,225	2.00 to 0.80	4.70	-0.20 to -1.48

Mid Cap Index Trust Series I	2014		42	32.51 to 26.32	1,422	1.75 to 0.80	1.00	8.47 to 7.45
	2013		43	30.26 to 24.27	1,352	1.75 to 0.80	1.07	30.72 to 24.50
	2012		46	23.15 to 18.39	1,096	1.75 to 0.80	1.33	16.54 to 15.43
	2011		61	20.05 to 15.78	1,249	1.75 to 0.80	0.55	-3.03 to -3.94
	2010		90	20.88 to 16.27	1,921	1.75 to 0.80	1.09	24.98 to 23.80

Mid Cap Index Trust Series II	2014		345	29.25 to 18.09	10,054	1.90 to 1.00	0.72	8.03 to 7.07
	2013		443	27.32 to 16.75	12,210	1.90 to 1.00	0.86	30.26 to 24.08
	2012		502	20.98 to 12.74	10,639	1.90 to 1.00	1.23	15.08 to 1.92
	2011		555	18.23 to 13.68	10,194	1.90 to 1.15	0.45	-3.58 to -4.30
	2010		620	19.05 to 14.19	11,969	1.90 to 1.15	0.82	24.37 to 23.44

Mid Cap Stock Trust Series I	2014		309	26.74 to 19.67	8,229	1.75 to 0.80	0.10	7.16 to 6.14
	2013		361	25.19 to 18.36	9,061	1.75 to 0.80	0.04	34.45 to 29.46
	2012		413	18.74 to 13.52	7,686	1.75 to 0.80	0.00	21.23 to 20.08
	2011		490	15.60 to 11.15	7,589	1.75 to 0.80	0.00	-9.92 to -10.77
	2010		592	17.49 to 12.38	10,302	1.75 to 0.80	0.00	22.10 to 20.95

Mid Cap Stock Trust Series II	2014		429	31.82 to 18.48	13,579	1.90 to 1.00	0.00	6.75 to 5.79
	2013		552	30.08 to 17.31	16,515	1.90 to 1.00	0.00	33.94 to 29.03
	2012		626	22.46 to 12.81	14,073	1.90 to 1.00	0.00	19.70 to 2.48
	2011		737	18.76 to 12.22	13,817	1.90 to 1.15	0.00	-10.43 to -11.10
	2010		813	21.10 to 13.64	17,115	1.90 to 1.15	0.00	21.40 to 20.50

Mid Value Trust Series I	2014		121	31.04 to 26.20	3,252	1.75 to 0.80	0.69	9.72 to 8.69
	2013		137	28.29 to 24.10	3,384	1.75 to 0.80	1.00	29.12 to 23.42
	2012		156	21.70 to 18.67	2,973	1.75 to 0.80	0.82	18.58 to 17.45
	2011		184	18.30 to 15.89	2,964	1.75 to 0.80	0.64	-5.68 to -6.57
	2010		237	19.40 to 17.01	4,085	1.75 to 0.80	2.00	15.23 to 14.14

Mid Value Trust Series II	2014		375	26.80 to 25.66	9,893	1.85 to 1.40	0.52	8.86 to 8.37
	2013		444	24.62 to 23.67	10,756	1.85 to 1.40	0.79	29.31 to 28.73
	2012		538	19.04 to 18.39	10,102	1.85 to 1.40	0.63	17.62 to 17.09
	2011		619	16.18 to 15.71	9,906	1.85 to 1.40	0.50	-6.35 to -6.77
	2010		748	17.28 to 16.85	12,804	1.85 to 1.40	1.79	14.18 to 13.67

Money Market Trust B Series NAV	2014		128	11.90 to 11.50	1,500	1.85 to 1.40	0.00	-1.39 to -1.83
	2013		203	12.07 to 11.71	2,423	1.85 to 1.40	0.01	-1.38 to -1.82
	2012		270	12.24 to 11.93	3,266	1.85 to 1.40	0.04	-1.35 to -1.80
	2011		242	12.40 to 12.15	2,971	1.85 to 1.40	0.00	-1.30 to -1.75
	2010		354	12.57 to 12.36	4,417	1.85 to 1.40	0.05	-1.34 to -1.79

Money Market Trust Series I	2014		238	12.11 to 12.03	3,675	1.75 to 0.80	0.00	-0.79 to -1.73
	2013		317	12.32 to 12.12	4,997	1.75 to 0.80	0.00	-0.79 to -1.73
	2012		516	12.54 to 12.22	8,141	1.75 to 0.80	0.00	-0.79 to -1.74
	2011		572	12.76 to 12.32	9,187	1.75 to 0.80	0.00	-0.72 to -1.66
	2010		642	12.97 to 12.41	10,278	1.75 to 0.80	0.00	-0.80 to -1.73

Money Market Trust Series II	2014		2,032	12.32 to 11.32	24,079	1.90 to 0.35	0.00	-0.35 to -1.88
	2013		2,775	12.37 to 11.54	33,311	1.90 to 0.35	0.00	-0.34 to -1.88
	2012		3,931	12.41 to 11.76	47,900	1.90 to 0.35	0.00	-0.34 to -1.88
	2011		4,854	12.45 to 11.99	60,032	1.90 to 0.35	0.00	-0.28 to -1.81
	2010		4,659	12.49 to 12.21	58,457	1.90 to 0.35	0.00	-0.15 to -1.88

Mutual Shares Trust Series I	2014		46	17.65 to 16.76	802	1.55 to 0.80	3.24	6.43 to 5.64
	2013		49	16.58 to 15.87	798	1.55 to 0.80	1.39	26.37 to 21.65
	2012		53	13.02 to 12.55	691	1.55 to 0.80	1.45	13.11 to 12.26
	2011		53	11.51 to 11.18	612	1.55 to 0.80	1.05	-1.73 to -2.46
	2010		37	11.72 to 11.47	432	1.55 to 0.80	3.98	10.63 to 9.80

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Natural Resources Trust Series II	2014	(o)	0	$29.94 to $11.88	$0	1.90% to 1.00%	1.28%	-8.77% to -9.47%
	2013		280	33.07 to 13.03	7,667	1.90 to 1.00	0.35	1.88 to 0.97
	2012		358	32.76 to 12.79	9,937	1.90 to 1.00	0.56	2.29 to -1.67
	2011		422	33.32 to 11.48	11,887	1.90 to 1.15	0.31	-21.29 to -21.87
	2010		436	42.64 to 14.59	15,562	1.90 to 1.15	0.42	13.56 to 12.71

PIMCO All Asset (e)	2014		138	19.26 to 18.36	2,608	1.85 to 1.40	4.55	-1.15 to -1.60
	2013		178	19.49 to 18.66	3,420	1.85 to 1.40	4.12	-1.49 to -1.93
	2012		197	19.78 to 19.02	3,841	1.85 to 1.40	4.48	13.04 to 12.53
	2011		203	17.50 to 16.91	3,511	1.85 to 1.40	6.47	0.25 to -0.20
	2010		200	17.46 to 16.94	3,453	1.85 to 1.40	7.01	11.14 to 10.64

Real Estate Securities Trust Series I	2014		53	49.65 to 46.37	2,605	1.75 to 1.40	1.59	29.90 to 29.45
	2013		62	38.22 to 35.82	2,340	1.75 to 1.40	1.86	-1.49 to -1.84
	2012		68	38.80 to 36.49	2,586	1.75 to 1.40	1.66	15.62 to 15.21
	2011		79	33.56 to 31.67	2,590	1.75 to 1.40	1.37	7.95 to 7.57
	2010		101	31.09 to 29.44	3,087	1.75 to 1.40	1.83	27.40 to 26.96

Real Estate Securities Trust Series II	2014		244	37.84 to 16.49	8,749	1.90 to 1.00	1.37	30.22 to 29.05
	2013		306	29.32 to 12.66	8,669	1.90 to 1.00	1.60	-2.25 to -3.33
	2012		341	30.00 to 12.84	9,983	1.90 to 1.00	1.50	14.87 to 2.69
	2011		351	26.12 to 13.80	8,890	1.90 to 1.15	1.22	7.99 to 7.19
	2010		432	24.37 to 12.78	10,202	1.90 to 1.15	1.62	27.40 to 26.45

Real Return Bond Trust Series II	2014		238	17.96 to 17.05	4,189	1.85 to 1.40	2.80	3.08 to 2.62
	2013		305	17.43 to 16.61	5,208	1.85 to 1.40	2.21	-10.68 to -11.09
	2012		423	19.51 to 18.68	8,110	1.85 to 1.40	1.57	7.07 to 6.58
	2011		460	18.22 to 17.53	8,239	1.85 to 1.40	3.62	10.31 to 9.82
	2010		572	16.52 to 15.96	9,312	1.85 to 1.40	10.82	7.16 to 6.68

Science & Technology Trust Series I	2014		325	25.92 to 8.86	6,845	1.75 to 1.40	0.00	11.32 to 10.94
	2013		363	23.28 to 7.99	6,842	1.75 to 1.40	0.00	41.54 to 41.04
	2012		418	16.45 to 5.66	5,528	1.75 to 1.40	0.00	8.91 to 8.52
	2011		503	15.11 to 5.22	5,971	1.75 to 1.40	0.00	-9.03 to -9.34
	2010		650	16.60 to 5.76	8,333	1.75 to 1.40	0.00	22.88 to 22.45

Science & Technology Trust Series II	2014		210	26.59 to 20.15	5,562	1.90 to 1.00	0.00	11.58 to 10.58
	2013		230	24.05 to 18.06	5,552	1.90 to 1.00	0.00	40.57 to 37.66
	2012		296	17.11 to 12.73	5,103	1.90 to 1.00	0.00	8.14 to 1.86
	2011		300	15.82 to 14.86	4,780	1.90 to 1.15	0.00	-9.02 to -9.70
	2010		385	17.52 to 16.33	6,815	1.90 to 1.15	0.00	22.96 to 22.05

Short Term Government Income Trust Series I	2014		289	12.44 to 12.24	3,584	1.75 to 1.40	1.87	-0.26 to -0.61
	2013		359	12.47 to 12.31	4,459	1.75 to 1.40	1.76	-2.24 to -2.58
	2012		626	12.76 to 12.64	7,969	1.75 to 1.40	1.60	-0.21 to -0.56
	2011		683	12.78 to 12.71	8,724	1.75 to 1.40	2.25	1.34 to 0.99
	2010		814	12.61 to 12.58	10,263	1.75 to 1.40	1.40	0.91 to 0.67

Short Term Government Income Trust Series II	2014		384	12.21 to 12.04	4,685	1.90 to 1.00	1.68	-0.06 to -0.96
	2013		511	12.22 to 12.16	6,295	1.90 to 1.00	1.74	-2.05 to -2.92
	2012		583	12.52 to 12.47	7,349	1.90 to 1.00	1.41	-0.22 to -0.90
	2011		656	12.79 to 12.64	8,327	1.90 to 1.15	1.96	1.39 to 0.64
	2010		919	12.62 to 12.56	11,557	1.90 to 1.15	1.24	0.95 to 0.44

Small Cap Growth Trust Series I	2014		1	21.83 to 20.73	21	1.55 to 0.80	0.00	6.71 to 5.92
	2013		1	20.46 to 19.57	21	1.55 to 0.80	0.00	41.87 to 34.84
	2012		1	14.31 to 13.80	15	1.55 to 0.80	0.00	15.53 to 14.67
	2011		2	12.39 to 12.03	21	1.55 to 0.80	0.00	-7.56 to -8.25

Small Cap Growth Trust Series II	2014		121	28.15 to 19.54	3,278	1.90 to 1.00	0.00	6.27 to 5.32
	2013		147	26.72 to 18.39	3,828	1.90 to 1.00	0.00	41.09 to 34.45
	2012		144	18.94 to 12.92	2,654	1.90 to 1.00	0.00	14.09 to 3.34
	2011		158	16.60 to 12.21	2,534	1.90 to 1.15	0.00	-8.07 to -8.76
	2010		148	18.20 to 13.29	2,592	1.90 to 1.15	0.00	20.32 to 19.42

Small Cap Index Trust Series I	2014		20	26.49 to 25.97	534	1.75 to 1.40	0.96	3.14 to 2.77
	2013		19	25.68 to 25.27	472	1.75 to 1.40	1.37	36.69 to 36.22
	2012		19	18.79 to 18.55	363	1.75 to 1.40	1.68	14.48 to 14.08
	2011		28	16.41 to 16.26	450	1.75 to 1.40	1.01	-5.83 to -6.15
	2010		42	17.43 to 17.33	732	1.75 to 1.40	0.53	24.61 to 24.17

Small Cap Index Trust Series II	2014		261	27.33 to 25.82	7,033	1.85 to 1.40	0.65	2.96 to 2.49
	2013		373	26.55 to 25.19	9,773	1.85 to 1.40	1.24	36.42 to 35.81
	2012		411	19.46 to 18.55	7,898	1.85 to 1.40	1.80	14.20 to 13.69
	2011		436	17.04 to 16.32	7,353	1.85 to 1.40	0.93	-5.97 to -6.39
	2010		477	18.12 to 17.43	8,568	1.85 to 1.40	0.29	24.34 to 23.79

Small Cap Opportunities Trust Series I	2014		97	33.39 to 32.06	3,196	1.75 to 1.40	0.05	0.96 to 0.61
	2013		115	33.07 to 31.86	3,766	1.75 to 1.40	0.59	38.21 to 37.73
	2012		50	23.93 to 23.13	1,186	1.75 to 1.40	0.00	15.21 to 14.81
	2011		55	20.77 to 20.15	1,126	1.75 to 1.40	0.09	-4.51 to -4.84
	2010		86	21.75 to 21.18	1,864	1.75 to 1.40	0.00	27.87 to 27.42

Small Cap Opportunities Trust Series II	2014		208	30.89 to 18.04	6,623	1.90 to 1.00	0.00	1.11 to 0.21

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Small Cap Opportunities Trust Series II	2013	243	$30.82 to $17.84	$7,719	1.90% to 1.00%	0.43%	37.29% to 29.91%
	2012	266	22.45 to 12.88	6,066	1.90 to 1.00	0.00	14.41 to 3.04
	2011	289	19.62 to 10.29	5,727	1.90 to 1.15	0.06	-4.43 to -5.14
	2010	258	20.69 to 10.77	5,378	1.90 to 1.15	0.00	27.86 to 26.91

Small Cap Value Trust Series II	2014	155	27.27 to 17.97	4,134	1.90 to 1.00	0.43	5.89 to 4.94
	2013	167	25.99 to 16.97	4,316	1.90 to 1.00	0.41	30.50 to 25.04
	2012	163	19.91 to 12.89	3,176	1.90 to 1.00	0.63	13.32 to 3.13
	2011	201	17.57 to 14.95	3,470	1.90 to 1.15	0.64	-0.31 to -1.05
	2010	213	17.76 to 15.00	3,697	1.90 to 1.15	0.15	24.49 to 23.56

Small Company Value Trust Series I	2014	82	36.71 to 35.90	2,954	1.75 to 1.40	0.03	-1.28 to -1.63
	2013	102	37.32 to 36.37	3,745	1.75 to 1.40	1.63	29.78 to 29.33
	2012	118	28.86 to 28.02	3,316	1.75 to 1.40	0.24	14.67 to 14.27
	2011	152	25.25 to 24.44	3,751	1.75 to 1.40	0.54	-2.30 to -2.64
	2010	179	25.94 to 25.01	4,530	1.75 to 1.40	1.35	19.67 to 19.26

Small Company Value Trust Series II	2014	334	27.81 to 16.64	9,453	1.90 to 1.00	0.00	-1.11 to -2.00
	2013	406	28.38 to 16.83	11,736	1.90 to 1.00	1.60	28.93 to 23.58
	2012	482	22.01 to 12.93	10,774	1.90 to 1.00	0.12	13.91 to 3.47
	2011	560	19.32 to 12.95	10,926	1.90 to 1.15	0.36	-2.33 to -3.05
	2010	644	19.93 to 13.26	12,957	1.90 to 1.15	1.17	19.77 to 18.88

Strategic Income Opportunities Trust Series I	2014	192	21.95 to 21.14	4,195	1.75 to 1.40	4.23	3.60 to 3.24
	2013	219	21.19 to 20.48	4,623	1.75 to 1.40	5.23	2.37 to 2.02
	2012	257	20.69 to 20.08	5,299	1.75 to 1.40	6.43	11.28 to 10.89
	2011	309	18.60 to 18.10	5,728	1.75 to 1.40	9.88	0.61 to 0.26
	2010	400	18.48 to 18.06	7,359	1.75 to 1.40	7.31	1.61 to 1.56

Strategic Income Opportunities Trust Series II	2014	388	20.63 to 13.43	8,196	1.90 to 1.00	4.07	3.80 to 2.87
	2013	420	20.06 to 12.94	8,609	1.90 to 1.00	5.07	1.66 to 0.42
	2012	480	19.73 to 12.61	9,645	1.90 to 1.00	6.13	10.48 to 0.91
	2011	580	17.86 to 12.79	10,540	1.90 to 1.15	10.00	0.72 to -0.03
	2010	687	17.86 to 12.70	12,430	1.90 to 1.15	23.27	1.57 to 1.45

Total Bond Market Trust B Series II	2014	454	12.54 to 12.28	5,652	2.10 to 1.00	4.54	4.84 to 3.69
	2013	300	11.96 to 11.85	3,580	2.10 to 1.00	2.30	-3.74 to -4.79
	2012	560	12.44 to 12.42	6,971	2.10 to 1.00	4.52	-0.47 to -0.62

Total Bond Market Trust B Series NAV	2014	92	12.70 to 12.49	1,164	1.55 to 0.80	3.17	5.21 to 4.43
	2013	97	12.07 to 11.96	1,167	1.55 to 0.80	3.52	-3.22 to -3.94
	2012	89	12.47 to 12.46	1,105	1.55 to 0.80	5.86	-0.24 to -0.36

Total Return Trust Series I	2014	378	22.64 to 16.59	8,880	1.75 to 0.80	3.18	3.90 to 2.92
	2013	450	22.00 to 15.96	10,259	1.75 to 0.80	2.89	-2.96 to -3.73
	2012	568	22.85 to 16.43	13,410	1.75 to 0.80	1.83	7.62 to 6.59
	2011	711	21.43 to 15.26	15,653	1.75 to 0.80	4.15	3.09 to 2.11
	2010	868	20.99 to 14.81	18,679	1.75 to 0.80	2.29	6.79 to 5.78

Total Return Trust Series II	2014	885	19.07 to 12.47	17,072	1.90 to 1.00	2.84	3.42 to 2.49
	2013	1,181	18.61 to 12.06	22,569	1.90 to 1.00	2.70	-3.25 to -4.07
	2012	1,471	19.40 to 12.46	29,267	1.90 to 1.00	1.79	6.24 to -0.34
	2011	1,576	18.26 to 17.12	29,434	1.90 to 1.15	3.95	2.52 to 1.76
	2010	1,929	17.94 to 16.70	35,302	1.90 to 1.15	2.09	6.18 to 5.38

Total Stock Market Index Trust Series I	2014	26	19.50 to 19.09	505	1.75 to 1.40	1.14	9.92 to 9.54
	2013	31	17.74 to 17.43	545	1.75 to 1.40	1.29	31.54 to 31.08
	2012	36	13.49 to 13.29	482	1.75 to 1.40	1.57	13.89 to 13.49
	2011	35	11.84 to 11.71	415	1.75 to 1.40	1.18	-1.12 to -1.46
	2010	42	11.97 to 11.89	496	1.75 to 1.40	1.23	15.57 to 15.17

Total Stock Market Index Trust Series II	2014	258	25.79 to 24.36	6,447	1.85 to 1.40	0.99	9.75 to 9.26
	2013	329	23.49 to 22.30	7,513	1.85 to 1.40	1.16	31.24 to 30.65
	2012	414	17.90 to 17.07	7,222	1.85 to 1.40	1.29	13.61 to 13.10
	2011	466	15.76 to 15.09	7,180	1.85 to 1.40	1.01	-1.23 to -1.67
	2010	528	15.95 to 15.35	8,253	1.85 to 1.40	1.08	15.26 to 14.75

U.S. Equity Trust Series I	2014	601	17.62 to 17.45	10,747	1.75 to 1.40	1.41	9.49 to 9.10
	2013	682	16.09 to 16.00	11,132	1.75 to 1.40	1.61	26.45 to 26.00
	2012	762	12.72 to 12.69	9,907	1.75 to 1.40	2.09	1.80 to 1.56

U.S. Equity Trust Series II	2014	52	17.52 to 17.31	912	1.85 to 1.40	1.27	9.22 to 8.73
	2013	55	16.04 to 15.92	880	1.85 to 1.40	1.27	26.29 to 25.73
	2012	81	12.70 to 12.67	1,030	1.85 to 1.40	1.73	1.63 to 1.32

Ultra Short Term Bond Trust Series I	2014	0	12.15 to 11.76	0	1.55 to 0.80	0.00	-0.82 to -1.56
	2013	0	12.25 to 11.95	0	1.55 to 0.80	0.75	-0.86 to -1.60
	2012	0	12.36 to 12.14	0	1.55 to 0.80	0.60	-0.27 to -1.02
	2011	2	12.39 to 12.27	20	1.55 to 0.80	2.58	-0.67 to -1.41

Ultra Short Term Bond Trust Series II	2014	979	12.26 to 11.35	11,972	2.10 to 0.35	1.11	-0.65 to -2.38
	2013	1,167	12.34 to 11.63	13,853	2.10 to 0.35	1.24	-0.61 to -2.34
	2012	589	12.42 to 11.91	7,126	2.10 to 0.35	1.16	0.02 to -1.73
	2011	448	12.42 to 12.12	5,491	2.10 to 0.35	2.10	-0.43 to -2.15
	2010	81	12.47 to 12.38	1,010	2.10 to 0.35	1.48	-0.23 to -0.95

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Utilities Trust Series I	2014	61	$30.82 to $29.38	$1,828	1.75% to 1.40%	3.00%	11.02% to 10.64%
	2013	63	27.76 to 26.55	1,712	1.75 to 1.40	1.97	18.89 to 18.47
	2012	75	23.35 to 22.41	1,713	1.75 to 1.40	3.62	12.07 to 11.67
	2011	92	20.83 to 20.07	1,886	1.75 to 1.40	3.45	5.17 to 4.80
	2010	107	19.81 to 19.15	2,093	1.75 to 1.40	2.23	12.34 to 11.95

Utilities Trust Series II	2014	97	46.97 to 44.37	4,351	1.85 to 1.40	2.77	10.85 to 10.35
	2013	115	42.37 to 40.21	4,682	1.85 to 1.40	1.78	18.68 to 18.14
	2012	138	35.70 to 34.04	4,750	1.85 to 1.40	3.41	11.78 to 11.27
	2011	155	31.94 to 30.59	4,795	1.85 to 1.40	3.43	5.10 to 4.63
	2010	178	30.39 to 29.24	5,251	1.85 to 1.40	2.17	12.04 to 11.54

Value Trust Series I	2014	102	41.19 to 22.73	4,671	1.75 to 0.80	0.45	8.95 to 7.92
	2013	117	38.16 to 20.87	4,981	1.75 to 0.80	0.78	33.05 to 26.37
	2012	134	28.68 to 15.53	4,230	1.75 to 0.80	0.79	16.48 to 15.38
	2011	155	24.86 to 13.34	4,240	1.75 to 0.80	1.05	0.18 to -0.77
	2010	181	25.05 to 13.31	4,974	1.75 to 0.80	0.98	21.25 to 20.10

Value Trust Series II	2014	145	31.30 to 18.39	4,376	1.90 to 1.00	0.27	8.52 to 7.55
	2013	150	29.11 to 16.95	4,235	1.90 to 1.00	0.64	32.56 to 25.92
	2012	159	21.96 to 12.67	3,411	1.90 to 1.00	0.64	14.97 to 1.35
	2011	175	19.10 to 14.23	3,236	1.90 to 1.15	0.86	-0.32 to -1.06
	2010	202	19.30 to 14.27	3,772	1.90 to 1.15	0.79	20.57 to 19.67

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

(c)

These ratios, which are not annualized, represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, which are not annualized, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Sub-account that invests in non-affiliated Trust.

(f)	Renamed on May 5, 2014. Previously known as Lifestyle Aggressive Trust.

(g)	Renamed on May 5, 2014. Previously known as Lifestyle Balanced Trust.

(h)	Renamed on May 5, 2014. Previously known as Lifestyle Conservative Trust.

(i)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.

(j)	Renamed on May 5, 2014. Previously known as Lifestyle Moderate Trust.

(k)	Renamed on November 10, 2014. Previously known as Financial Services Trust.

(l)	Sub-account available in prior year but no activity.

(m)	Terminated as an investment option and funds transferred to Bond Trust on November 10, 2014.

(n)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on November 10, 2014.

(o)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME

October 1, 1997	FNAL Variable Account	The Manufacturers Life Insurance Company of New York Separate Account A

October 1, 1997	First North American Life Assurance Company	The Manufacturers Life Insurance Company of New York

November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.

September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc

January 1, 2005	The Manufacturers Life Insurance Company of New York Separate Account A	John Hancock Life Insurance Company of New York Separate Account A

January 1, 2005	The Manufacturers Life Insurance Company of New York	John Hancock Life Insurance Company of New York Separate Account A.

January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC

January 1, 2005	Manufacturers Securities Services, LLC	John Hancock Investment Management Services, LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

* * * * *

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

	(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company of New York Separate Account A. [FILED HEREWITH]

	(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company of New York. [FILED HEREWITH]

(b)	Exhibits

	(1)	(a)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the FNAL Variable Account—Incorporated by reference to Exhibit (b)(1)(a) to Form N-4, file number 33-46217, filed February 25, 1998.

		(b)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the Fixed Separate Account—Incorporated by reference to Exhibit (b)(1)(b) to Form N-4, file number 33-46217, filed February 25, 1998.

		(c)	Resolution of the Board of Directors of First North American Life Assurance Company establishing The Manufacturers Life Insurance Company of New York Separate Account D and The Manufacturers Life Insurance Company of New York Separate Account E—Incorporated by reference to Exhibit (b)(1)(c) to Form N-4, file number 33-46217, filed February 25, 1998.

	(2)	Agreements for custody of securities and similar investments. — NOT APPLICABLE.

	(3)	(a)	Underwriting and Distribution Agreement dated January 1, 2002, incorporated by reference to Exhibit 24(B)(3)(a) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.

		(b)	General Agent and Broker-Dealer Selling Agreement, incorporated by reference to Exhibit 24(B)(3)(b) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.

	(c)	Underwriting and Distribution Agreement dated December 1, 2009—incorporated by reference to Exhibit 24(B)(3)(c) to Post-Effective Amendment No. 4 to Registration Statement, File No. 333-146590, filed on February 1, 2010.

(4)	(a)	Form of Master Group Contract: Group IRA Single Payment Deferred Variable Annuity Contract, Guaranteed Lifetime Withdrawal Benefit, Non-Participating for Venture 200.10GRP-NY, incorporated by reference to Exhibit 24(b)(4)(a) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

	(b)	(i)	Form of Contract for Rollover Prior to Single Life/Joint Life Election for Venture 200.10, incorporated by reference to Exhibit 24(b)(4)(b)(i) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

		(ii)	Form of Specifications Pages for Rollover Prior to Single Life/Joint Life Election for Venture 200.10 for IRA, incorporated by reference to Exhibit 24(b)(4)(b)(ii) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

		(iii)	Form of Specifications Pages for Rollover Prior to Single Life/Joint Life Election for Venture 200.10 for Roth, incorporated by reference to Exhibit 24(b)(4)(b)(iii) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

	(c)	(i)	Form of Contract for Single Life Election for Venture 201.10, incorporated by reference to Exhibit 24(b)(4)(c)(i) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

		(ii)	Form of Specifications Pages for Single Life Election for Venture 201.10 for IRA, incorporated by reference to Exhibit 24(b)(4)(c)(ii) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

		(iii)	Form of Specifications Pages for Single Life Election for Venture 200.10 for Roth, incorporated by reference to Exhibit 24(b)(4)(c)(iii) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

	(d)	(i)	Form of Contract for Joint Life Election for Venture 202.10, incorporated by reference to Exhibit 24(b)(4)(d)(i) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

		(ii)	Form of Specifications Pages for Joint Life Election for Venture 202.10 for IRA, incorporated by reference to Exhibit 24(b)(4)(d)(ii) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

		(iii)	Form of Specifications Pages for Joint Life Election for Venture 202.10 for Roth, incorporated by reference to Exhibit 24(b)(4)(d)(iii) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

(5)	(a)	Form of Specimen Master Application for Single Payment Deferred Variable Annuity Contract, Non-Participating, for Venture 200.10, incorporated by reference to Exhibit 24(b)(5)(a) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

	(b)	Form of Certificate Application for Single Payment Deferred Variable Annuity Contract, Non-Participating, for Venture 200.10, incorporated by reference to Exhibit 24(b)(5)(b) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

(6)	(a)	(i)	Declaration of Intention and Charter of First North American Life Assurance Company—incorporated by reference to Exhibit 24(b)(6)(a)(i) to Post-Effective Amendment No. 7 to Registration Statement, File No. 033-46217, filed on February 25, 1998.

		(ii)	Certificate of Amendment of the Declaration of Intention and Charter of First North American Life Assurance Company, incorporated by reference to Exhibit 24(b)(6)(a)(ii) to Post-Effective Amendment No. 7 to Registration Statement, File No. 033-46217, filed on February 25, 1998.

		(iii)	Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York, incorporated by reference to Exhibit 24(b)(6)(a)(iii) to Post- Effective Amendment No. 7 to Registration Statement, File No. 033-46217, filed on February 25, 1998.

		(iv)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of January 1, 2005, incorporated by reference to Exhibit 24(b)(6)(a)(iv) to Post-Effective Amendment No. 1 to Registration Statement, File No. 333-138846, filed on May 1, 2007.

		(v)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of August 10, 2006, incorporated by reference to Exhibit 24(b)(6)(a)(v) to Post-Effective Amendment No. 1 to Registration Statement, File No. 333-138846, filed on May 1, 2007.

		(vi)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of December 17, 2009, incorporated by reference to Exhibit 24(b)(6)(a)(vi) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on April 30, 2010.

	(b)	(i)	By-Laws of John Hancock Life Insurance Company of New York, as amended and restated as of July 31, 2006, incorporated by reference to Exhibit 24(b)(6)(b)(i) to Post-Effective Amendment No. 1, to Registration Statement, File No. 333-138846, filed on May 1, 2007.

		(ii)	John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on November 19, 2009, incorporated by reference to Exhibit 24(b)(6)(b)(ii) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on May 3, 2010.

		(iii)	John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on December 14, 2010, incorporated by reference to Exhibit 24(b)(6)(b)(iii) to Post-Effective Amendment No. 1 to Registration Statement, File No. 333-169797, filed on February 22, 2011.

(7)	Contract of reinsurance in connection with the variable annuity contracts being offered—NOT APPLICABLE.

(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

	(a)	(i)	Administrative Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (U.S.A.), effective January 1, 2001, incorporated by reference to Exhibit 24(b)(8)(a) to Post-Effective Amendment No. 5 to Registration Statement, File No. 333-61283, filed on April 30, 2002.

		(ii)	Investment Services Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company of New York—incorporated by reference to Exhibit 1(A)(8)(c) to pre-effective amendment no. 1 to The Manufacturers Life Insurance Company of New York Separate Account B Registration Statement on Form S-6, filed March 16, 1998.

	(b)	(i)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.

		(ii)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.

(9)	Opinion of Counsel and consent to its use as to the legality of the securities being registered — Incorporated by reference to Exhibit 24(b)(9) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

(10)	Written consent of Ernst & Young, LLP, independent registered public accounting firm [FILED HEREWITH].

(11)	All financial statements omitted from Item 23, Financial Statements — Not Applicable.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners—Not Applicable.

(13)	Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 21 — Incorporated by reference to Exhibit (b)(13) to Form N-4, 33-76162 filed March 1, 1996.

(14)	(a)	Powers of Attorney of James D. Gallagher, Thomas Borshoff, James R. Boyle, Ruth Ann Fleming, Scott S. Hartz, Bradford J. Race, Rex Schlaybaugh, Jr., and John G. Vrysen — incorporated by reference to Exhibit 24(b)(14) of the initial filing of this registration statement, File No. 333-167018, filed on May 21, 2010.

	(b)	Power of Attorney for Steven Finch, incorporated by reference to Exhibit 24(b)(14)(b) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

	(c)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(14)(c) to Post-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on May 2, 2011.

	(d)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(14)(d) to Post-Effective Amendment No. 3 to this Registration Statement, File No. 333-167018, filed on March 28, 2013.

	(e)	Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(b)(14)(e) to Post-Effective Amendment No. 5 to this Registration Statement, File No. 333-167018, filed on March 31, 2014.

Item 25.	Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

EFFECTIVE AS OF SEPTEMBER 22, 2014

Name and Principal Business Address	Position with Depositor
Craig Bromley***	Chairman and President
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Michael Doughty***	Director and Executive Vice President
Ruth Ann Fleming*	Director
James D. Gallagher*	Director, Executive Vice President and General Counsel
Scott S. Hartz***	Director, Executive Vice President and Chief Investment Officer – U.S. Investments
Rex Schlaybaugh, Jr.*	Director
John G. Vrysen*	Director
Steven Finch*	Executive Vice President and Chief Financial Officer
John C.S. Anderson	Senior Vice President
Andrew G. Arnott*	Senior Vice President
Kevin J. Cloherty*	Senior Vice President
Barry Evans#	Senior Vice President
Peter Gordon*	Senior Vice President
Brian Heapps***	Senior Vice President
Gregory Mack*	Senior Vice President
Janis K. McDonough***	Senior Vice President
H. Steven Moore**	Senior Vice President and Treasurer
James O’Brien†	Senior Vice President
Sebastian Pariath*	Senior Vice President, Head of Operations and Chief Information Officer
Timothy W. Ramza*	Senior Vice President
Alan R. Seghezzi***	Senior Vice President
Anthony Teta***	Senior Vice President
Brooks Tingle***	Senior Vice President
Emanuel Alves*	Vice President, Counsel, and Corporate Secretary
Roy V. Anderson*	Vice President
Abigail M. Armstrong***	Vice President
Kevin Askew††	Vice President
William D. Bertrand	Vice President
Ann E. Birle†	Vice President
Stephen J. Blewitt***	Vice President
Robert Boyda*	Vice President
David Campbell	Vice President
Bob Carroll*	Vice President
Rick A. Carlson*	Vice President
Brian Collins†	Vice President
John J. Danello*	Vice President
Brent Dennis***	Vice President
Robert Donahue††	Vice President
Paul Gallagher†††	Vice President
Gerald C. Hanrahan, Jr.	Vice President
Ann Gencarella***	Vice President
Richard Harris**	Vice President and Appointed Actuary
John Hatch*	Vice President
Eugene Xavier Hodge, Jr.***	Vice President
James C. Hoodlet***	Vice President
Roy Kapoor**	Vice President
Mitchell Karman*	Vice President, Chief Compliance Officer, and Counsel
Frank Knox*	Vice President, Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko**	Vice President, Treasury
Robert Leach*	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

EFFECTIVE AS OF SEPTEMBER 22, 2014

Name and Principal Business Address	Position with Depositor
Scott Lively*	Vice President
Cheryl Mallett**	Vice President
Nathaniel I. Margolis***	Vice President
John B. Maynard†	Vice President
Karen McCafferty*	Vice President
Scott A. McFetridge***	Vice President
William McPadden***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer – Investments
Scott Morin*	Vice President
Jeffrey H. Natuapsky*	Vice President
Scott Navin***	Vice President
Betty Ng**	Vice President
Nina Nicolosi*	Vice President
Jacques Ouimet†	Vice President
Jeffrey Packard***	Vice President
Gary M. Pelletier***	Vice President
Tracy Polsgrove*	Vice President
Krishna Ramdial**	Vice President, Treasury
S. Mark Ray***	Vice President
Jill Rebman**	Vice President
George Revoir*	Vice President
Mark Rizza*	Vice President
Andrew Ross**	Vice President
Lisa Anne Ryan†	Vice President
Thomas Samoluk*	Vice President
Martin Sheerin*	Vice President
Gordon Shone*	Vice President
Susan Simi	Vice President
Rob Stanley*	Vice President
Tony Todisco††	Vice President
Simonetta Vendittelli*	Vice President and Controller

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

EFFECTIVE AS OF SEPTEMBER 22, 2014

Name and Principal Business Address	Position with Depositor
Peter de Vries*	Vice President
Linda A. Watters*	Vice President
Jeffery Whitehead*	Vice President
Henry Wong***	Vice President
Leo Zerilli*	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210

**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***	Principal business office is 197 Clarendon Street, Boston, MA 02117

****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801

†	Principal business office is 200 Berkeley Street, Boston, MA 02116

††	Principal business office is 380 Stuart Street, Boston, MA 02116

†††	Principal business office is 200 Clarendon Street, Boston, MA 02116

††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5

#	Principal business office is 101 Huntington Avenue, Boston, MA 02199

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company of New York (the “Company”), operated as a unit investment trust. Registrant supports certain benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2014, appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2014

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)(4)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Western Holdings Limited Partnership(3) (Alberta)
95%
PT Asuransi Jiwa Manulife Indonesia(1) (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
97.7%
60%
Manulife Asset Management (Thailand) Company Limited (Thailand)
20%
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
60%
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
58.5%
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
60%
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
99.9%
John Hancock Advisers, LLC(2) (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Indirect Control
Direct Control

MANULIFE FINANCIAL CORPORATION PRINCIPAL SUBSIDIARIES - December 31, 2014 For External Use (1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company (2) The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by John Hancock Subsidiaries LLC (3) 99% limited partnership interest is held by The Manufacturers Life Insurance Company (4) 99% limited partnership interest is held by Manulife Property Limited Partnership This chart displays voting interest. All entities are 100% controlled unless otherwise indicated. Indirect Control Direct Control

Item 27.	Number of Contract Owners.

As of February 28, 2015, there were 3 qualified and 0 non-qualified contracts of the series offered hereby outstanding.

Item 28.	Indemnification.

Article 10 of the Charter of the Company provides as follows:

TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

Article VII of the By-laws of the Company provides as follows:

Section 1. General. The Corporation shall indemnify any person who is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal or administrative (other than by or in the right of the Corporation except as provided in Section 2 of Article VII hereof) by reason of the fact that the person:

(a)	is or was a Director, officer or employee of the Corporation, or

(b)	is or was serving at the specific request of the Corporation as a Director, officer, employee or trustee of another corporation, partnership, joint venture, trust or other enterprise,

against all expenses (including but not limited to solicitors’ and attorneys’ fees) judgments, fines and amounts in settlement, actually and reasonably incurred by the person in connection with such action, suit or proceeding (other than those specifically excluded below) if the person acted honestly, in good faith, with a view to the best interests of the Corporation or the enterprise the person is serving at the request of the Corporation, and within the scope of his or her authority and normal activities, and, in the case of any criminal or administrative action or proceeding, the person had reasonable grounds for believing that his or her conduct was lawful.

The termination of any action, suit or proceeding by judgment, order, settlement or conviction shall not of itself create a presumption that the person did not act honestly and in good faith with a view to the best interests of the Corporation and, with respect to any criminal action or proceeding, that the person did not have reasonable grounds for believing that his or her conduct was lawful.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters.

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Michael Doughty***, Steven Finch*, James C. Hoodlet***, George Revoir*, Alan Seghezzi*** and Christopher M. Walker**) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon St, Boston, MA 02116

(c)	None.

Item 30.	Location of Accounts and Records.

All books and records are maintained at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Item 31.	Management Services.

The Company has entered into an Administrative Services Agreement with The Manufacturers Life Insurance Company (“Manulife”). This Agreement provides that under the general supervision of the Board of Directors of the Company, and subject to initiation, preparation and verification by the Chief Administrative Officer of the Company, Manulife shall provide accounting services related to the provision of a payroll support system, general ledger, accounts payable, tax and auditing services.

Item 32.	Undertakings.

(a)	Representation of Insurer pursuant to Section 26 of the Investment Company Act of 1940.

John Hancock Life Insurance Company of New York (the “Company”) hereby represents that the fees and charges deducted under the Contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted; Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167018, filed on July 30, 2010.

(2) The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 30th day of March, 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

(Registrant)

By:    JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

         (Depositor)

By:    /s/ Craig Bromley

         Craig Bromley

         Director and President

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

By:    /s/ Craig Bromley

         Craig Bromley

         Director and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 30th day of March, 2015.

Signature	Title

/s/ Craig Bromley Craig Bromley	Director and President (Principal Executive Officer)

/s/ Steven Finch Steven Finch	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Principal Accounting Officer)

* Thomas Borshoff	Director

* Paul M. Connolly	Director

* Michael Doughty	Director

* Ruth Ann Fleming	Director

* James D. Gallagher	Director

* Scott S. Hartz	Director

* Rex Schlaybaugh, Jr.	Director

* John G. Vrysen	Director

* /s/ Thomas J. Loftus Thomas J. Loftus Pursuant to Power of Attorney	Senior Counsel — Annuities

EXHIBIT INDEX

ITEM NO.	DESCRIPTION

24(b) (10)	Consent of independent registered public accounting firm